UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2022

RSE COLLECTION, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1835270
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

446 BROADWAY, 2nd FLOOR, NEW YORK, NY 10013

(Full mailing address of principal executive offices)

(201) 564-0493
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

 Series #69BM1 membership interests; Series #85FT1 membership interests; Series #88LJ1 membership interests; Series #55PS1 membership interests; Series #95BL1 membership interests; Series #89PS1 membership interests;  Series #90FM1 membership interests;  Series #83FB1 membership interests;  Series #98DV1 membership interests;  Series #93XJ1 membership interests;  Series #06FS1 membership interests;  Series #02AX1 membership interests;  Series #99LE1 membership interests;  Series #91MV1 membership interests;  Series #92LD1 membership interests;  Series #94DV1 membership interests;  Series #00FM1 membership interests;  Series #72MC1 membership interests;  Series #06FG1 membership interests;  Series #11BM1 membership interests;  Series #80LC1 membership interests;  Series #02BZ1 membership interests;  Series #88BM1 membership interests;  Series #63CC1 membership interests;  Series #76PT1 membership interests;  Series #75RA1 membership interests;  Series #65AG1 membership interests;  Series #93FS1 membership interests;  Series #61JE1 membership interests;  Series #90MM1 membership interests;  Series #65FM1 membership interests;  Series #88PT1 membership interests;  Series #94LD1 membership interests;  Series #99SS1 membership interests;  Series #94FS1 membership interests;  Series #61MG1 membership interests;  Series #92CC1 membership interests;  Series #89FT1 membership interests;  Series #80PN1 membership interests;  Series #89FG2 membership interests;  Series #88LL1 membership interests; Series #03SS1 membership interests; Series #MEEB11275 membership interests;  Series #82TAYLOR membership interests; Series #HOLMES membership interests;  Series #HULK180 membership interests;  Series #05JAYZ membership interests;  Series #JUSTINIAN membership interests;  Series #67ICEBOWL membership interests;  Series #DKCOUNTRY membership interests;  Series #FALCON membership interests;  Series #MARIOWRLD membership interests;  Series #82AV1 membership interests;  Series #SUPERBWL1 membership interests;  Series #MEEB7985 membership interests;  Series BONDWATCH membership interests;  Series #95FF1 membership interests #MAYC857 membership interests;  Series #PUNK2981 membership interests;  Series #WOW2221 membership interests;  Series #NIKON1 membership interests;  Series #LOTF#DOOD6778 membership interests;  Series #BAKC7820 membership interests;  Series #NBAJAM membership interests;  Series #SANDBOX1 membership interests;  Series #WOW6586 membership interests;  Series #AZUKI6704 membership interests;  Series #58PELE4 membership interests;  Series #OBAMABALL membership interests;  Series #BART membership interests;  Series #HOMER membership interests;  Series #SI1 membership interests; Series #GOLD1 membership interests;  Series #VERSTAPP1 membership interests;  Series #96TIGER membership interests;  Series #88ZELDA membership interests;  Series #STARWARS3 membership interests;  Series #YEEZY membership interests; Series #MAYC9114 membership interests; Series #VFRNDS1 membership interests;  Series #MBIRD2754 membership interests;  Series #VEEFRND1 membership interests;  Series #TREASURE membership interests;  Series #MACWORLD1 membership interests;  Series #KENNERSET membership interests;  Series #LEDZEPP1 membership interests;  Series #VEEVIPER membership interests; Series #BEEPLE1; Series #WARHOL1; Series #GAMEBOY membership interests; Series #CROESUS membership interests; Series #SACHS1 membership interests; Series #32RUTH membership interests; Series #ELON1 membership interests; Series #105.ETH membership interests; Series #R2D2 membership interests; Series #VADER membership interests; Series #WARHOL2 membership interests; Series #JEKYLL membership interests; Series #BUFFET1 membership interests; Series #DRACULA10 membership interests; Series #PAPPY1 membership interests; Series #1857COIN membership interests; Series #94CSI membership interests; Series #ANDYPELE membership interests; Series #BOBAFETTmembership interests; Series #ELVIS membership interests; Series #GBOYCOLOR membership interests; Series #JETFIRE membership interests; Series #POPEBALL membership interests; Series #RABBIT membership interests; Series #54AARONmembership interests; Series #GRATEFUL1 membership interests; Series #BOBAPROTO membership interests

(Securities issued pursuant to Regulation A)

TABLE OF CONTENTS

RSE COLLECTION, LLC

SECTIONPAGE

MASTER SERIES TABLE6

ITEM 1. DESCRIPTION OF BUSINESS28

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION34

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES53

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS59

ITEM 5. RELATED PARTY TRANSACTIONS64

ITEM 6. OTHER SIGNIFICANT INFORMATION66

ITEM 7.  FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

In this Annual Report on Form 1-K (the “Form 1-K”), references to “we,” “us,” “our,” “RSE Collection,” or the “Company” mean RSE Collection, LLC, a Delaware series limited liability company formed on August 24, 2016.

Unless otherwise indicated, information contained in this Form 1-K concerning our industry and the markets in which we operate is based on information from independent industry and research organizations and other third-party sources (including publications, surveys and forecasts), and management estimates. Although we believe the data from these third-party sources is reliable, we have not independently verified any third-party information.

FORWARD LOOKING STATEMENT DISCLOSURE

This Form 1-K and any documents incorporated by reference herein contain forward-looking statements and are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this Form 1-K are forward-looking statements. Forward-looking statements give the Company’s current reasonable expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K and any documents incorporated by reference herein or therein are based on reasonable assumptions the Company has made in light of its industry experience, perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this Form 1-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove incorrect or change, the Company’s actual operating, and financial performance may vary in material respects from the performance projected in these forward-looking statements.

For more information regarding the risks and uncertainties that we face, you should refer to the “Risk Factors” detailed in the Post Qualification Amendment No. 27 to the offering statement on Form 1-A filed by the Company with the Securities and Exchange Commission (the “Commission”) and originally qualified on November 15, 2021 (the “Offering Statement”), as may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Any forward-looking statement made by the Company in this Form 1-K or any documents incorporated by reference herein or therein speak only as of the date of this Form 1-K. Factors or events that could cause our actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Form 1-K may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks and trade names in this Form 1-K is not intended to and does not imply a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Form 1-K may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

MASTER SERIES TABLE

The Company is managed by RSE Collection Manager, LLC (the “Manager”), a single member Delaware limited liability company formed on March 16, 2021, which is owned by Rally Holdings LLC, a Delaware limited liability company that serves as the asset manager for the collection of Collectible Assets (as defined below) owned by the Company and each series (“Rally Holdings” or the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of the investors. All of the series of the Company shall collectively be referred to herein as the “Series” and the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series shall collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series. The offerings of the Interests shall collectively be referred to herein as the “Offerings.” There will be a separate Closing with respect to each Offering (each, a “Closing”). The Series assets referenced below shall be referred to herein, collectively, as the “Underlying Assets.” Any individuals, dealers or auction company that own an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset shall be referred to herein as an “Asset Seller.” We intend to distribute all Offerings of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests (the “Rally Rd.™ Platform” or the “Platform”). We intend to continue to develop opportunities to allow Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of potential tangible interactions with assets on the Platform and unique collective ownership experiences (the “Membership Experience Programs”).

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table.

Series	Qualification Date	Offering Circular	Underlying Asset	Status	Opening Date (1)	Closing Date	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee (5)
#77LE1 (4)		(Not qualified in an Offering Statement)	1977 Lotus Esprit S1	Closed	11/17/2016	4/13/2017	$38.85	2,000	$77,700 (3)	$3,443
#69BM1	8/10/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1969 Ford Mustang Boss 302	Closed	11/20/2017	2/7/2018	$57.50	2,000	$115,000 (3)	$2,986
#85FT1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1985 Ferrari Testarossa	Closed	11/23/2017	2/15/2018	$82.50	2,000	$165,000 (3)	-$17,859

#88LJ1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1988 Lamborghini Jalpa	Closed	2/9/2018	4/12/2018	$67.50	2,000	$135,000 (3)	$578
#55PS1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1955 Porsche 356 Speedster	Closed	4/2/2018	6/6/2018	$212.50	2,000	$425,000 (3)	-$3,357
#95BL1	5/24/2018	(Post-Qualification Amendment No. 5 to Offering Statement 1)	1995 BMW E36 M3 Lightweight	Closed	6/1/2018	7/12/2018	$59.25	2,000	$118,500 (3)	-$444
#89PS1	7/20/2018	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1989 Porsche 911 Speedster	Sold -$245,000 Acquisition Offer Accepted on 07/20/2022	7/23/2018	7/31/2018	$82.50	2,000	$165,000 (3)	$2,021
#90FM1	7/20/2018	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1990 Ford Mustang 7Up Edition	Closed	7/24/2018	7/31/2018	$8.25	2,000	$16,500 (3)	$464
#83FB1	3/29/2018	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1983 Ferrari 512 BBi	Closed	7/23/2018	9/5/2018	$70.00	5,000	$350,000 (3)	$9,162
#98DV1	9/17/2018	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1998 Dodge Viper GTS-R	Closed	9/27/2018	10/10/2018	$65.00	2,000	$130,000 (3)	$2,314

#06FS1	9/17/2018	(Pre-Qualification Amendment No. 7 to Offering Statement 1)	2006 Ferrari F430 Spider "Manual"	Sold -$227,500 Acquisition Offer Accepted on 05/06/2019	10/12/2018	10/19/2018	$39.80	5,000	$199,000 (3)	$774
#93XJ1	3/29/2018	(Post-Qualification Amendment No. 4 to Offering Statement 1)	1993 Jaguar XJ220	Closed	8/22/2018	11/6/2018	$99.00	5,000	$495,000 (3)	-$7,373
#02AX1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2002 Acura NSX-T	Closed	11/16/2018	11/30/2018	$54.00	2,000	$108,000 (3)	$1,944
#99LE1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1999 Lotus Esprit Sport 350	Closed	11/23/2018	12/4/2018	$34.75	2,000	$69,500 (3)	$1,770
#91MV1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1991 Mitsubishi 3000GT VR4	Closed	11/28/2018	12/7/2018	$19.00	2,000	$38,000 (3)	$600
#92LD1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1992 Lancia Delta Integrale Evo "Martini 5"	Closed	12/7/2018	12/26/2018	$55.00	3,000	$165,000 (3)	$2,219
#94DV1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1994 Dodge Viper RT/10	Closed	12/11/2018	12/26/2018	$28.75	2,000	$57,500 (3)	$1,841

#00FM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2000 Ford Mustang Cobra R	Sold -$60,000 Acquisition Offer Accepted on 04/16/2019	12/21/2018	1/4/2019	$24.75	2,000	$49,500 (3)	$862
#72MC1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1972 Mazda Cosmo Sport Series II	Closed	12/28/2018	1/4/2019	$62.25	2,000	$124,500 (3)	$2,474
#06FG1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2006 Ford GT	Sold -$365,000 Acquisition Offer Accepted on 06/09/2021	12/14/2018	1/8/2019	$64.00	5,000	$320,000 (3)	$3,198
#11BM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2011 BMW 1M	Closed	1/8/2019	1/25/2019	$42.00	2,000	$84,000 (3)	$517
#80LC1	9/17/2018	(Pre-Qualification Amendment No. 7 to Offering Statement 1)	1980 Lamborghini Countach LP400 S Turbo	Closed	1/17/2019	2/8/2019	$127.00	5,000	$635,000 (3)	$9,216
#02BZ1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2002 BMW Z8	Closed	1/6/2019	2/8/2019	$65.00	3,000	$195,000 (3)	$2,620
#88BM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1988 BMW E30 M3	Closed	1/11/2019	2/25/2019	$47.00	3,000	$141,000 (3)	$226

#63CC1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1963 Chevrolet Corvette Split Window	Closed	3/8/2019	3/18/2019	$63.00	2,000	$126,000 (3)	$1,553
#76PT1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1976 Porsche 911 Turbo Carrera	Closed	3/15/2019	3/22/2019	$63.30	3,000	$189,900 (3)	$1,793
#75RA1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1975 Renault Alpine A110 1300	Closed	3/29/2019	4/9/2019	$28.00	3,000	$84,000 (3)	$3,732
#65AG1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1965 Alfa Romeo Giulia Sprint Speciale	Closed	4/5/2019	4/16/2019	$89.25	2,000	$178,500 (3)	$1,903
#93FS1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1993 Ferrari 348TS Serie Speciale	Sold -$147,500 Acquisition Offer Accepted on 05/17/2022	4/12/2019	4/22/2019	$68.75	2,000	$137,500 (3)	$1,272
2003 Porsche 911 GT2				Cancelled / Underlying Asset Sold Pre-Offering (7)
#61JE1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1961 Jaguar E-Type	Closed	4/19/2019	4/26/2019	$82.00	3,000	$246,000 (3)	$3,858
#90MM1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1990 Mazda Miata MX-5	Closed	4/17/2019	4/26/2019	$5.32	5,000	$26,600 (3)	$918

#65FM1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1965 Ford Mustang 2+2 Fastback	Closed	5/3/2019	7/18/2019	$41.25	2,000	$82,500 (3)	$1,966
#88PT1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1988 Porsche 944 Turbo S	Closed	5/10/2019	7/18/2019	$30.00	2,200	$66,000 (3)	-$2,214
#94LD1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1994 Lamborghini Diablo SE30 Jota	Closed	7/12/2019	8/6/2019	$119.50	5,000	$597,500 (3)	$11,251
#99SS1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1999 Shelby Series 1	Closed	9/4/2019	9/11/2019	$137.50	1,000	$137,500 (3)	$1,815
#94FS1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1994 Ferrari 348 Spider	Closed	9/12/2019	9/17/2019	$72.50	2,000	$145,000 (3)	$669
#61MG1	3/6/2019	(Post-Qualification Amendment No. 11 to Offering Statement 1)	1961 Maserati 3500GT	Closed	9/20/2019	9/30/2019	$68.00	5,000	$340,000 (3)	$4,613
#92CC1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1992 Chevrolet Corvette ZR1	Closed	9/27/2019	10/2/2019	$26.25	2,000	$52,500 (3)	$2,875

#89FT1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1989 Ferrari Testarossa	Sold -$330,000 Acquisition Offer Accepted on 04/25/2022	10/4/2019	10/11/2019	$45.00	4,000	$180,000 (3)	-$400
#80PN1	10/23/2019	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1980 Porsche 928	Closed	11/1/2019	11/6/2019	$9.60	5,000	$48,000 (3)	-$4,030
#89FG2	10/23/2019	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1989 Ferrari 328 GTS	Sold -$180,000 Acquisition Offer Accepted on 08/18/2022	11/8/2019	11/14/2019	$75.00	1,700	$127,500 (3)	$1,719
#88LL1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1988 Lamborghini LM002	Closed	11/18/2019	12/8/2019	$146.00	2,000	$292,000 (3)	$3,115
1990 Mercedes 190E 2.5-16 Evo II				Cancelled / Underlying Asset Sold Pre-Offering (7)
#03SS1	12/9/2019	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2003 Saleen S7	Sold -$420,000 Acquisition Offer Accepted on 09/27/2020	7/6/2020	9/22/2020	$125.00	3,000	$375,000 (3)	$29,638
1972 Ferrari 365 GTC/4				Cancelled / Underlying Asset Sold Pre-Offering (7)
#MEEB11275	12/6/2021	(Post-Qualification Amendment No. 1 to Offering Statement 2)	Number 11275 Elephant Meebit NFT	Closed	12/6/2021	1/10/2022	$8.00	20,000	$160,000 (3)	$16,139

#82TAYLOR	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1982 Topps #434 Lawrence Taylor Rookie Card graded BGS 10	Closed	12/13/2021	1/10/2022	$6.50	2,000	$13,000 (3)	$1,538
#HOLMES	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1892 1st Edition copies of The Adventures of Sherlock Holmes and the Memoirs of Sherlock Holmes by Arthur Conan Doyle	Closed	12/13/2021	1/10/2022	$10.00	2,500	$25,000 (3)	$3,458
#HULK180	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1974 Incredible Hulk #180 Comic Book published by Marvel graded CGC 9.8	Closed	12/13/2021	1/10/2022	$4.20	10,000	$42,000 (3)	$4,342
#05JAYZ	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	2005 Topps Finest Jay-Z Autographed Card graded PSA 10	Closed	12/20/2021	1/10/2022	$5.00	3,700	$18,500 (3)	$1,459
#JUSTINIAN	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	Coin from the First Reign of Justinian II Depicting the First Numismatic Depiction of Jesus Christ (AD 685-695) graded NGC Ch MS	Closed	12/20/2021	1/10/2022	$9.00	2,000	$18,000 (3)	$1,720

#67ICEBOWL	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1967 Full Ticket from the Ice Bowl graded PSA 8	Closed	12/27/2021	1/14/2022	$5.00	2,000	$10,000 (3)	$1,262
#DKCOUNTRY	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1994 SNES Donkey Kong Country Video Game graded Wata 9.4 A+	Closed	12/27/2021	1/14/2022	$6.00	3,000	$18,000 (3)	$3,162
#FALCON	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1979 Kenner Star Wars Millennium Falcon Spaceship Action Figure graded AFA 80	Closed	12/27/2021	1/14/2022	$5.00	10,000	$50,000 (3)	$5,420
#MARIOWRLD	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1991 SNES Super Mario World Video Game graded Wata 9.4 A	Closed	12/13/2021	1/18/2022	$5.00	33,000	$165,000 (3)	$17,264
#82AV1	11/15/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1982 Aston Martin V8 Vantage 'Oscar India'	Closed	11/16/2021	2/7/2022	$20.00	14,875	$297,500 (3)	$2,530
#SUPERBWL1	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	1967 Super Bowl I Full Ticket graded PSA 5	Closed	2/9/2022	3/2/2022	$6.00	4,000	$24,000 (3)	$3,079
#MEEB7985	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	Number 7985 Pig Meebit NFT with Magenta Overshirt Color	Closed	2/9/2022	3/2/2022	$5.00	7,600	$38,000 (3)	$2,574

#BONDWATCH	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1999 Omega Seamaster Watch Worn by Pierce Brosnan During the Filming of The World is Not Enough	Closed	12/20/2021	3/22/2022	$4.00	20,000	$80,000 (3)	$3,320
#95FF1	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1995 Ferrari 355 Spider	Closed	12/27/2021	3/22/2022	$10.00	12,000	$120,000 (3)	$3,862
#MAYC857	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	Number 857 Mutant Ape Yacht Club NFT with M1 Irish Boho Hat	Closed	2/9/2022	3/23/2022	$5.00	10,800	$54,000 (3)	$3,893
#PUNK2981	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 2981 CryptoPunk NFT with Welding Goggles	Closed	2/18/2022	3/22/2022	$5.00	62,000	$310,000 (3)	$13,975
#WOW2221	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 2221 World of Women NFT with Golden Bib Necklace	Closed	2/18/2022	3/30/2022	$7.00	4,000	$28,000 (3)	$1,193
#NIKON1	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1949 Nikon One Camera in Condition ‘B/A’	Closed	2/18/2022	4/8/2022	$4.00	7,000	$28,000 (3)	$2,720
#LOTF	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	1954 1st Edition copy Lord of the Flies by William Golding	Closed	3/14/2022	4/8/2022	$7.00	2,000	$14,000 (3)	$1,568

#DOOD6778	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6778 Doodle NFT with Holographic Mohawk	Closed	3/30/2022	4/8/2022	$5.00	6,000	$30,000 (3)	$340
#BAKC7820	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 7820 Bored Ape Kennel Club NFT with Jetpack	Closed	2/18/2022	4/20/2022	$5.00	6,000	$30,000 (3)	-$143
#NBAJAM	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	1994 Sega Genesis NBA Jam Video Game graded Wata 9.8 A++	Closed	3/14/2022	4/20/2022	$5.00	9,400	$47,000 (3)	$3,338
#SANDBOX1	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	The Sandbox ESTATE with a bundle of 9 LAND NFTs	Closed	3/30/2022	5/3/2022	$5.00	21,000	$105,000 (3)	$1,175
#WOW6586	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6586 World of Women NFT with Golden Skin Tone	Closed	3/30/2022	5/3/2022	$5.00	10,400	$52,000 (3)	$711
#AZUKI6704	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6704 Azuki NFT with Glowing Eyes	Closed	3/30/2022	5/3/2022	$5.00	6,400	$32,000 (3)	$228
#58PELE4	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1958 Pele World Cup Debut Ticket Stub graded PSA 1.5	Closed	4/4/2022	5/14/2022	$6.00	8,000	$48,000 (3)	$4,420

#OBAMABALL	3/30/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	2010 Basketball Signed by Barack Obama, Kobe Bryant, LeBron James, Magic Johnson, and Carmelo Anthony	Closed	3/30/2022	5/14/2022	$10.00	10,500	$105,000 (3)	$3,563
#BART	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1993 Skybox Simpsons Bart Sketch graded PSA 10	Closed	4/4/2022	5/14/2022	$7.00	3,000	$21,000 (3)	$2,290
#HOMER	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1993 Skybox Simpsons Homer Sketch graded PSA 10	Closed	4/4/2022	5/14/2022	$7.00	3,000	$21,000 (3)	$2,290
#SI1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1954 Sports Illustrated #1 graded CGC 9.8	Closed	4/11/2022	5/14/2022	$2.00	5,000	$10,000 (3)	$1,100
#GOLD1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	Alaska Gold Nugget weighing 172 grams	Closed	4/11/2022	5/14/2022	$4.00	4,000	$16,000 (3)	$766
#VERSTAPP1	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	2020 Topps Dynasty Formula 1 Triple Patch Autographs #TRAIMV Max Verstappen Card graded BGS 9.5	Closed	3/14/2022	5/24/2022	$8.00	4,000	$32,000 (3)	$1,178

#96TIGER	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1996 Sports Illustrated For Kids Tiger Woods Rookie Card graded BGS 10	Closed	4/4/2022	5/24/2022	$5.00	11,000	$55,000 (3)	$4,313
#88ZELDA	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1988 NES Zelda II: The Adventure of Link Video Game graded WATA 9.8 A+	Closed	4/11/2022	5/24/2022	$5.00	12,000	$60,000 (3)	$4,300
#STARWARS3	3/30/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1977 Topps Star Wars Series 1-5 Wax Boxes Authenticated by BBCE	Closed	3/30/2022	5/24/2022	$10.00	2,600	$26,000 (3)	$1,840
#YEEZY	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	Complete Collection of Yeezy 350 Sneakers (2015-2020)	Closed	4/4/2022	5/24/2022	$8.00	5,000	$40,000 (3)	$6,276
#MAYC9114	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 9114 Mutant Ape Yacht Club NFT with M2 Stunt Jacket	Closed	3/30/2022	5/27/2022	$5.00	17,500	$87,500 (3)	$1,066
#VFRNDS1	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	VeeFriends Original Sharing Squirrel Drawing by Gary Vee	Closed	4/4/2022	6/12/2022	$10.00	27,500	$275,000 (3)	$19,642
#MBIRD2754	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	Number 2754 Moonbird NFT with Raincloud Headwear	Closed	5/16/2022	6/16/2022	$5.00	12,000	$60,000 (3)	-$17,964

#VEEFRND1	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	VeeFriends Energetic Electric Eel NFT with Rare Admission Attribute	Closed	5/16/2022	6/16/2022	$5.00	6,720	$33,600 (3)	-$6,841
#TREASURE	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1883 First Edition copy of Treasure Island By Robert Stevenson	Closed	2/18/2022	6/16/2022	$5.00	4,500	$22,500 (3)	$2,244
#MACWORLD1	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1984 Steve Jobs and Steve Wozniak Signed Issue of Macworld #1	Closed	12/20/2021	6/16/2022	$11.25	20,000	$225,000 (3)	$17,673
#KENNERSET	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	1978 Kenner Star Wars Early Bird Set graded AFA 75	Closed	5/16/2022	6/16/2022	$10.00	1,250	$12,500 (3)	$1,024
#LEDZEPP1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	Led Zeppelin I Album Signed By Jimmy Page, Robert Plant, John Bonham & John Paul Jones authenticated by Beckett	Closed	4/11/2022	6/16/2022	$6.00	8,000	$48,000 (3)	$4,420
#VEEVIPER	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	2022 Gary Vee Original Veecon Exclusive Viper Drawing authenticated by PSA	Closed	5/16/2022	6/17/2022	$5.00	15,000	$75,000 (3)	$2,779

#BEEPLE1	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	Number #163/207 Into the Ether Beeple Everydays 2020 Collection NFT	Closed	5/16/2022	6/28/2022	$5.00	13,600	$68,000 (3)	-$8,896
#WARHOL1	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	1967 Andy Warhol Marilyn Monroe Signed Print Stamp-Numbered 140/250	Closed	5/16/2022	6/28/2022	$10.00	17,000	$170,000 (3)	$3,359
#GAMEBOY	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	1989 Factory Sealed Nintendo Game Boy graded VGA 85	Closed	6/21/2022	7/25/2022	$5.00	4,500	$22,500 (3)	$866
#CROESUS	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	561-546 BC First Gold Coin graded NGC CH XF	Closed	6/21/2022	8/1/2022	$8.00	8,000	$64,000 (3)	$4,355
#SACHS1 (6)	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	Tom Sachs Rocket Factory "Gamechanger" NFT with USPS Brand	Closed	5/16/2022	8/1/2022	$10.00	2,150	$21,500 (3)	-$4,346
#32RUTH	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	1932 Babe Ruth Called Shot Ticket Stub graded PSA 6	Closed	5/16/2022	8/1/2022	$5.00	19,000	$95,000 (3)	$7,738
#ELON1	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	Elon Musk Signed Dollar Bill authenticated by PSA	Closed	7/5/2022	8/1/2022	$2.00	3,750	$7,500 (3)	$207

#105.ETH	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	the 105.eth ENS Domain	Closed	6/21/2022	8/19/2022	$4.00	10,000	$40,000 (3)	$0
#R2D2	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1977 Star Wars Dark Blue Dome R2-D2 Action Figure graded CAS 85	Closed	7/5/2022	8/19/2022	$5.00	2,000	$10,000 (3)	$1,056
#VADER	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1977 Star Wars Unpunched Darth Vader Action Figure graded CAS 85	Closed	7/5/2022	8/19/2022	$5.00	1,500	$7,500 (3)	$287
#WARHOL2	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1969 Oyster Stew Campbell’s Soup II Signed and Stamp-Numbered Andy Warhol Print	Closed	7/5/2022	8/19/2022	$10.00	6,500	$65,000 (3)	$909
#JEKYLL	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1886 First Edition copy of Strange Case of Dr Jekyll and Mr Hyde by Robert Stevenson	Closed	8/2/2022	8/26/2022	$4.00	5,000	$20,000 (3)	$2,169
#BUFFETT1	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	2000 Annual Berkshire Hathaway Inc. Shareholders Meeting Guide Signed by Warren Buffett	Closed	6/21/2022	8/26/2022	$3.00	5,000	$15,000 (3)	$351

#DRACULA10	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	1973 Tomb of Dracula #10 Comic Book published by Marvel graded CGC 9.8	Closed	5/16/2022	8/26/2022	$10.00	4,000	$40,000 (3)	$3,220
#PAPPY1	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	Collection of 10, 12, 13, 15, 20, and 23 Year Old Pappy Van Winkle Bourbon	Closed	8/2/2022	8/26/2022	$7.00	2,000	$14,000 (3)	-$567
#1857COIN	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1857-S $20 Coin Salvaged from the SS Central America graded PCGS MS66	Closed	7/5/2022	8/26/2022	$5.00	5,000	$25,000 (3)	$587
#94CSI	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	1994 BMW 850CSi	Closed	5/16/2022	10/3/2022	$14.25	10,000	$142,500 (3)	$8,814
#ANDYPELE	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1977 Andy Warhol Pelé Polaroid Portrait Photo	Closed	8/2/2022	10/3/2022	$4.00	6,500	$26,000 (3)	$363
#BOBAFETT	8/22/2022	(Post-Qualification Amendment No. 24 to Offering Statement 2)	1979 Kenner Star Wars Boba Fett Action Figure graded AFA 85	Closed	8/12/2022	10/3/2022	$10.00	2,600	$26,000 (3)	$1,517
#ELVIS	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1977 Elvis Presley Last Live Performance Full Ticket graded PSA 8	Closed	4/11/2022	10/3/2022	$8.00	5,000	$40,000 (3)	$3,700

#GBOYCOLOR	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1998 Factory Sealed Nintendo Game Boy Color graded VGA 85	Closed	7/5/2022	10/3/2022	$4.00	1,625	$6,500 (3)	$197
#JETFIRE	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1985 Transformers Jetfire Fighter Jet graded AFA 85	Closed	8/2/2022	10/3/2022	$5.00	1,700	$8,500 (3)	$736
#POPEBALL	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	2022 Baseball Signed by Pope Francis	Closed	8/2/2022	11/2/2022	$4.00	4,750	$19,000 (3)	$146
#RABBIT	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1901 First Edition copy of The Tale of Peter Rabbit by Beatrix Potter	Closed	8/2/2022	11/2/2022	$4.60	10,000	$46,000 (3)	$4,259
#54AARON	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5	Closed	9/19/2022	11/2/2022	$10.00	17,000	$170,000 (3)	-$245
#GRATEFUL1	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1966 Grateful Dead Skeleton & Roses Concert Poster graded CGC 9.6	Closed	9/19/2022	12/13/2022	$10.00	12,500	$125,000 (3)	$11,913
#BOBAPROTO	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1979 Kenner Star Wars Boba Fett Rocket-Firing L-Slot Prototype Action Figure graded AFA 80	Closed	9/19/2022	12/13/2022	$10.00	15,000	$150,000 (3)	$7,558
1947 Jackie Robinson News Photo				Cancelled / Underlying Asset Sold Pre-Offering (7)

1957 Topps Johnny Unitas Rookie Card				Cancelled / Underlying Asset Sold Pre-Offering (7)
2020 Bobby Witt Jr. Rookie Card				Cancelled / Underlying Asset Sold Pre-Offering (7)
1996 PlayStation Crash Bandicoot Video Game				Cancelled / Underlying Asset Sold Pre-Offering (7)
#BATMAN	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	Sold -$2,000,000 Acquisition Offer Accepted on 1/30/2023	2/18/2022	1/25/2023	$10.00	144,000 / 180,000	$1,440,000 / $1,800,000	$67,900
2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10				Cancelled / Underlying Asset Sold Pre-Offering (7)
Number 7387 Doodle NFT with Pink Long Hair				Cancelled (7)
Number 8467 Azuki NFT with Blue Tassel Ear				Cancelled (7)
The Sandbox 3x3 ESTATE with a bundle of 9 LAND NFTs				Cancelled (7)
Number 5028 CrypToadz NFT with Swamp Single Bun Head				Cancelled (7)
Number 3079 CrypToadz NFT with 3D Eyes				Cancelled (7)
Decentraland Estate 2X2 Bundle with 4 LAND NFTs				Cancelled (7)
2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++				Cancelled / Underlying Asset Sold Pre-Offering (7)
1939 First Edition copy of Alcoholics Anonymous by Bill Wilson				Cancelled (7)
1905-1916 Handwritten and Signed Grigori Rasputin Letter				Cancelled / Underlying Asset Sold Pre-Offering (7)
1987 NES Metroid Video Game graded Wata 9.6 A+				Cancelled / Underlying Asset Sold Pre-Offering (7)
#1973 Iron Man #55 Comic Book published by Marvel graded CGC 9.8				Cancelled (7)
1966 Fantastic Four #48 Comic Book published by Marvel graded CGC 9.4				Cancelled (7)
Worldwide Webb Land Large Apartment 8325 NFT				Cancelled (7)

1963 Amazing Spider-Man Comic Book				Cancelled (7)
1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE				Cancelled (7)
#35MICKEY	8/22/2022	(Post-Qualification Amendment No. 23 to Offering Statement 2)	1935 Gum, Inc. Mickey Mouse Wax Pack graded PSA 8	Open	8/22/2022	$10.00	520 / 650	$5,200 / $6,500	$295
#SCARFACE	8/22/2022	(Post-Qualification Amendment No. 23 to Offering Statement 2)	Al Pacino Screen Worn Tuxedo from Scarface	Open	8/22/2022	$10.00	1,600 / 2,000	$16,000 / $20,000	$1,200
#GIJOE2	8/22/2022	(Post-Qualification Amendment No. 24 to Offering Statement 2)	1982 Hasbro G.I. Joe Commando Snake Eyes Action Figure graded AFA 80	Open	8/22/2022	$10.00	960 / 1,200	$9,600 / $12,000	$1,040
#CAPTAIN1	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1941 Captain America Comics #1 Comic Book published by Timely Comics graded CGC 5.5	Open	9/19/2022	$10.00	22,000 / 27,500	$220,000 / $275,000	$15,213

#BASQUIAT1	11/21/22	(Post-Qualification Amendment No. 26 to Offering Statement 2)	2022 Jean-Michel Basquiat Superhero Print Portfolio Stamp-Numbered 7/85 and signed by Lisane Basquiat and Jeanine Heriveaux, the artist’s sisters and administrators of the Estate of Jean-Michel Basquiat	Open	11/21/22	$10.00	21,600 / 27,000	$216,000 / $270,000	$13,575
#DRYOSAUR	11/21/22	(Post-Qualification Amendment No. 26 to Offering Statement 2)	Dryosaurus skeleton excavated from the Bone Cabin Quarry in Laramie, Wyoming in 2021	Open	11/21/22	$10.00	44,000 / 55,000	$440,000 / $550,000	$28,275
#FAREWELL	2/27/2023	(Post-Qualification Amendment No. 27 to Offering Statement 2)	1929 1st Edition copy of A Farewell To Arms by Ernest Hemingway	Open	2/27/2023	$10.00	1,200 / 1,500	$12,000 / $15,000	$250
#ARSHAM1	2/27/2023	(Post-Qualification Amendment No. 27 to Offering Statement 2)	1963 Arsham Studio Stone Island Mercedes-Benz Unimog 404	Open	2/27/2023	$20.00	5,400 / 6,750	$108,000 / $135,000	$12,037.50

#APOLLO14	2/27/2023	(Post-Qualification Amendment No. 27 to Offering Statement 2)	1971 Apollo 14 Flown King James Bible carried to the Moon by astronaut Edgar Mitchell	Open	2/27/2023		$10.00	1,600 / 2,000	$16,000 / $20,000	$0
TOTAL:	-	-	-	-	-	-	-	-	$12,087,300(8)	-

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of such Series’ Underlying Asset.

(1)The opening date of a Series will occur no later than two calendar days following the date of qualification of the Offering of such Series by the Commission.  With respect to a Series, the Offering of such Series is subject to qualification by the Commission.

(2)Interests sold in Series are generally limited to 2,000 “qualified purchasers” with a maximum of 500 non-“accredited investors.”

(3)Represents the actual values for closed Offerings, including Offering Size, number of Interests sold and sourcing fees at the Closing of the Offering.

(4)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s previous offering circular. All other Interests in Series of the Company were issued under Tier 2 of Regulation A.

(5)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change. Negative values in this column reflect the amount by which the estimated aggregate value of the fees and expenses relating to an Offering exceeds the amount of the Total Proceeds of the Offering.

(6)On July 21, 2022, Interest holders in the related Series, as expressed by the nonbinding voting result of a poll of such Interest holders on the question whether to launch the rocket associated with Series #SACHS1’s Underlying Asset, the Tom Sachs Rocket Factory “Gamechanger” NFT with USPS Brand, determined to launch the rocket. The rocket survived the launch, the Company received the physical rocket associated with the NFT on behalf of the Series Interest holders and the rocket is stored in one of the Company’s storage facilities.

(7)Represents an Offering that was cancelled with any potential Investors issued a full refund for their attempted subscription.

(8)Represents the proposed maximum public offering price aggregated across all Series for which an Offering is upcoming, open, or closed, as required for purposes of the Form 5110 submitted to FINRA in connection with Offering Statement.  Series whose Offerings have been cancelled are not reflected in this total.

At the time of this filing, all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted gray in the Master Series Table have not Closed, but we have launched, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold and have, or will subsequently be dissolved are highlighted orange in the Master Series Table.

ITEM 1. DESCRIPTION OF BUSINESS

Company History

The Company’s core business is the identification, acquisition, management and marketing of collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of investors. The Manager of the Company is wholly owned by Rally Holdings, which is in turn wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). The Company issues Interests in a number of separate individual Series of the Company. There will be a separate closing with respect to each Offering. Each Series will own a unique Underlying Asset, and the assets and liabilities of each Series will be separate in accordance with Delaware law. An Investor in any Series acquires a proportional share of assets, liabilities, profits and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series consists of a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) as well as certain liabilities related to expenses pre-paid by the Asset Manager. “Current Period” refers to the time period between January 1, 2022, and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021. The Manager has assembled a network of advisors (the “Advisory Board”) who may advise the Manager on certain business considerations with respect to the Series and aspects of the Platform.

Description of the Business

The market for the Asset Class is characterized by: (i) a small number of participants who have the financial means to acquire, enjoy and derive financial gains from the highest quality and value Collectible Assets, and (ii) a relatively large number of Asset Class enthusiasts who have equivalent knowledge and passion for the assets, but no current mechanism to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an Asset Class that, to date, they have passively watched deliver returns to a select group of participants.

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Collectible Assets through a seamless investment experience on the Platform.

An owner interested in selling its Underlying Asset will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting in the Underlying Asset. Traditional methods of transacting in Collectible Assets may include large fees, as well as meaningful overhead in terms of asset preparation and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

The Company, with the support of the Manager and its affiliates and through the use of the Platform or the PPEX ATS, aims to provide:

(i)Investors with access to the highest quality Collectible Assets for investment, portfolio diversification and secondary market liquidity for their Interests through the Public Private Execution Network Alternative Trading System (the “PPEX ATS”), although there can be no guarantee that a secondary market will ever develop, through the PPEX ATS or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interests conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Collectible Asset media experience, potentially including “fantasy collecting” features.

In the future the Company may generate revenues through the usage of the Underlying Assets (“Contractual Revenues”), through channels which may include, but are not limited to, the following categories:

•Asset Leasing: Renting the Underlying Asset to a third party over a defined period of time for the payment of fees, typically on a monthly basis

•Sponsorship & Advertising: Enabling third-party brands to display advertising on or in connection with the Underlying Asset for the payment of fees, typically on a Cost per Impression (CPM), Cost per Click (CPC), or Cost per Action (CPA) basis

•Licensing & Royalties: Granting the right for third parties to display, perform or access the Underlying Asset for a fixed fee or a fee calculated as a percentage of the revenue generated by such activities

•Asset Merchandising: Selling goods or services related to the Underlying Asset

The Company has not taken any steps to generate contractual revenues from the usage of the Underlying Asset of any Series, but the Company may choose to pursue any of the above channels, or any other channels, in the future.

Our objective is to become the leading marketplace for investing in Collectible Assets and, through the Platform and the PPEX ATS, to provide Investors with financial returns commensurate with returns in the Asset Class, to enable deeper and more meaningful participation by Asset Class enthusiasts in the hobby, to provide experiential and social benefits comparable to those of a world-class Underlying Asset owner, and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for Investors.

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses will continue to play an increasing role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources to sourcing the Collectible Assets for which the Company competes. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also competing start-up models to facilitate shared ownership of Collectible Assets developing in the industry, which will result in additional competition for Collectible Assets, some of which have focused on the regulated securities market. There are others who are pursuing similar business models who may decide to enter the Asset Class.

With the continued increase in popularity of the Asset Class, we expect competition for Collectible Assets to intensify in future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, wine, sports memorabilia or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the U.S. millennial market as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering.  As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager operates the Company and manages the collection in a manner that prioritizes the ongoing security of all Underlying Assets. The Manager stores the Underlying Assets, along with other assets, in two professional facilities and in accordance with standards commonly expected when managing Collectible Assets of equivalent value and always as recommended by the Advisory Board.

The Company has leased two spaces in purpose built, secure, temperature-controlled storage facilities in New Jersey and Delaware for the purposes of storing the Underlying Assets in a highly controlled environment other than when the Underlying Assets are loaned to other parties or are otherwise being utilized for marketing or similar purposes. Each of the facilities used by the Company are monitored by staff and are under constant video surveillance. Each of the Underlying Assets in the collection are inspected and exercised appropriately on a regular basis according to the maintenance schedule defined for each Underlying Asset by the Asset Manager. In addition to the storage facilities the Manager of the Company maintains a showroom in New York City.

From time to time various Underlying Assets may be held in third-party facilities. In such cases, the Asset Manager endeavors to ensure that the Underlying Assets are stored with the appropriate care and insurance as would be the case if they were held in the facility in which the Company leases space, unless otherwise specified in the description for an Underlying Asset.

Underlying digital assets are stored by the Manager using commercially reasonable measures in a MetaMask wallet. Specifically, each digital asset will be stored in its own wallet with its own public address, private key, 12-word recovery seed phrase, and “memorable password.” Each wallet’s private key, 12-word recovery seed phrase, and memorable password are separately stored as individual printed copies in a vault in New York with a dedicated alarm system and 24/7 video surveillance, the access codes to which are provided only to a limited number of employees. Presently, a designated employee of the Asset Manager has access to the wallet on a device under their control, accessible via the memorable password. Should this password be forgotten, the wallet can be recovered using the full 12-word recovery seed phrase. We engaged a digital asset custodian to provide third-party custodian storage of our digital assets.

Each of the Underlying Assets in the collection is inspected on a regular basis according to the inspection schedule defined, from time to time, for each Underlying Asset by the Asset Manager in conjunction with members of the Advisory Board.

The Manager and the Asset Manager are located at 446 Broadway, 2nd Floor, New York, NY 10013. The Asset Manager presently has approximately forty-two full-time employees and fourteen part-time contractors. Neither the Manager nor the Company has any employees.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates, or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Regulation of Automobiles

Regulation of the automobile industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which the Company operates, it may be required to obtain licenses and permits to conduct business, including dealer and sales licenses and titles and registrations issued by state and local regulatory authorities, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, emissions standards, laws and regulations involving sales, use, value-added and other indirect taxes.

Regulation of Intangible Assets

Regulation of intangible assets is under active consideration by the United States through various federal agencies, including the Commission, the Commodity Futures Trading Commission (“CFTC”), the Federal Trade Commission (“FTC”) and the Financial Crimes Enforcement Network (“FinCEN”) of the U.S. Department of the Treasury, as well as in other countries. State government regulations may also apply. Furthermore, it is expected that regulations will increase, although we cannot anticipate how and when. As the regulatory and legal environment evolves, we may become subject to new laws and regulation by the Commission and other agencies.

In recent years, the Commission and U.S. state securities regulators have stated that certain intangible assets may be classified as securities under U.S. federal and state securities laws; however, there has not been definitive guidance on this point. A number of enforcement actions and regulatory proceedings have since been initiated against issuers of intangible assets and their developers and proponents. Several foreign governments have also issued similar warnings cautioning that intangible assets may be deemed to be securities under the laws of their jurisdictions.

Regulation of intangible asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for intangible assets globally is in relative limbo currently due to regulatory uncertainty.

Additionally, the rules governing the ownership and operation of domain names are controlled entirely by the Internet Corporation for Assigned Names and Numbers (“ICANN”). ICANN is a multi-stakeholder private sector, not-for-profit corporation formed in 1998 for the express purposes of overseeing a number of Internet related tasks, including management of the DNS, allocation of IP addresses, accreditation of domain name registrars and registries and the definition and coordination of policy development for all of these functions. The regulation of Internet domain names in the U.S. and in foreign countries is subject to change.

Regulation of Exchanges

A platform facilitating the sale and secondary trading of securities potentially may be required to register with the Commission as an exchange. Section 3(a)(1) of the Exchange Act provides that an “exchange” means “any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange as that term is generally understood, and includes the market place and the market facilities maintained by such exchange.” Rule 3b-16(a) under the Exchange Act further provides that a “market place or facility for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” means someone who brings together the orders for securities of multiple buyers and sellers and “uses established, non-discretionary methods (whether by providing a trading facility or by setting rules) under which such orders interact with each other, and the buyers and sellers entering such orders agree to the terms of a trade.”

We believe that the Platform does not use any non-discretionary methods under which any orders to purchase or sell a security interact with each other. The Platform merely routes orders to a registered broker-dealer to make isolated trades through matching individual buyers and sellers after the buyers and sellers have confirmed their intent to complete the trade.

A system that meets the definition of an exchange and is not excluded under Rule 3b-16(b) must register as a national securities exchange or operate pursuant to an appropriate exemption. One frequently used exemption is for alternative trading systems (“ATS”). Rule 3a1-1(a)(2) under the Exchange Act exempts from the definition of “exchange” under Section 3(a)(1) of the Exchange Act an ATS that complies with Regulation ATS. An ATS that operates pursuant to the Rule 3a1-1(a)(2) exemption and complies with Regulation ATS would not be subject to the registration requirement of Section 5 of the Exchange Act.

Rule 3b-16(b)(1) provides that such an entity will not be “a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” solely because it routes orders to a registered broker-dealer. The Platform merely provides bid and ask prices to a registered broker-dealer, and requires users to click through an acknowledgement that any orders being placed are with a registered broker-dealer, not with the Company itself. Any rules for submitting buy or sell orders are set by the participating broker-dealers. In reliance upon Rule 3b-16(b)(1), the Company believes it is not required to register the Platform as an exchange or comply with Regulation ATS as an ATS. However, RSE Markets is currently subject to an SEC investigation related to the potential status of the Platform as an exchange or an ATS.

Privacy and Protection of Investor Data

Aspects of our operations or business are subject to privacy and data protection regulation in the United States and elsewhere. Accordingly, we publish our privacy policies and terms of service, which describe our practices concerning the use, transmission, and disclosure of information. As our business continues to expand in the United States and beyond, and as laws and regulations continue to be passed and their interpretations continue to evolve in numerous jurisdictions, additional laws and regulations may become relevant to us. Regulatory authorities around the world are considering numerous legislative and regulatory proposals concerning privacy and data protection. In addition, the interpretation and application of these privacy and data protection laws in the United States and elsewhere are often uncertain and in a state of flux.

Growing public concern about privacy and the use of personal information may subject us to increased regulatory scrutiny. The FTC has, over the last few years, begun investigating companies that have used personally identifiable information in a deceptive or unfair manner or in violation of a posted privacy policy. If we are accused of violating the terms of our privacy policy or implementing unfair privacy practices, we may be forced to expend significant financial and managerial resources to defend against an FTC action. On May 25, 2018, the European Union implemented the General Data Protection Regulation (the “GDPR”), a privacy regulation that imposes new regulatory scrutiny on our business with customers in the European Economic Area, with possible financial consequences for noncompliance. If we are accused of violating the data protection and privacy rights of European Union citizens, we may be forced to expend significant financial and managerial resources to defend against a GDPR enforcement action by a European Union data protection authority or a European Union citizen. In addition, California recently enacted the California Consumer Privacy Act (“CCPA”), which creates new individual privacy rights for California consumers (as defined in the law) and places increased privacy and security obligations on entities handling personal data of consumers or households. The CCPA became effective on January 1, 2020, but the California Consumer Rights Act (“CPRA”) was recently enacted to strengthen elements of the CCPA effective January 1, 2023. Similar to the GDPR, the CCPA imposes new regulatory scrutiny on our processing of the personal data of our customers in California, with possible financial consequences for noncompliance. If we are accused of violating the CCPA, we may be forced to expend significant financial and managerial resources to defend against an enforcement action by the California Attorney General or, in the event of a data breach, a lawsuit by customers located in California. In addition, there are a number of other states that have considered similar privacy proposals, with states like Virginia and Colorado enacting their own privacy laws (also scheduled to come into effect in January 1, 2023 and July 1, 2023, respectively). These privacy laws may impact our business activities and exemplify the vulnerability of our business to the evolving regulatory environment related to personal data.

Consumer Protection Regulation

The Consumer Financial Protection Bureau and other federal and state regulatory agencies, including the FTC, broadly regulate financial products, enforce consumer protection laws applicable to credit, deposit and payments, and other similar products, and prohibit unfair and deceptive practices. Such agencies have broad consumer protection mandates, and they promulgate, interpret, and enforce laws, rules and regulations, including with respect to unfair, deceptive and abusive acts and practices that may impact or apply to our business. For example, under federal and state financial privacy laws and regulations, we must provide notice to Investors of our policies on sharing non-public information with third parties, among other requirements. In addition, under the Electronic Fund Transfer Act, we may be required to disclose the terms of our electronic fund transfer services to consumers prior to their use of the service, among other requirements.

Investment Company Act of 1940 Considerations

We intend to conduct our operations so that we do not fall within, or are excluded from, the definition of an “investment company” under the Investment Company Act of 1940 (the “Investment Company Act”). Under Section 3(a)(1)(A) of the Investment Company Act, a company is deemed to be an “investment company” if it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities. We believe that we will not be considered an investment company under Section 3(a)(1)(A) of the Investment Company Act because we will not engage primarily or hold ourselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities. We anticipate that the Underlying Assets for each Series will not be securities.

Under Section 3(a)(1)(C) of the Investment Company Act, a company is deemed to be an “investment company” if it is engaged, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire “investment securities” having a value exceeding 40% of the value of the company’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test.” We intend to monitor our holdings and conduct operations so that on an unconsolidated basis we will comply with the 40% test with respect to each Series.

If we become obligated to register the Company as an investment company, we would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•limitations on capital structure;

•restrictions on specified investments;

•prohibitions on transactions with affiliates; and

•compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were required to register the Company as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business, all of which would have a material adverse effect on us.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officer of RSE Markets is presently subject to any material legal proceedings.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information should be read in conjunction with our consolidated financial statements and related notes.

Overview

The Company’s core business is the identification, acquisition, marketing and management of certain collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as the “Collectible Assets” or the “Asset Class”, for the benefit of the investors. The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Collectible Assets through a seamless investment experience on the Platform. In addition Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the Membership Experience Programs being run by the Manager. The expectation is to generate income in the form of Free Cash Flow (as defined in Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements) distributions to Investors in the Underlying Assets. The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

We believe that collectors and dealers interested in selling their Collectible Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting Collectible Assets. Auction and consignment models may include upwards of approximately 20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. Concurrently, through the Platform and the PPEX ATS, the Company aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Trends Affecting Our Business

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the Underlying Assets, our ability to acquire and manage Collectible Assets, and the success of our current and future Offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

•We have a limited operating history upon which to base an evaluation of our business and prospects. We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in 2016. Our short operating history may hinder our ability to successfully meet our objectives and makes it difficult for potential investors to evaluate our business or prospective operations. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed. From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table that presents free cash flow distributions by Series for the Current Period and Prior Period

•We are in large part reliant on the Asset Manager and its employees to grow and support our business. The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Asset Manager to source, acquire and manage the Underlying Assets and for the Asset Manager to maintain the Platform. As the Asset Manager has been in existence since only October 2020 and is an early-stage startup company, it has no significant operating history. Further, the Asset Manager is also the

Asset Manager for RSE Innovation, LLC, RSE Portfolio, LLC and RSE Archive, LLC, and it may become the Asset Manager of other series limited liability companies with similar business models in the collectible automobiles, memorabilia, alcohol and other Underlying Asset classes, such as domain names, in the future. While the Asset Manager thus has some similar management experience, its experience is limited, and it has limited experience selecting or managing assets in the Asset Class. Furthermore, there are a number of key factors that will potentially impact our operating results going forward including the ability of the Asset Manager to:

ocontinue to source high quality Collectible Assets at reasonable prices to securitize through the Platform;

omarket the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

ofind and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

ocontinue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

ofind operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

•Over the past few years, public interest in collectible assets has grown, particularly with respect to collectible automobiles, trading cards, sports memorabilia and other specific types of the assets in the Asset Class. For example, in February of 2021, eBay reported that trading card sales had seen a 142% growth from 2019 to 2020. This eBay report also included non-sports and gaming cards stating that Pokémon was the overall growth leader last year where sales were up 574%. The Pokémon Company further revealed that they sold 3.7 Billion Pokémon cards during the fiscal year 2020-2021. Additionally, over four million more trading cards were sold on eBay by U.S. based accounts in 2020 than the year before. Furthermore, Hagerty reported that 2021 was the best year ever for classic car auctions. The top ten cars sold at the 2023 Amelia island auction confirm that the high prices we saw during the pandemic aren’t receding just yet—multiple entries sold for higher than their values in the Hagerty Price Guide. However, the inflation-adjusted median sales price dropped two points to its lowest value since August 2020. This reflects both a calming in appreciation and the persistence of inflation, which rose six percent year-over-year in February. The upshot is that prices have reset to pre-pandemic-boom levels.

•With the continued increase in popularity of the Asset Class, we expect competition for Collectible Assets to intensify in the future. Although our business model is uncommon in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role. There are also competing start-up models to facilitate shared ownership of Collectible Assets developing in the industry, which will result in additional competition for Collectible Assets.

•We may be negatively impacted by volatility in the political and economic environment, and a period of sustained inflation across the markets in which we operate could result in higher operating costs. Trade, monetary and fiscal policies, and political and economic conditions may substantially change, and credit markets may experience periods of constriction and variability. These conditions may impact our business. Further, elevated inflation may negatively impact our business and increase our costs. Sustained inflation across the markets in which we operate could negatively affect any attempts to mitigate the increases to our costs. In addition, the effects of inflation on consumers’ budgets could result in the reduction of potential Investors’ spending and investing habits. If RSE Markets, the Asset Manager, the Manager or we are unable to take actions to effectively mitigate the effect of the resulting higher costs, their and/or our financial position could be negatively impacted.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings.

Investments in Underlying Assets

We provide investment opportunities in Collectible Assets to Investors through the Platform. Collectible Assets are financed through various methods including loans from affiliates of the Manager or other third parties when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements or consignment agreements negotiated with third parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table. We typically acquire Underlying Assets through the following methods.

•Upfront purchase – the Company acquires an Underlying Asset prior to launch of the Offering related to the Series.

•Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing.

•Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset.

•Consignment agreement – the Company enters into a consignment agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset and under which the Company takes possession of the Underlying Asset during a consignment period.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering, if necessary. Upon completion of the Offering of each of the Series of Interests, each of the Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the Manager may determine in its reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, as in the case of a purchase option, and therefore requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses,” which include transportation of the Collectible Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”), the Company, together with the Manager and the Manager’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In evaluating the offers, the Manager also considers the preference of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

“Current Period” refers to the time period between January 1, 2022 and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021.

During the Current Period, we signed purchase agreements to acquire assets for the following Series.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#GRIFFEY3	Upfront Purchase / 01/10/2022	-	$20,400	$0	$20,400	$0	$0	0%	$529
#GOLD1	Upfront Purchase / 01/17/2022	5/14/2022	$13,750	$0	$13,750	$0	$0	0%	$443
#YEEZY	Upfront Purchase / 01/24/2022	5/24/2022	$32,000	$0	$32,000	$0	$0	0%	$424
#MEEB7985	Upfront Purchase / 01/27/2022	3/2/2022	$33,962	$0	$33,962	$0	$0	0%	$84
#MAYC857	Upfront Purchase / 01/27/2022	3/23/2022	$48,492	$0	$48,492	$0	$0	0%	$75
#MAHOMES2	Upfront Purchase / 01/27/2022	-	$15,999	$0	$15,999	$0	$0	0%	$443
#PUNK2981	Purchase Option Agreement / 02/04/2022	3/22/2022	$290,000	$0	$0	$197,000	$93,000	30%	$0
#WOW2221	Upfront Purchase / 02/04/2022	3/30/2022	$25,461	$0	$25,461	$0	$0	0%	$66
#BAKC7820	Upfront Purchase / 02/07/2022	4/20/2022	$28,743	$0	$28,743	$0	$0	0%	$49
#VERSTAPP1	Upfront Purchase / 02/07/2022	5/24/2022	$29,402	$0	$29,402	$0	$0	0%	$198
#BATMAN	Purchase Agreement / 02/07/2022	1/25/2023	$1,700,000	$0	$1,360,000	$0	$340,000	19%	$333
#KENNERSET	Upfront Purchase / 02/11/2022	6/16/2022	$10,251	$0	$10,251	$0	$0	0%	$277
#CLNX13296	Upfront Purchase / 02/11/2022	Q2 2023	$55,009	$0	$55,009	$0	$0	0%	$81
#RASPUTIN	Upfront Purchase / 02/11/2022	-	$30,990	$0	$30,990	$0	$0	0%	$799
#MAYC9114	Upfront Purchase / 02/17/2022	5/27/2022	$84,357	$0	$84,357	$0	$0	0%	$45
#METROID	Upfront Purchase / 02/24/2022	-	$64,800	$0	$64,800	$0	$0	0%	$198
#88ZELDA	Upfront Purchase / 02/24/2022	5/24/2022	$54,000	$0	$54,000	$0	$0	0%	$198
#STARWARS3	Upfront Purchase / 02/24/2022	5/24/2022	$22,800	$0	$22,800	$0	$0	0%	$198
#LEDZEPP1	Upfront Purchase / 02/24/2022	6/16/2022	$42,000	$0	$42,000	$0	$0	0%	$198
#COOL3195	Upfront Purchase / 02/24/2022	-	$33,286	$0	$33,286	$0	$0	0%	$40

#58PELE4	Upfront Purchase / 02/26/2022	5/14/2022	$42,000	$0	$42,000	$0	$0	0%	$280
#OBAMABALL	Upfront Purchase / 02/26/2022	5/14/2022	$99,000	$0	$99,000	$0	$0	0%	$280
#BART	Upfront Purchase / 02/26/2022	5/14/2022	$17,400	$0	$17,400	$0	$0	0%	$280
#HOMER	Upfront Purchase / 02/26/2022	5/14/2022	$17,400	$0	$17,400	$0	$0	0%	$280
#ELVIS	Upfront Purchase / 02/26/2022	10/3/2022	$34,800	$0	$34,800	$0	$0	0%	$280
#VFRNDS1	Purchase Agreement / 03/02/2022	6/12/2022	$250,000	$0	$181,250	$0	$68,750	25%	$0
#32RUTH	Purchase Agreement / 03/04/2022	8/1/2022	$85,000	$0	$85,000	$0	$0	0%	$273
#SI1	Upfront Purchase / 03/07/2022	5/14/2022	$7,700	$0	$7,700	$0	$0	0%	$198
#DOOD6778	Upfront Purchase / 03/09/2022	4/8/2022	$28,342	$0	$28,342	$0	$0	0%	$17
#AZUKI6704	Upfront Purchase / 03/09/2022	5/3/2022	$30,434	$0	$30,434	$0	$0	0%	$18
#DRACULA10	Upfront Purchase / 03/09/2022	8/26/2022	$35,000	$0	$35,000	$0	$0	0%	$572
#WOW6586	Upfront Purchase / 03/10/2022	5/3/2022	$49,742	$0	$49,742	$0	$0	0%	$28
#SANDBOX1	Upfront Purchase / 03/11/2022	5/3/2022	$101,424	$0	$101,424	$0	$0	0%	$63
#WWLAND1	Upfront Purchase / 03/11/2022	Q2 2023	$13,956	$0	$13,956	$0	$0	0%	$24
#WARHOL1	Upfront Purchase / 03/16/2022	6/28/2022	$151,308	$0	$151,308	$0	$0	0%	$9,557
#20WITT	Upfront Purchase / 04/03/2022	-	$7,000	$0	$7,000	$0	$0	0%	$677
#SACHS1	Upfront Purchase / 04/06/2022	8/1/2022	$24,588	$0	$24,588	$0	$0	0%	$43
#DOOD7387	Upfront Purchase / 04/06/2022	-	$53,491	$0	$53,491	$0	$0	0%	$45
#AZUKI8467	Upfront Purchase / 04/06/2022	-	$91,835	$0	$91,835	$0	$0	0%	$54
#TOADZ5028	Upfront Purchase / 04/06/2022	-	$10,219	$0	$10,219	$0	$0	0%	$75
#TOADZ3079	Upfront Purchase / 04/06/2022	-	$11,909	$0	$11,909	$0	$0	0%	$93

#54AARON	Upfront Purchase / 04/07/2022	11/2/2022	$206,400	0	$206,400	$0	$0	0%	$1,493
#SANDBOX2	Upfront Purchase / 04/09/2022	-	$106,420	$0	$106,420	$0	$0	0%	$141
#MBIRD2754	Upfront Purchase / 04/20/2022	6/16/2022	$76,328	$0	$76,328	$0	$0	0%	$36
#DLAND1	Upfront Purchase / 04/20/2022	-	$160,866	$0	$160,866	$0	$0	0%	$68
#CRASH	Upfront Purchase / 04/22/2022	-	$31,200	$0	$31,200	$0	$0	0%	$598
#VEEFRND1	Upfront Purchase / 04/25/2022	6/16/2022	$39,054	$0	$39,054	$0	$0	0%	$51
#BEEPLE1	Upfront Purchase / 04/25/2022	6/28/2022	$75,161	$0	$75,161	$0	$0	0%	$45
#GAMEBOY	Upfront Purchase / 04/25/2022	7/25/2022	$20,000	$0	$20,000	$0	$0	0%	$509
#VEEVIPER	Purchase Agreement / 04/26/2022	6/17/2022	$70,000	$0	$70,000	$0	$0	0%	$509
#CROESUS	Purchase Agreement / 05/05/2022	8/1/2022	$57,600	$0	$57,600	$0	$0	0%	$477
#105.ETH	Upfront Purchase / 05/06/2022	8/19/2022	$54,946	$0	$54,946	$0	$0	0%	$35
#BUFFETT1	Purchase Agreement / 05/11/2022	8/26/2022	$13,000	$0	$13,000	$0	$0	0%	$632
#GBOYCOLOR	Upfront Purchase / 05/17/2022	10/3/2022	$5,100	$0	$5,100	$0	$0	0%	$307
#R2D2	Upfront Purchase / 06/03/2022	8/19/2022	$7,696	$0	$7,696	$0	$0	0%	$348
#VADER	Upfront Purchase / 06/03/2022	8/19/2022	$6,000	$0	$6,000	$0	$0	0%	$304
#ELON1	Upfront Purchase / 06/09/2022	8/1/2022	$6,000	$0	$6,000	$0	$0	0%	$318
#JETFIRE	Upfront Purchase / 06/12/2022	10/3/2022	$6,432	$0	$6,432	$0	$0	0%	$477
#WARHOL2	Upfront Purchase / 06/15/2022	8/19/2022	$59,741	$0	$59,741	$0	$0	0%	$1,022
#ANDYPELE	Upfront Purchase / 06/20/2022	10/3/2022	$24,000	$0	$24,000	$0	$0	0%	$477
#PAPPY1	Upfront Purchase / 07/12/2022	8/26/2022	$11,827	$0	$11,827	$0	$0	0%	$1,330
#POPEBALL	Upfront Purchase / 07/14/2022	11/2/2022	$17,125	$0	$17,125	$0	$0	0%	$739

#35MICKEY	Purchase Agreement / 07/21/2022	Q2 2023	$5,040	$0	$5,040	$0	$0	0%	$378
#SCARFACE	Purchase Agreement / 07/22/2022	Q2 2023	$17,500	$0	$17,500	$0	$0	0%	$554
#BOBAFETT	Upfront Purchase / 07/29/2022	10/3/2022	$22,960	$0	$22,960	$0	$0	0%	$409
#GIJOE2	Upfront Purchase / 07/29/2022	Q2 2023	$9,741	$0	$9,741	$0	$0	0%	$409
#THANOS	Purchase Option Agreement / 08/02/2022	Q2 2023	$13,860	$0	$0	$0	$3,300	20%	$397
#GALACTUS	Purchase Option Agreement / 08/02/2022	Q2 2023	$25,680	$0	$0	$0	$6,000	20%	$389
#GRATEFUL1	Purchase Option Agreement / 08/10/2022	12/13/2022	$110,000	$0	$60,000	$0	$50,000	40%	$538
#BOBAPROTO	Purchase Option Agreement / 08/19/2022	12/13/2022	$138,750	$0	$63,750	$0	$75,000	50%	$735
#DROCTOPUS	Purchase Option Agreement / 08/19/2022	-	$30,800	$0	$0	$0	$7,000	20%	$703
#CAPTAIN1	Purchase Option Agreement / 08/19/2022	Q2 2023	$254,375	$0	$0	$0	$137,500	50%	$703
#BASQUIAT1	Purchase Option Agreement / 10/13/2022	Q2 2023	$251,100	$0	$0	$0	$81,000	30%	$0
#DRYOSAUR	Purchase Option Agreement / 11/01/2022	Q2 2023	$511,500	$0	$0	$0	$330,000	60%	$2,330
Total 12/31/2022	New Agreements: 74	--	$6,244,452	$0	$4,333,387	$197,000	$1,191,550	-	$35,276
Total 12/31/2021	New Agreements: 23	--	$1,164,876	$0	$874,788	$0	$0	-	$6,431

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Current Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Current period.

Note: Purchase Price, Down payment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Current Period i.e., if an Underlying Asset was purchased in a previous period, but had a Closing in the Current period, it would not contribute to the totals for the Current Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

At the end of the Current Period, the following Offerings of Series Interests were ongoing.

Series	Qualification Date	Underlying Asset	Offering Price per Interest	Membership Interests	Offering Size	Sourcing Fee	Opening Date	Closing Date
#BATMAN	2/18/2022	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	$10.00	180,000	$1,800,000	$67,900	2/18/2022	1/25/2023
#04PHELPS	3/14/2022	2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10	$4.00	5,000	$20,000	-$1,300	3/14/2022	-
#EMERALD	5/16/2022	2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++	$4.00	8,375	$33,500	$865	5/16/2022	-

#CRASH	6/21/2022	1996 PlayStation Crash Bandicoot Video Game graded Wata 9.2 A+	$7.00	5,000	$35,000	$2,350	6/21/2022	-
#39AA	6/21/2022	1939 First Edition copy of Alcoholics Anonymous by Bill Wilson	$5.00	9,000	$45,000	$5,950	6/21/2022	Q2 2023
#35MICKEY	8/22/2022	1935 Gum, Inc. Mickey Mouse Wax Pack graded PSA 8	$10.00	650	$6,500	$295	8/12/2022	Q2 2023
#RASPUTIN	8/22/2022	1905-1916 Handwritten and Signed Grigori Rasputin Letter	$10.00	3,700	$37,000	$4,047	8/12/2022	-
#SCARFACE	8/22/2022	Al Pacino Screen Worn Tuxedo from Scarface	$10.00	2,000	$20,000	$1,200	8/12/2022	Q2 2023
#METROID	8/22/2022	1987 NES Metroid Video Game graded Wata 9.6 A+	$10.00	7,200	$72,000	$5,340	8/12/2022	-
#GIJOE2	8/22/2022	1982 Hasbro G.I.Joe Commando Snake Eyes Action Figure graded AFA 80	$10.00	1,200	$12,000	$1,040	8/12/2022	Q2 2023
#THANOS	8/22/2022	1973 Iron Man #55 Comic Book published by Marvel graded CGC 9.8	$10.00	1,650	$16,500	$1,375	8/12/2022	Q2 2023
#GALACTUS	8/22/2022	1966 Fantastic Four #48 Comic Book published by Marvel graded CGC 9.4	$10.00	3,000	$30,000	$2,920	8/12/2022	Q2 2023
#DROCTOPUS	9/19/2022	1963 Amazing Spider-Man #3 Comic Book published by Marvel graded CGC 9.2	$10.00	3,500	$35,000	$2,750	9/19/2022	Q2 2023
#CAPTAIN1	9/19/2022	1941 Captain America Comic #1 Comic Book published by Timely Comics graded CGC 5.5	$10.00	27,500	$275,000	$15,213	9/19/2022	Q2 2023
#BASQUIAT1	11/21/2022	2022 Jean-Michel Basquiat Superhero Print Portfolio Stamp-Numbered 7/85 and signed by Lisane Basquiat and Jeanine Heriveaux, the artist’s sisters and administrators of the Estate of Jean-Michel Basquiat	$10.00	27,000	$270,000	$13,575	11/21/2022	Q2 2023
#DRYOSAUR	11/21/2022	Dryosaurus skeleton excavated from the Bone Cabin Quarry in Laramie, Wyoming in 2021	$10.00	55,000	$550,000	$28,275	11/21/2022	Q2 2023
Total 1/1/2022 – 12/31/2022		16 Series	-	-	-	$151,795	-	-
Total 1/1/2021 – 12/31/2021		14 Series	-	-	-	$85,287	-	-

The Offerings relating to the Series listed below closed during the Current Period.

Series / Series Name	Qualification Date	Underlying Asset	Purchase Price	Opening Date	Closing Date	Date Underlying Asset Acquired	Offering Price per Interest	Membership Interests	Offering Size	Sale Price	Dividend Amount Per Interest
#MEEB11275	12/6/2021	Number 11275 Elephant Meebit NFT	$140,407	12/6/2021	1/10/2022	11/12/2021	$8.00	20,000	$160,000	-	-
#82TAYLOR	12/13/2021	1982 Topps #434 Lawrence Taylor Rookie Card graded BGS 10	$10,200	12/13/2021	1/10/2022	10/29/2021	$6.50	2,000	$13,000	-	-

#HOLMES	12/13/2021	1892 1st Edition copies of The Adventures of Sherlock Holmes and the Memoirs of Sherlock Holmes by Arthur Conan Doyle	$20,000	12/13/2021	1/10/2022	9/24/2021	$10.00	2,500	$25,000	-	-
#HULK180	12/13/2021	1974 Incredible Hulk #180 Comic Book published by Marvel graded CGC 9.8	$36,000	12/13/2021	1/10/2022	8/27/2021	$4.20	10,000	$42,000	-	-
#05JAYZ	12/20/2021	2005 Topps Finest Jay-Z Autographed Card graded PSA 10	$15,600	12/20/2021	1/10/2022	9/3/2021	$5.00	3,700	$18,500	-	-
#JUSTINIAN	12/20/2021	Coin from the First Reign of Justinian II Depicting the First Numismatic Depiction of Jesus Christ (AD 685-695) graded NGC Ch MS	$15,000	12/20/2021	1/10/2022	1/14/2022	$9.00	2,000	$18,000	-	-
#67ICEBOWL	12/27/2021	1967 Full Ticket from the Ice Bowl graded PSA 8	$7,500	12/27/2021	1/14/2022	8/27/2021	$5.00	2,000	$10,000	-	-
#DKCOUNTRY	12/27/2021	1994 SNES Donkey Kong Country Video Game graded Wata 9.4 A+	$13,200	12/27/2021	1/14/2022	9/24/2021	$6.00	3,000	$18,000	-	-
#FALCON	12/27/2021	1979 Kenner Star Wars Millennium Falcon Spaceship Action Figure graded AFA 80	$42,834	12/27/2021	1/14/2022	11/12/2021	$5.00	10,000	$50,000	-	-
#MARIOWRLD	12/13/2021	1991 SNES Super Mario World Video Game graded Wata 9.4 A	$144,000	12/13/2021	1/18/2022	11/26/2021	$5.00	33,000	$165,000	-	-
#82AV1	11/15/2021	1982 Aston Martin V8 Vantage 'Oscar India'	$285,000	11/16/2021	2/7/2022	12/14/2018	$20.00	14,875	$297,500	-	-
#SUPERBWL1	2/9/2022	1967 Super Bowl I Full Ticket graded PSA 5	$19,500	2/9/2022	3/2/2022	11/17/2021	$6.00	4,000	$24,000	-	-
#MEEB7985	2/9/2022	Number 7985 Pig Meebit NFT with Magenta Overshirt Color	$33,962	2/9/2022	3/2/2022	1/27/2022	$5.00	7,600	$38,000	-	-
#BONDWATCH	12/20/2021	1999 Omega Seamaster Watch Worn by Pierce Brosnan During the Filming of The World is Not Enough	$71,388	12/20/2021	3/22/2022	11/19/2021	$4.00	20,000	$80,000	-	-
#95FF1	12/27/2021	1995 Ferrari 355 Spider	$105,000	12/27/2021	3/22/2022	11/20/2019	$10.00	12,000	$120,000	-	-

#MAYC857	2/9/2022	Number 857 Mutant Ape Yacht Club NFT with M1 Irish Boho Hat	$48,492	2/9/2022	3/23/2022	1/27/2022	$5.00	10,800	$54,000	-	-
#PUNK2981	2/18/2022	Number 2981 CryptoPunk NFT with Welding Goggles	$290,000	2/18/2022	3/22/2022	3/25/2022	$5.00	62,000	$310,000	-	-
#WOW2221	2/18/2022	Number 2221 World of Women NFT with Golden Bib Necklace	$25,461	2/18/2022	3/30/2022	2/3/2022	$7.00	4,000	$28,000	-	-
#NIKON1	2/18/2022	1949 Nikon One Camera in Condition ‘B/A’	$23,438	2/18/2022	4/8/2022	11/26/2021	$4.00	7,000	$28,000	-	-
#LOTF	3/14/2022	1954 1st Edition copy Lord of the Flies by William Golding	$11,000	3/14/2022	4/8/2022	9/24/2021	$7.00	2,000	$14,000	-	-
#DOOD6778	3/30/2022	Number 6778 Doodle NFT with Holographic Mohawk	$28,342	3/30/2022	4/8/2022	3/8/2022	$5.00	6,000	$30,000	-	-
#BAKC7820	2/18/2022	Number 7820 Bored Ape Kennel Club NFT with Jetpack	$28,743	2/18/2022	4/20/2022	2/4/2022	$5.00	6,000	$30,000	-	-
#NBAJAM	3/14/2022	1994 Sega Genesis NBA Jam Video Game graded Wata 9.8 A++	$42,000	3/14/2022	4/20/2022	9/24/2021	$5.00	9,400	$47,000	-	-
#SANDBOX1	3/30/2022	The Sandbox ESTATE with a bundle of 9 LAND NFTs	$101,424	3/30/2022	5/3/2022	3/10/2022	$5.00	21,000	$105,000	-	-
#WOW6586	3/30/2022	Number 6586 World of Women NFT with Golden Skin Tone	$49,742	3/30/2022	5/3/2022	3/9/2022	$5.00	10,400	$52,000	-	-
#AZUKI6704	3/30/2022	Number 6704 Azuki NFT with Glowing Eyes	$30,434	3/30/2022	5/3/2022	3/8/2022	$5.00	6,400	$32,000	-	-
#58PELE4	4/4/2022	1958 Pele World Cup Debut Ticket Stub graded PSA 1.5	$42,000	4/4/2022	5/14/2022	3/4/2022	$6.00	8,000	$48,000	-	-
#OBAMABALL	3/30/2022	2010 Basketball Signed by Barack Obama, Kobe Bryant, LeBron James, Magic Johnson, and Carmelo Anthony	$99,000	3/30/2022	5/14/2022	3/4/2022	$10.00	10,500	$105,000	-	-
#BART	4/4/2022	1993 Skybox Simpsons Bart Sketch graded PSA 10	$17,400	4/4/2022	5/14/2022	3/4/2022	$7.00	3,000	$21,000	-	-
#HOMER	4/4/2022	1993 Skybox Simpsons Homer Sketch graded PSA 10	$17,400	4/4/2022	5/14/2022	3/4/2022	$7.00	3,000	$21,000	-	-

#SI1	4/11/2022	1954 Sports Illustrated #1 graded CGC 9.8	$7,700	4/11/2022	5/14/2022	3/7/2022	$2.00	5,000	$10,000	-	-
#GOLD1	4/11/2022	Alaska Gold Nugget weighing 172 grams	$13,750	4/11/2022	5/14/2022	1/21/2022	$4.00	4,000	$16,000	-	-
#VERSTAPP1	3/14/2022	2020 Topps Dynasty Formula 1 Triple Patch Autographs #TRAIMV Max Verstappen Card graded BGS 9.5	$29,402	3/14/2022	5/24/2022	2/11/2022	$8.00	4,000	$32,000	-	-
#96TIGER	4/4/2022	1996 Sports Illustrated For Kids Tiger Woods Rookie Card graded BGS 10	$49,037	4/4/2022	5/24/2022	7/7/2021	$5.00	11,000	$55,000	-	-
#88ZELDA	4/11/2022	1988 NES Zelda II: The Adventure of Link Video Game graded WATA 9.8 A+	$54,000	4/11/2022	5/24/2022	3/11/2022	$5.00	12,000	$60,000	-	-
#STARWARS3	3/30/2022	1977 Topps Star Wars Series 1-5 Wax Boxes Authenticated by BBCE	$22,800	3/30/2022	5/24/2022	3/11/2022	$10.00	2,600	$26,000	-	-
#YEEZY	4/4/2022	Complete Collection of Yeezy 350 Sneakers (2015-2020)	$32,000	4/4/2022	5/24/2022	12/17/2021	$8.00	5,000	$40,000	-	-
#MAYC9114	3/30/2022	Number 9114 Mutant Ape Yacht Club NFT with M2 Stunt Jacket	$84,357	3/30/2022	5/27/2022	2/16/2022	$5.00	17,500	$87,500	-	-
#VFRNDS1	4/4/2022	VeeFriends Original Sharing Squirrel Drawing by Gary Vee	$250,000	4/4/2022	6/12/2022	3/4/2022	$10.00	27,500	$275,000	-	-
#MBIRD2754	5/16/2022	Number 2754 Moonbird NFT with Raincloud Headwear	$76,328	5/16/2022	6/16/2022	4/20/2022	$5.00	12,000	$60,000	-	-
#VEEFRND1	5/16/2022	VeeFriends Energetic Electric Eel NFT with Rare Admission Attribute	$39,054	5/16/2022	6/16/2022	4/25/2022	$5.00	6,720	$33,600	-	-
#TREASURE	2/18/2022	1883 First Edition copy of Treasure Island By Robert Stevenson	$18,750	2/18/2022	6/16/2022	9/16/2021	$5.00	4,500	$22,500	-	-
#MACWORLD1	12/20/2021	1984 Steve Jobs and Steve Wozniak Signed Issue of Macworld #1	$201,021	12/20/2021	6/16/2022	8/27/2021	$11.25	20,000	$225,000	-	-
#KENNERSET	5/16/2022	1978 Kenner Star Wars Early Bird Set graded AFA 75	$10,251	5/16/2022	6/16/2022	2/17/2022	$10.00	1,250	$12,500	-	-

#LEDZEPP1	4/11/2022	Led Zeppelin I Album Signed By Jimmy Page, Robert Plant, John Bonham & John Paul Jones authenticated by Beckett	$42,000	4/11/2022	6/16/2022	3/11/2022	$6.00	8,000	$48,000	-	-
#VEEVIPER	5/16/2022	2022 Gary Vee Original Veecon Exclusive Viper Drawing authenticated by PSA	$70,000	5/16/2022	6/17/2022	4/26/2022	$5.00	15,000	$75,000	-	-
#BEEPLE1	5/16/2022	Number #163/207 Into the Ether Beeple Everydays 2020 Collection NFT	$75,161	5/16/2022	6/28/2022	4/25/2022	$5.00	13,600	$68,000	-	-
#WARHOL1	5/16/2022	1967 Andy Warhol Marilyn Monroe Signed Print Stamp-Numbered 140/250	$151,308	5/16/2022	6/28/2022	3/25/2022	$10.00	17,000	$170,000	-	-
#GAMEBOY	6/21/2022	1989 Factory Sealed Nintendo Game Boy graded VGA 85	$20,000	6/21/2022	7/25/2022	4/23/2022	$5.00	4,500	$22,500
#CROESUS	6/21/2022	561-546 BC First Gold Coin graded NGC CH XF	$57,600	6/21/2022	8/1/2022	7/15/2022	$8.00	8,000	$64,000
#SACHS1	5/16/2022	Tom Sachs Rocket Factory "Gamechanger" NFT with USPS Brand	$24,588	5/16/2022	8/1/2022	3/31/2022	$10.00	2,150	$21,500
#32RUTH	5/16/2022	1932 Babe Ruth Called Shot Ticket Stub graded PSA 6	$85,000	5/16/2022	8/1/2022	3/11/2022	$5.00	19,000	$95,000
#ELON1	7/5/2022	Elon Musk Signed Dollar Bill authenticated by PSA	$6,000	7/5/2022	8/1/2022	6/10/2022	$2.00	3,750	$7,500
#105.ETH	6/21/2022	Elon Musk Signed Dollar Bill authenticated by PSA	$54,946	6/21/2022	8/19/2022	5/5/2022	$4.00	10,000	$40,000
#R2D2	7/5/2022	1977 Star Wars Dark Blue Dome R2-D2 Action Figure graded CAS 85	$7,696	7/5/2022	8/19/2022	6/10/2022	$5.00	2,000	$10,000
#VADER	7/5/2022	1977 Star Wars Unpunched Darth Vader Action Figure graded CAS 85	$6,000	7/5/2022	8/19/2022	6/2/2022	$5.00	1,500	$7,500
#WARHOL2	7/5/2022	1969 Oyster Stew Campbell’s Soup II Signed and Stamp-Numbered Andy Warhol Print	$59,741	7/5/2022	8/19/2022	6/15/2022	$10.00	6,500	$65,000

#JEKYLL	8/2/2022	1886 First Edition copy of Strange Case of Dr Jekyll and Mr Hyde by Robert Stevenson	$16,250	8/2/2022	8/26/2022	9/16/2021	$4.00	5,000	$20,000
#BUFFETT1	6/21/2022	2000 Annual Berkshire Hathaway Inc. Shareholders Meeting Guide Signed by Warren Buffett	$13,000	6/21/2022	8/26/2022	5/20/2022	$3.00	5,000	$15,000
#DRACULA10	5/16/2022	1973 Tomb of Dracula #10 Comic Book published by Marvel graded CGC 9.8	$35,000	5/16/2022	8/26/2022	3/11/2022	$10.00	4,000	$40,000
#PAPPY1	8/2/2022	Collection of 10, 12, 13, 15, 20, and 23 Year Old Pappy Van Winkle Bourbon	$11,827	8/2/2022	8/26/2022	7/12/2022	$7.00	2,000	$14,000
#1857COIN	7/5/2022	1857-S $20 Coin Salvaged from the SS Central America graded PCGS MS66	$22,900	7/5/2022	8/26/2022	8/3/2022	$5.00	5,000	$25,000
#94CSI	5/16/2022	1994 BMW 850CSi	$125,000	5/16/2022	10/3/2022	7/30/2021	$14.25	10,000	$142,500
#ANDYPELE	8/2/2022	1977 Andy Warhol Pelé Polaroid Portrait Photo	$24,000	8/2/2022	10/3/2022	6/30/2022	$4.00	6,500	$26,000
#BOBAFETT	8/22/2022	1979 Kenner Star Wars Boba Fett Action Figure graded AFA 85	$22,960	8/12/2022	10/3/2022	8/12/2022	$10.00	2,600	$26,000
#ELVIS	4/11/2022	1977 Elvis Presley Last Live Performance Full Ticket graded PSA 8	$34,800	4/11/2022	10/3/2022	3/4/2022	$8.00	5,000	$40,000
#GBOYCOLOR	7/5/2022	1998 Factory Sealed Nintendo Game Boy Color graded VGA 85	$5,100	7/5/2022	10/3/2022	5/20/2022	$4.00	1,625	$6,500
#JETFIRE	8/2/2022	1985 Transformers Jetfire Fighter Jet graded AFA 85	$6,432	8/2/2022	10/3/2022	6/17/2022	$5.00	1,700	$8,500
#POPEBALL	8/2/2022	2022 Baseball Signed by Pope Francis	$17,125	8/2/2022	11/2/2022	7/14/2022	$4.00	4,750	$19,000
#RABBIT	8/2/2022	1901 First Edition copy of The Tale of Peter Rabbit by Beatrix Potter	$40,000	8/2/2022	11/2/2022	9/16/2021	$4.60	10,000	$46,000
#54AARON	9/19/2022	1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5	$206,400	9/19/2022	11/2/2022	4/30/2022	$10.00	17,000	$170,000

#GRATEFUL1	9/19/2022	1966 Grateful Dead Skeleton & Roses Concert Poster graded CGC 9.6	$110,000	9/19/2022	12/13/2022	11/16/2022	$10.00	12,500	$125,000
#BOBAPROTO	9/19/2022	1979 Kenner Star Wars Boba Fett Rocket-Firing L-Slot Prototype Action Figure graded AFA 80	$138,750	9/19/2022	12/13/2022	11/11/2022	$10.00	15,000	$150,000
Total 1/1/2022 – 12/31/2022		73 Series	$4,192,500	-	-	-	-	-	$4,526,600	-	-
Total 1/1/2021 – 12/31/2021		0 Series	-	-	-	-	-	-	-	-	-

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period and the Prior Period, the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection, the trend information and the investments in Underlying Assets sections above, or above in the Master Series Table.

Revenues

Revenues may be generated at the Company or the Series level. No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been demonstrated. From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are out of the control or direction of the Company. During the Current Period, no free cash flow distributions were made and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table that presents free cash flow distributions by Series for the Current Period and Prior Period

Operating Expenses

The Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests. However, the Manager has agreed to pay and not be reimbursed for certain but not all expenses such as post-closing Operating Expenses incurred and recorded by Series’ of the Company through the Current Period and Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for the Company and all of the Series that are presented as expenses and losses in the Consolidated Statements of Operations summarized by category for the Current Period and the Prior Period as follows:

Total Operating Expenses
	Current Period	Prior Period	Difference	% Change	Explanation
Storage	$ 95,026	$ 83,574	$ 11,452	14%	Increase in number of assets
Transportation	47,550	11,220	36,330	324%	More vehicle transport in Current Period
Insurance	31,132	22,056	9,076	41%	Increase in number of assets
Maintenance	27,044	-	27,044	N/A	No maintenance in Prior Period
Bookkeeping and Accounting fees	20,722	31,472	(10,749)	(34%)	Lower allocation per asset due to growth
Marketing Expense	25,192	2,889	22,303	772%	Redoing marketing for older assets
Transaction Fees	324	-	324	N/A	No transaction fees in Prior Period
Banking Fees	423	180	243	135%	Additional financing fees in 2022 due to late payment for purchase of one underlying asset to seller
Loss on Sale	28,918	-	28,918	N/A	Increase in sales below carrying value.
Loss on Sale of Digital Assets	239	-	239	N/A	No digital asset sales in Prior Period

Loss on Impairment	226,780	11,529	215,251	1867%	Increase in number of assets needing impaired
Total	$ 503,350	$ 162,920	$ 340,430

Consolidated gains and other investment income as presented in the Consolidated Statements of Operations for the Current Period and Prior Period are as follows:

Total Gains and Other Investment Income
	Current Period	Prior Period	Difference	% Change	Explanation
Gain on Sale	$ 317,801	$ 55,714	$ 262,087	470%	Increase in number of asset sales
Investment Income / (Loss)	21,400	-	21,400	N/A	Increase in NFT Airdrops
Total	$ 339,201	$ 55,714	$ 283,487

See Consolidated Statements of Operations for details of each Series’ expenses, losses, gains and investment income for the Current Period and Prior Period.

Expenses, Losses, Gains and Investment Income
	Current Period	Prior Period
Total Series	$ (145,654)	$ 81,661
RSE Collection and Series #77LE1	309,802	25,545
Total	$ 164,148	$ 107,206

Asset Acquisitions, Purchase Options and Asset Sales

The table below summarizes agreements related to asset acquisitions or asset disposals that were signed during the Current Period and Prior Period and presents the value of Underlying Assets represented by those agreements

	# of Assets Disposed	Total Value of Assets Disposed ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #
2022	(8)	($668,317)	57	$ 2,420,247	9	$ 1,626,065	8	$ 2,198,140	66
2021	(1)	($365,000)	20	$ 1,265,376	1	$ 42,000	4	$ 276,500	24

See Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements for the table shows each Underlying Asset that was sold during the Current Period and the Prior Period. Net Gain / (Loss) on Sale of the Current Period and the Prior Period are as below:

Net Gain / (Loss) on Sale
Current Period	$ 288,644
Prior Period	$ 55,714

See Note G – Income Tax of our accompanying Notes to the Consolidated Financial Statements for provision for income taxes for each Series that sold their Underlying Asset during the Current Period and the Prior Period. Total provision for income taxes for the Current Period and Prior Period are as follows:

Consolidated Provision for Income Taxes
Current Period	$ 60,971
Prior Period	$ 9,635

See “Note C – Related Party Transactions” of our accompanying Notes to Consolidated Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and each Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for such individual Series at the sole discretion of the Manager.

The Company has experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except in connection with the sale of certain Underlying Assets for gains and certain Series that generated investment income (see Asset Disposition section in Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	($225,119)	($2,237,327)	($1,210,870)
Prior Period	($116,841)	($1,133,311)	($715,961)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue or have the ability to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of each of the Current Period and Prior Period, the Company and the Series for which Closings had occurred, had total cash or cash equivalents balances as set forth below (see Consolidated Balance Sheets for details of each Series’ cash or cash equivalent balances for the Current and Prior Period).

Cash and Cash Equivalents Balance
	Current Period	Prior Period
Total Series Cash and Cash Equivalents Balance	$ 196,250	$ 105,553
RSE Collection and Series #77LE1	15,879	13,513
Total Cash and Cash Equivalents Balance	$ 212,129	$ 119,066

Note: Series #77LE1 Interests were issued under Rule 506(c) and, therefore, Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above

Note: Only includes Series for which an Offering has closed. RSE Collection cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements).

Financial Obligations of the Company

On November 24, 2020 RSE Markets and Rally Holdings replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While the amounts borrowed under the CF were used to make purchases of Collection Assets to become Underlying Assets, neither the Company nor any Series was a borrower under the CF, neither was responsible for repayment of any amounts outstanding, and neither was jointly and severally liable under the CF. RSE Markets had drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF had an interest rate of 15.00% per annum, and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans became due and payable). The CF contained covenants and indemnification obligations that are customary for credit arrangements of this type. The Company could not use the CF to purchase intangible assets. As of December 31, 2022, RSE Markets paid back all amounts due under the CF and the CF was terminated.

Recent Developments

The following sets forth updated information with respect to events that have occurred subsequent to the Current Period.

Event	Description
Offerings Opened	3
Offerings Closed	1
Underlying Assets Purchased	0 Purchase Agreements signed 0 Purchase Option Agreements signed 1 Upfront Purchase Agreements signed
Underlying Assets Sold	7
Acquisition Expenses	$0

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following individuals constitute the Board of Directors, executive management, and significant employees of RSE Markets, the sole member of the Asset Manager:

Name(1)	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	42	President, Director, CEO	05/2016
Robert A. Petrozzo	40	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	43	Chief Financial Officer	08/2016
Ramaneek Khanna	52	Chief Technology Officer	06/2022
Aditi Maliwal	33	Director	09/2022
Joshua Silberstein	47	Director	10/2016
Ryan Sweeney	45	Director	04/2021

(1)Each of the directors of RSE Markets was elected as a director pursuant to a voting agreement among RSE Markets and certain stockholders of RSE Markets.

Background of Officers and Directors of RSE Markets

The following is a brief summary of the background of each director and executive officer of RSE Markets:

Christopher J. Bruno, Founder, President, Director & CEO

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his Master of Business Administration, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. Immediately prior to joining the Asset Manager, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile and kiosk-based software nationwide. Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent nine years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces. Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities, and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005, where he focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Ramaneek Khanna, Chief Technology Officer

Ramaneek is a technologist, executive and engineer at heart with extensive experience creating and evolving innovative products across multiple industries and building and scaling world class engineering organizations.  Prior to joining Rally, Ramaneek was the CTO of the fintech startup Earnin from 2015 to 2020. During that time, he and his team built a product that grew in scale to unlock access for people to over $10 billion of their earnings. Ramaneek has also held the role of VP of Software Engineering at Nesos, a medtech startup that attempted to alleviate debilitating diseases related to the body’s autoimmune response. Ramaneek operated in this role from 2021 to 2022.

After joining multiple startups earlier in his career that were acquired by companies such as Microsoft and Dell, Ramaneek co-founded Duff Research, where he worked from 2009 to 2013. Duff Research was a mobile app development company that created numerous well known apps, including the Tivo iPad app, Adidas MiCoach, the Nest Android app, and many others. Duff Research was acquired by PayPal in 2013, and Ramaneek then went on to lead Consumer Mobile App Development where he was responsible for development of the PayPal app and oversaw substantial innovation in the app, including OneTouch authorization and a revitalized user experience.

Throughout his career, Ramaneek has helped to build products that innovated and have won awards such at Best of Show at Consumer Electronics Show and a Technical Emmy, as well as built mobile apps that have achieved top ten status in the app store rankings in their categories many times.

Ramaneek has a dozen U.S. patents that cover a wide range of areas including AV synchronization methods, user interface design patents, authentication systems, methods for facilitating purchases from video advertisements and many others.  Ramaneek received his Bachelor of Science degree in Computer and Electrical Engineering from Purdue University.

Aditi Maliwal, Director

Aditi Maliwal has been a partner at Upfront since 2019, leveraging a global perspective to invest in the highest-potential founders and teams.

Before joining Upfront, Aditi was a product manager on the Next Billion Users team at Google, in a hybrid role leading investment in and building product for companies in emerging markets. Previously she worked on the

Corporate Development team at Google, leading acquisitions across various sectors including AI, Messaging and Media. Prior to Google she worked in early stage venture at Crosslink Capital leading investments in BetterUp, Chime and PowerToFly, and before that in investment banking at Deutsche Bank’s technology banking group.

She holds a Bachelor of Arts in Psychology from Stanford University and has lived between India, Hong Kong, Singapore and San Francisco.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as of 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a BS in Economics from the Wharton School (summa cum laude) and a Master of Business Administration from Columbia University (beta gamma sigma).

Ryan Sweeney, Director

In 2009, Ryan joined the venture capital firm, Accel, as a Partner and is focused on investments in businesses at the intersection of consumer services and technology. One of Ryan’s most notable investments, Qualtrics, was acquired by SAP for $8 billion in 2018.

Prior to joining Accel, from 2000 to 2008, Ryan led technology growth investments at Summit Partners in the Boston area.

Before joining Summit Partners Ryan worked at William Blair & Company, LLC, and held a number of leadership positions at North Bridge Growth Equity and National Mentor Holdings, Inc.

Earlier in his career, Ryan held a number of roles in finance and business development at companies in the investment banking and private equity industries.

Ryan grew up in New Jersey and holds a BBA in Finance and Business Economics from the University of Notre Dame and a Master of Business Administration from Harvard Business School.

Advisory Board

Responsibilities of the Advisory Board

The Advisory Board supports the Company, the Asset Manager, the Manager and RSE Markets and consists of members of our expert network and additional advisors to the Manager. The Advisory Board may reviews the Company’s relationship with, and the performance of, the Manager, and generally approves the terms of any material or related-party transactions. In addition, the Advisory Board assists with, and makes recommendations with respect to, the following:

(1)Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;

(2)Evaluating all asset acquisitions;

(3)Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;

(4)Providing guidance with respect to the appropriate levels of annual collection level insurance costs and maintenance costs specific to each individual asset;

(5)Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the Managing Member, on the one hand, and the Company, a Series or the Interest Holders, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;

(6)Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests;

(7)Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and

(8)Approving any service providers appointed by the Manager or the Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board are not managers or officers of the Company, the Manager or the Asset Manager, or any Series and do not have fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Asset Manager will compensate members of the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g. travel related to evaluation of an asset).

Members of the Advisory Board

We plan to continue to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class. We have already established an informal network of expert advisors who support the Company in asset acquisitions, valuations and negotiations. To date three individuals have formally joined the Manager’s Advisory Board:

Dan Gallagher

Dan has extensive public and private sector experience in regulatory matters, financial markets, and corporate legal affairs and governance.

Dan is currently the Chief Legal and Corporate Affairs Officer of Robinhood Markets, Inc. and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance at the Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan initially began his career in private practice, advising clients on broker-dealer regulatory issues and representing clients in SEC and SRO enforcement proceedings. Dan then served on the SEC staff in several capacities, including as counsel to both Commissioner Paul Atkins and Chairman Christopher Cox, and from 2008 to 2010 as deputy director and co-acting director of the Division of Trading and Markets. While serving as deputy director and co-acting director, he was on the front lines of the agency’s response to the financial crisis, including representing the SEC in the Lehman Brothers liquidation.

Dan served as an SEC commissioner from 2011 to 2015. While serving as commissioner, he advocated for a comprehensive review of equity market structure, championed corporate governance reform and pushed to improve the SEC’s fixed income market expertise.

Prior to joining Robinhood in 2020, Dan was a partner of and deputy chair of the securities department at the international law firm WilmerHale.

Dan earned his JD, magna cum laude, from the Catholic University of America, where he was a member of the law review and graduated from Georgetown University with a BA in English.

Arun Sundararajan

Arun is a Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society. His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work. He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz. He has given more than 250 invited talks at industry, government and academic forums internationally. His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy. He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Roger Wiegley

Roger has over 30 years of legal and risk management experience.  He is a practicing attorney through his company Roger Wiegley Law Offices, which he started in 2013.  He is also a senior adviser to KPMG (insurance and reinsurance) as well as a consultant to several AXA companies in Europe and the United States, and he is the founder and a director of Global Risk Consulting, Ltd., a UK consulting company.

Roger spent the first 18 years of his career practicing law at Sullivan & Cromwell; Sidley & Austin; and Pillsbury Winthrop Shaw Pittman, focused on clients in the financial sector.  From 1998 to 2001 he was the chief counsel for the commercial bank branches of Credit Suisse First Boston in the Americas and served as Head of Regional Oversight for CSFB in the Asia-Pacific Region. He held various other general counsel and legal positions at various companies including Winterthur Swiss Insurance Company and Westmoreland Coal Company from 2001 to 2007.  From 2008 to 2013, Roger was the Global General Counsel of AXA Liabilities Managers.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. The executive officers of the Asset Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other Offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the Manager nor the Asset Manager nor their affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

RSE Markets served as Manager of the Company until March 26, 2021, at which time RSE Markets was replaced as Manager by RSE Collection Manager, LLC.

The annual compensation of the Manager was as follows for the fiscal year ended December 31, 2022 and 2021.

Year	Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
2022	RSE Collection Manager, LLC	Manager	$245,762	$0	$245,762
2021	RSE Collection Manager, LLC	Manager	$0	$0	$0

The Manager will receive Sourcing Fees for each subsequent Offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds” section of the respective Offerings. Additional details on Sourcing Fees received by the Manager can be found in the Master Series Table.

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Asset Manager may receive a Management Fee as described in “Description of the Business –Management Fee.”  To date, no Management Fees have been paid by any Series.

A more complete description of Management of the Company is included in “Description of the Business” and “Management.”

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 1% of the Interests in each Series acquired on the same terms as the other Investors. The address of the Manager is 446 Broadway, 2nd Floor, New York, NY 10013.

As of the end of the Current Period, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#77LE1 (3)	4/13/2017	2,000	102 / 5%	$77,700
#69BM1	2/7/2018	2,000	118 / 6%	$115,000
#85FT1	2/15/2018	2,000	112 / 6%	$165,000
#88LJ1	4/12/2018	2,000	117 / 6%	$135,000
#55PS1	6/6/2018	2,000	381 / 19%	$425,000
#95BL1	7/12/2018	2,000	32 / 2%	$118,500
#90FM1	7/31/2018	2,000	20 / 1%	$16,500
#83FB1	9/5/2018	5,000	50 / 1%	$350,000
#98DV1	10/10/2018	2,000	20 / 1%	$130,000
#93XJ1	11/6/2018	5,000	209 / 4%	$495,000
#02AX1	11/30/2018	2,000	21 / 1%	$108,000
#99LE1	12/4/2018	2,000	45 / 2%	$69,500
#91MV1	12/7/2018	2,000	22 / 1%	$38,000
#92LD1	12/26/2018	3,000	1,440 / 48%	$165,000
#94DV1	12/26/2018	2,000	394 / 20%	$57,500
#72MC1	1/4/2019	2,000	20 / 1%	$124,500
#11BM1	1/25/2019	2,000	756 / 38%	$84,000
#80LC1	2/8/2019	5,000	96 / 2%	$635,000
#02BZ1	2/8/2019	3,000	1,202 / 40%	$195,000
#88BM1	2/25/2019	3,000	1,229 / 41%	$141,000
#63CC1	3/18/2019	2,000	20 / 1%	$126,000
#76PT1	3/22/2019	3,000	45 / 2%	$189,900
#75RA1	4/9/2019	3,000	146 / 5%	$84,000
#65AG1	4/16/2019	2,000	21 / 1%	$178,500
#61JE1	4/26/2019	3,000	405 / 14%	$246,000
#90MM1	4/26/2019	5,000	63 / 1%	$26,600
#88PT1	7/18/2019	2,200	22 / 1%	$66,000
#65FM1	7/18/2019	2,000	20 / 1%	$82,500
#94LD1	8/6/2019	5,000	156 / 3%	$597,500
#99SS1	9/11/2019	1,000	25 / 3%	$137,500
#94FS1	9/17/2019	2,000	32 / 2%	$145,000
#61MG1	9/30/2019	5,000	541 / 11%	$340,000
#92CC1	10/2/2019	2,000	83 / 4%	$52,500
#80PN1	11/6/2019	5,000	55 / 1%	$48,000

#88LL1	12/8/2019	2,000	456 / 23%	$292,000
#05JAYZ	1/10/2022	3,700	37 / 1%	$18,500
#MEEB11275	1/10/2022	20,000	200 / 1%	$160,000
#HULK180	1/10/2022	10,000	100 / 1%	$42,000
#JUSTINIAN	1/10/2022	2,000	20 / 1%	$18,000
#HOLMES	1/10/2022	2,500	25 / 1%	$25,000
#82TAYLOR	1/10/2022	2,000	20 / 1%	$13,000
#DKCOUNTRY	1/14/2022	3,000	30 / 1%	$18,000
#FALCON	1/14/2022	10,000	100 / 1%	$50,000
#67ICEBOWL	1/14/2022	2,000	20 / 1%	$10,000
#MARIOWRLD	1/18/2022	33,000	330 / 1%	$165,000
#82AV1	2/7/2022	14,875	149 / 1%	$297,500
#MEEB7985	3/2/2022	7,600	76 / 1%	$38,000
#SUPERBWL1	3/2/2022	4,000	40 / 1%	$24,000
#PUNK2981	3/22/2022	62,000	620 / 1%	$310,000
#95FF1	3/22/2022	12,000	120 / 1%	$120,000
#BONDWATCH	3/22/2022	20,000	200 / 1%	$80,000
#MAYC857	3/23/2022	10,800	108 / 1%	$54,000
#WOW2221	3/30/2022	4,000	40 / 1%	$28,000
#NIKON1	4/8/2022	7,000	70 / 1%	$28,000
#DOOD6778	4/8/2022	6,000	60 / 1%	$30,000
#LOTF	4/8/2022	2,000	20 / 1%	$14,000
#NBAJAM	4/20/2022	9,400	94 / 1%	$47,000
#BAKC7820	4/20/2022	6,000	60 / 1%	$30,000
#SANDBOX1	5/3/2022	21,000	210 / 1%	$105,000
#AZUKI6704	5/3/2022	6,400	64 / 1%	$32,000
#WOW6586	5/3/2022	10,400	104 / 1%	$52,000
#58PELE4	5/14/2022	8,000	80 / 1%	$48,000
#BART	5/14/2022	3,000	30 / 1%	$21,000
#HOMER	5/14/2022	3,000	30 / 1%	$21,000
#OBAMABALL	5/14/2022	10,500	105 / 1%	$105,000
#SI1	5/14/2022	5,000	50 / 1%	$10,000
#GOLD1	5/14/2022	4,000	40 / 1%	$16,000
#YEEZY	5/24/2022	5,000	50 / 1%	$40,000
#88ZELDA	5/24/2022	12,000	120 / 1%	$60,000
#96TIGER	5/24/2022	11,000	110 / 1%	$55,000
#STARWARS3	5/24/2022	2,600	26 / 1%	$26,000
#VERSTAPP1	5/24/2022	4,000	40 / 1%	$32,000
#MAYC9114	5/27/2022	17,500	175 / 1%	$87,500
#VFRNDS1	6/12/2022	27,500	275 / 1%	$275,000

#MACWORLD1	6/16/2022	20,000	2,549 / 13%	$225,000
#KENNERSET	6/16/2022	1,250	13 / 1%	$12,500
#VEEFRND1	6/16/2022	6,720	68 / 1%	$33,600
#LEDZEPP1	6/16/2022	8,000	80 / 1%	$48,000
#TREASURE	6/16/2022	4,500	45 / 1%	$22,500
#MBIRD2754	6/16/2022	12,000	120 / 1%	$60,000
#VEEVIPER	6/17/2022	15,000	1,649 / 11%	$75,000
#BEEPLE1	6/28/2022	13,600	136 / 1%	$68,000
#WARHOL1	6/28/2022	17,000	170 / 1%	$170,000
#GAMEBOY	7/25/2022	4,500	45 / 1%	$22,500
#ELON1	8/1/2022	3,750	38 / 1%	$7,500
#32RUTH	8/1/2022	19,000	190 / 1%	$95,000
#CROESUS	8/1/2022	8,000	80 / 1%	$64,000
#SACHS1	8/1/2022	2,150	21 / 1%	$21,500
#R2D2	8/19/2022	2,000	20 / 1%	$10,000
#105.ETH	8/19/2022	10,000	100 / 1%	$40,000
#WARHOL2	8/19/2022	6,500	65 / 1%	$65,000
#VADER	8/19/2022	1,500	15 / 1%	$7,500
#1857COIN	8/26/2022	5,000	50 / 1%	$25,000
#DRACULA10	8/26/2022	4,000	40 / 1%	$40,000
#BUFFETT1	8/26/2022	5,000	50 / 1%	$15,000
#JEKYLL	8/26/2022	5,000	50 / 1%	$20,000
#PAPPY1	8/26/2022	2,000	20 / 1%	$14,000
#GBOYCOLOR	10/3/2022	1,625	17 / 1%	$6,500
#ELVIS	10/3/2022	5,000	51 / 1%	$40,000
#94CSI	10/3/2022	10,000	100 / 1%	$142,500
#JETFIRE	10/3/2022	1,700	17 / 1%	$8,500
#ANDYPELE	10/3/2022	6,500	65 / 1%	$26,000
#BOBAFETT	10/3/2022	2,600	26 / 1%	$26,000
#POPEBALL	11/2/2022	4,750	48 / 1%	$19,000
#54AARON	11/2/2022	17,000	170 / 1%	$170,000
#RABBIT	11/2/2022	10,000	100 / 1%	$46,000
#BOBAPROTO	12/13/2022	15,000	150 / 1%	$150,000
#GRATEFUL1	12/13/2022	12,500	125 / 1%	$125,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

1)All ownership is direct unless otherwise indicated.  Upon the designation of the Series, the Asset Manager became the initial member holding 100% of the Interest in the Series.  Upon the Closing of the Offering, the Manager must own at least one (1) Interest, which may then be transferred to the Asset Manager.  None of the officers or directors of RSE Markets owns any Interests of any of the Series.

(2)RSE Collection Manager, LLC is the Manager of each of the Series.  The Manager’s address is 446 Broadway, 2nd Floor, New York, NY 10013.  The Manager’s sole member is Rally Holdings, and Rally Holdings is wholly owned by RSE Markets.  Christopher Bruno, Chief

Executive Officer, President and Manager of Rally Holdings, may be deemed the beneficial owner of the Interests owned by the Manager within the meaning of Section 13(d) under the Exchange Act.  The address of Mr. Bruno is the same as that of the Manager.

(3)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D. All other Interests in Series of the Company were issued under Tier 2 of Regulation A.

Without conceding that the Interests in any Series of the Company constitute “voting securities” under Rule 405 of the Securities Act (based on the limited voting rights provided under the Company’s Operating Agreement), in accordance with the SEC Staff’s request, we agree to provide a table disclosing the information called for under Item 12 of Form 1-A with respect to each person that holds in excess of 10% of the Interests of a Series of the Company.  The following table sets forth information with respect to the number of units of each of our Series beneficially owned by all persons who own more than ten percent of any Series as of December 31, 2022:

Title of Class	Beneficial Owner	Number of Interests Owned	Percent of Class
#02AX1	Michael Hansen (1)	280	14%
#05JAYZ	Daniel Gross (2)	924	25%
#1857COIN	Eric Smith (3)	536	11%
#63CC1	Julien Williams (4)	200	10%
#67ICEBOWL	Daniel Gross (2)	499	25%
#72MC1	Don Rose (5)	643	32%
#77LE1	Maarten De Jong (6)	200	10%
#80PN1	Christopher Connor (7)	535	11%
#82AV1	Daniel Gross (2)	3,717	25%
#82TAYLOR	Daniel Gross (2)	499	25%
#90FM1	Joseph Amodio (8)	300	15%
#91MV1	Michael Scarpa (9)	447	22%
#94CSI	Lance Yudkin (10)	7,026	70%
#95FF1	Daniel Gross (2)	2,998	25%
#99SS1	Robert Wall (11)	165	17%
#BOBAFETT	Ezra Draper (12)	260	10%
#BOBAPROTO	dennis karjanis (13)	7,500	50%
#BONDWATCH	Daniel Gross (2)	4,000	20%
#DKCOUNTRY	Daniel Gross (2)	749	25%
#DRACULA10	Karminder Singh (14)	400	10%
#FALCON	Daniel Gross (2)	2,499	25%
#GRATEFUL1	Glen Trosch (15)	5,000	40%
#HOLMES	Daniel Gross (2)	624	25%
#HULK180	Daniel Gross (2)	2,499	25%
#JUSTINIAN	Daniel Gross (2)	499	25%
#LOTF	Daniel Gross (2)	200	10%
#MACWORLD1	Daniel Gross (2)	4,998	25%
#MARIOWRLD	Daniel Gross (2)	8,246	25%
#NBAJAM	Darren Rovell (16)	1,410	15%
#NBAJAM	Daniel Gross (2)	940	10%
#NIKON1	Daniel Gross (2)	700	10%
#OBAMABALL	Philip Myerson (17)	1,185	11%

#OBAMABALL	Daniel Gross (2)	1,050	10%
#POPEBALL	Nancy St. Yves (18)	475	10%
#POPEBALL	Daniel Pulecio-Boek (19)	475	10%
#POPEBALL	Michael Heyen (20)	475	10%
#PUNK2981	Sam Gellman (21)	18,600	30%
#RABBIT	Scott Olsen (22)	1,000	10%
#SUPERBWL1	Daniel Gross (2)	600	15%
#VEEFRIEND	Gary Vaynerchuk (23)	6,875	25%
#VERSTAPP1	Daniel Gross (2)	400	10%

(1)Michael Hansen's address is 1767 Grande Park Dr., Englewood, FL 34223

(2)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(3)Eric Smith's address is 125 Carlye Dr, Cranberry Twp, PA 16066

(4)Julien Williams's address is 2333 Port Lerwick Pl, Newport Beach, CA 92660

(5)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(6)Don Rose's address is 37 Warren St, Salem, MA 01970

(7)Maarten De Jong's address is 476 Broadway, New York, NY 10013

(8)Christopher Connor's address is 1266 W Paces Ferry Rd NW, Atlanta, GA 30327

(9)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(10)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(11)Joseph Amodio's address is 174 Sheridan Dr, Tonawanda, NY 14150

(12)Michael Scarpa's address is 531 S Green St, Nazareth, PA 18064

(13)Lance Yudkin's address is 172 Madison Ave, New York, NY 10016

(14)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(15)Robert Wall's address is 158 Center Church Rd, Grove City, PA 16127

(16)Ezra Draper's address is 7409 Royal Crystal St, Las Vegas, NV 89149

(17)Dennis Karjanis's address is 168 Laurel Hill Rd, Branford, CT 06405

(18)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(19)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(20)Karminder Singh's address is 3276 Cranbrook Place, Dublin, CA 94568

(21)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

(22)Glen Trosch's address is 200 Cross Keys Rd, Baltimore, MD 21210

(23)Daniel Gross's address is 510 Madison Ave, New York, NY 10022

ITEM 5. RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering. It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager and its Affiliates
Current Period	$ 2,382,062	$1,943
Prior Period	$ 1,230,157	$-

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board Member to acquire Collectible Assets, which are summarized in the table below.

Series	Agreement Type	Agreement Date	Purchase Price	% Owned by Seller on Close	Seller
#82TAYLOR	Upfront Purchase	10/25/2021	$10,200	0%	Goldin Auctions (1)
#05JAYZ	Upfront Purchase	8/30/2021	$15,600	0%	Goldin Auctions (1)
#DKCOUNTRY	Upfront Purchase	9/19/2021	$13,200	0%	Goldin Auctions (1)
#VERSTAPP1	Upfront Purchase	2/7/2022	$29,402	0%	Goldin Auctions (1)
#88ZELDA	Upfront Purchase	2/24/2022	$54,000	0%	Goldin Auctions (1)
#STARWARS3	Upfront Purchase	2/24/2022	$22,800	0%	Goldin Auctions (1)
#LEDZEPP1	Upfront Purchase	2/24/2022	$42,000	0%	Goldin Auctions (1)
#ELON1	Upfront Purchase	6/9/2022	$6,000	0%	Goldin Auctions (1)

#54AARON	Upfront Purchase	4/7/2022	$206,400	0%	Goldin Auctions (1)
#BUFFETT1	Purchase Agreement	5/11/2022	$13,000	0%	Haspry Corp.
#BATMAN	Purchase Agreement	2/7/2022	$1,700,000	18.9%	Ken Goldin (1)
#METROID	Upfront Purchase	2/24/2022	$64,800	0%	Goldin Auctions (1)
#GRIFFEY3	Upfront Purchase	1/10/2022	$20,400	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions

During the Current Period, the Company sold the following Collectible Asset to a related party, which is outlined in the table below.

Series	Underlying Asset	Date of Sale Agreement	Proceed from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale
#93FS1	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873

ITEM 6. OTHER SIGNIFICANT INFORMATION

None.

ITEM 7.  FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2022 AND 2021

CONTENTS

PAGE

RSE COLLECTION, LLC AND VARIOUS SERIES:

Years Ended December 31, 2022 and 2021 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-3

Consolidated Statements of OperationsF-30

Consolidated Statements of Members’ Equity / (Deficit) F-57

Consolidated Statements of Cash Flows F-77

Notes to Consolidated Financial Statements F-104

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Collection, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RSE Collection, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2022 and 2021, and the related statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for the years then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company on a consolidated basis and each listed Series as of December 31, 2022 and 2021, and the results of their operations and their cash flows for the Company on a consolidated basis and each listed Series for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company and each listed Series have experienced recurring losses, and negative cash flows from operations, and their lack of liquidity raise substantial doubt about their ability to continue as a going concern.  Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Underlying Collectible Assets

As described in Note B6 to the financial statements, underlying collectible assets of the Company and each listed Series are reported at carrying amount, which includes cost-basis purchase price, any capitalized acquisition expenses, and any adjustments for impairment charge. The purchase price for the assets held by the Company and each listed series is predicated on the asset’s authenticity, which is supported by authenticity documentation that the Company obtains upon purchase. There is judgment involved in the authentication for these assets that the Company obtains based on the source of the authentication. In addition, the underlying collectible assets are evaluated for impairment annually or whenever events or changes in circumstances indicate that the carrying amount for an underlying collectible asset may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amount of the underlying collectible asset to the expected fair value of the underlying collectible asset, which involves judgment from management relative to evaluating actual comparable market transactions for similar assets, estimating potential earnings of the asset, or the expected amount recoverable on a sale of the asset. As of December 31, 2022, there were one hundred and twenty-eight underlying collectible assets held by the Company and each listed Series with a total carrying value of $12,510,108 and a total impairment charge of $226,780 was recognized during the year ended December 31, 2022 relating to fifteen underlying collectible assets.

We identified the valuation of the underlying collectible assets as a critical audit matter due to the significant judgment by management related to authenticity or in estimating the expected fair value for underlying collectible assets. For certain assets management relied on judgment for the nature of the authentication documentation obtained as well as the judgment of authenticators on the purchase of assets, which will determine the carrying value and also creates a certain level of subjectivity as whether the carrying value of the asset is appropriate. In addition, the impairment evaluation for the assets is sensitive to significant assumptions such as comparable market transactions for similar assets, estimating potential earnings and the expected amount recoverable on the sale of an asset.  This in turn led to a high degree of auditor judgement, subjectivity, and effort in performing procedures for evaluating management’s significant judgments relating to the carrying value reported for each underlying collectible asset.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included gaining an understanding of the controls in place relating to obtaining authenticity on the purchase of assets and the subsequent evaluation for impairment. Our procedures also included, among others, evaluating evidence for insurance coverage in place during the audit period that protects against counterfeits, testing and evaluating management’s analysis of authentication on an asset as of the reporting date, physically observing the assets, examining the authenticity documentation maintained, evaluating the reputation of authenticators, evaluating management’s process for developing the estimated fair value of each underlying collectible asset, obtaining evidence supporting comparable market transactions for similar assets, performing inquiries of management, and considering current economic conditions and industry trends.  When assessing the assumptions relating to the fair value of collectible assets, we evaluated whether the assumptions used were reasonable and considered whether they were consistent with evidence obtained in other areas of the audit.

/s/ EisnerAmper LLP

We have served as the Company’s auditor since 2017.

EISNERAMPER LLP

New York, New York

April 6, 2023

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Assets
Current Assets
Cash and Cash Equivalents	$ 4,149	$ -	$ -	$ 2,214	$ 960	$ 15,185
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	4,149	-	-	2,214	960	15,185
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	106,266	175,826	132,382	408,386	114,581	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,541	$ 15,185

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	15,185
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	15,185
Members' Equity
Membership Contributions	111,236	163,883	133,508	422,131	116,742	-
Capital Contribution from Manager	16,433	19,980	17,828	44,479	14,708	13,015
Capital Contribution for shortfall at Offering close	-	12,344	-	3,357	444	-
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,888)	(1,645)	(250)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(16,433)	(19,980)	(17,828)	(44,479)	(14,708)	(12,765)
Members' Equity / (Deficit)	110,415	175,826	132,382	410,600	115,541	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,541	$ 15,185

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Assets
Current Assets
Cash and Cash Equivalents	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 1,985
Pre-paid Insurance	-	-	-	-	-
Other Receivable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	485	2,485	2,500	1,485	1,985
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	14,786	332,806	122,544	488,586	101,786
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Members' Equity
Membership Contributions	15,446	335,691	125,757	487,801	104,452
Capital Contribution from Manager	13,266	19,748	13,812	14,850	12,740
Capital Contribution for shortfall at Offering close	-	-	-	7,373	-
Distribution to RSE Collection	(175)	(400)	(713)	(5,103)	(681)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(13,266)	(19,748)	(13,812)	(14,850)	(12,740)
Members' Equity / (Deficit)	15,271	335,291	125,044	490,071	103,771
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,985	$ 984	$ 1,714	$ 1,984	$ 4,989
Pre-paid Insurance	-	-	-	-	-
Other Receivable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	1,985	984	1,714	1,984	4,989
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	64,271	35,437	158,042	52,787	115,562
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 66,256	$ 36,421	$ 159,755	$ 54,771	$ 120,551

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Members' Equity
Membership Contributions	66,699	36,621	160,430	54,771	120,551
Capital Contribution from Manager	12,732	12,452	13,269	12,596	12,816
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	(443)	(200)	-	-	-
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(12,732)	(12,452)	(13,944)	(12,596)	(12,816)
Members' Equity / (Deficit)	66,256	36,421	159,755	54,771	120,551
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 66,256	$ 36,421	$ 159,755	$ 54,771	$ 120,551

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 2,000	$ 3,504	$ 3,000	$ 2,000	$ 1,999
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	-	2,000	3,504	3,000	2,000	1,999
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	-	79,786	612,439	186,301	136,465	120,286
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ -	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Members' Equity
Membership Contributions	-	82,286	616,716	189,601	138,765	122,586
Capital Contribution from Manager	-	11,915	17,544	13,575	12,445	12,205
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(500)	(773)	(300)	(300)	(299)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	-	(11,915)	(17,544)	(13,575)	(12,445)	(12,207)
Members' Equity / (Deficit)	-	81,786	615,943	189,301	138,465	122,285
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ -	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,999	$ 2,649	$ 3,700	$ 3,050	$ 1,799	$ 2,898
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,999	2,649	3,700	3,050	1,799	2,898
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	182,802	75,903	170,286	-	23,187	235,388
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 184,801	$ 78,552	$ 173,986	$ 3,050	$ 24,986	$ 238,286

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	1,873	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	1,873	-	-
Members' Equity
Membership Contributions	185,301	79,052	173,986	-	24,986	238,636
Capital Contribution from Manager	12,496	12,657	12,170	7,861	9,131	12,157
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(500)	(500)	-	-	-	(350)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(12,496)	(12,657)	(12,170)	(6,684)	(9,131)	(12,157)
Members' Equity / (Deficit)	184,801	78,552	173,986	1,177	24,986	238,286
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 184,801	$ 78,552	$ 173,986	$ 3,050	$ 24,986	$ 238,286

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,300	$ 4,148	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	2,300	4,148	4,550	3,064	2,962	4,197
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	75,997	63,071	572,236	129,227	138,482	325,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Members' Equity
Membership Contributions	79,297	65,005	577,286	133,279	141,794	330,287
Capital Contribution from Manager	11,036	9,751	23,290	10,193	9,492	20,730
Capital Contribution for shortfall at Offering close	-	2,214	-	-	-	-
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(11,036)	(9,751)	(23,290)	(10,193)	(9,492)	(20,730)
Members' Equity / (Deficit)	78,297	67,219	576,786	132,291	141,444	329,787
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,412	$ 30,605	$ 3,662	$ 11,004	$ 5,489	$ -
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	2,412	30,605	3,662	11,004	5,489	-
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	46,188	-	47,388	-	277,811	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 48,600	$ 30,605	$ 51,050	$ 11,004	$ 283,300	$ -

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ 850	$ -
Income Taxes Payable	-	30,605	-	11,004	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	30,605	-	11,004	850	-
Members' Equity
Membership Contributions	48,600	-	47,020	-	283,775	-
Capital Contribution from Manager	8,842	12,756	8,690	8,247	12,738	-
Capital Contribution for shortfall at Offering close	-	400	4,030	-	-	-
Distribution to RSE Collection	-	(400)	-	(700)	(475)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(8,842)	(12,756)	(8,690)	(7,547)	(13,588)	-
Members' Equity / (Deficit)	48,600	-	51,050	-	282,450	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 48,600	$ 30,605	$ 51,050	$ 11,004	$ 283,300	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Pre-paid Insurance	-	12	12	12	11	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	500	412	412	312	311	255
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	140,561	10,200	20,100	36,146	11,903	15,000
Other Assets	952	-	-	-	-	-
TOTAL ASSETS	$ 142,013	$ 10,612	$ 20,512	$ 36,458	$ 12,214	$ 15,255

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	135
Due to the Manager or its Affiliates	-	-	-	-	-	363
Total Liabilities	-	2	2	2	2	501
Members' Equity
Membership Contributions	141,061	10,832	20,792	36,738	16,356	15,600
Capital Contribution from Manager	1,220	471	401	424	756	371
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(231)	(292)	(292)	(239)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Members' Equity / (Deficit)	142,013	10,610	20,510	36,456	12,212	14,754
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 142,013	$ 10,612	$ 20,512	$ 36,458	$ 12,214	$ 15,255

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Assets
Current Assets
Cash and Cash Equivalents	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Pre-paid Insurance	12	12	12	12	-	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	366	312	320	389	3,400	377
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,546	13,566	42,944	144,143	286,364	19,535
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 7,912	$ 13,878	$ 43,264	$ 144,532	$ 289,764	$ 19,912

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	-	2
Members' Equity
Membership Contributions	8,138	14,158	43,580	144,848	289,764	20,181
Capital Contribution from Manager	469	497	788	1,598	5,372	703
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(280)	(281)	-	(281)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Members' Equity / (Deficit)	7,910	13,875	43,262	144,530	289,764	19,910
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 7,912	$ 13,878	$ 43,264	$ 144,532	$ 289,764	$ 19,912

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 300	$ 5,000	$ -	$ 600	$ 500
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	500	-	-
Total Current Assets	500	300	5,000	500	600	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	34,046	74,668	108,488	51,507	290,000	26,001
Other Assets	1,165	-	-	2,359	3	1,252
TOTAL ASSETS	$ 35,711	$ 74,968	$ 113,488	$ 54,366	$ 290,603	$ 27,753

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	970	-	85
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Total Liabilities	-	402	-	970	-	85
Members' Equity
Membership Contributions	34,546	75,280	114,038	49,067	290,600	26,027
Capital Contribution from Manager	1,382	719	1,994	2,631	204	1,492
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(311)	(550)	-	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(217)	(1,122)	(1,994)	1,698	(201)	149
Members' Equity / (Deficit)	35,711	74,566	113,488	53,396	290,603	27,668
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 35,711	$ 74,968	$ 113,488	$ 54,366	$ 290,603	$ 27,753

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 400	$ 501	$ 602	$ 400	$ 500
Pre-paid Insurance	12	6	-	-	12	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	406	501	602	412	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	23,920	11,100	28,359	28,792	38,500	101,487
Other Assets	-	-	1,302	1,434	-	2,625
TOTAL ASSETS	$ 24,232	$ 11,506	$ 30,162	$ 30,828	$ 38,912	$ 104,612

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 51	$ 2	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	-	51	2	-
Members' Equity
Membership Contributions	24,500	11,792	28,860	29,200	42,692	101,987
Capital Contribution from Manager	449	282	1,497	5,731	904	2,794
Capital Contribution for shortfall at Offering close	-	-	-	143	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(439)	(278)	(195)	(4,297)	(4,394)	(169)
Members' Equity / (Deficit)	24,229	11,504	30,162	30,777	38,910	104,612
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 24,232	$ 11,506	$ 30,162	$ 30,828	$ 38,912	$ 104,612

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 500	$ 320	$ 320	$ 320	$ 320
Pre-paid Insurance	-	-	12	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	500	500	332	332	332	332
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	50,556	30,452	42,082	99,082	17,482	17,482
Other Assets	1,222	-	-	-	-	-
TOTAL ASSETS	$ 52,278	$ 30,952	$ 42,414	$ 99,414	$ 17,814	$ 17,814

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 3	$ 2	$ 2	$ 2
Income Taxes Payable	225	-	-	-	-	-
Insurance Payable	-	-	233	550	97	97
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	225	-	236	552	99	99
Members' Equity
Membership Contributions	50,269	30,952	42,600	99,600	18,000	18,000
Capital Contribution from Manager	1,390	168	230	461	230	230
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(199)	(199)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	394	(168)	(453)	(1,002)	(316)	(316)
Members' Equity / (Deficit)	52,053	30,952	42,178	98,861	17,715	17,715
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 52,278	$ 30,952	$ 42,414	$ 99,414	$ 17,814	$ 17,814

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Assets
Current Assets
Cash and Cash Equivalents	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Pre-paid Insurance	12	-	12	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	414	381	414	338	414	414
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,700	13,769	29,401	49,188	54,000	22,800
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,114	$ 14,150	$ 29,815	$ 49,526	$ 54,414	$ 23,214

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 2	$ 2	$ 2	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	6	90	168	-	302	127
Due to the Manager or its Affiliates	-	-	-	-	667	-
Total Liabilities	9	93	170	2	971	130
Members' Equity
Membership Contributions	8,300	14,574	30,002	49,637	54,600	23,400
Capital Contribution from Manager	268	179	228	566	222	222
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(264)	(272)	(387)	(556)	(1,181)	(340)
Members' Equity / (Deficit)	8,105	14,057	29,645	49,523	53,443	23,084
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,114	$ 14,150	$ 29,815	$ 49,526	$ 54,414	$ 23,214

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 7,291	$ 66	$ 500	$ 500	$ 300
Pre-paid Insurance	12	-	12	-	-	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	12	7,291	78	500	500	312
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	33,614	87,370	250,000	73,188	39,105	18,998
Other Assets	-	1,501	-	-	2,892	-
TOTAL ASSETS	$ 33,626	$ 96,162	$ 250,078	$ 73,688	$ 42,496	$ 19,310

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 6,791	$ 2	$ -	$ -	$ 2
Income Taxes Payable	-	1,024	-	-	-	-
Insurance Payable	193	-	17	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	195	7,815	19	-	-	2
Members' Equity
Membership Contributions	32,824	84,902	250,545	58,900	32,764	19,531
Capital Contribution from Manager	1,448	11,452	201	136	3,028	227
Capital Contribution for shortfall at Offering close	-	-	-	14,788	6,841	-
Distribution to RSE Collection	(424)	-	-	-	-	(233)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(417)	(8,007)	(688)	(136)	(136)	(217)
Members' Equity / (Deficit)	33,431	88,347	250,059	73,688	42,496	19,308
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 33,626	$ 96,162	$ 250,078	$ 73,688	$ 42,496	$ 19,310

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Pre-paid Insurance	12	12	12	12	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,042	335	414	412	500	2,800
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	202,122	10,330	42,000	70,000	75,206	160,119
Other Assets	-	-	-	-	2,981	-
TOTAL ASSETS	$ 203,164	$ 10,665	$ 42,414	$ 70,412	$ 78,687	$ 162,919

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	52	213	106	-	103
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	55	215	108	-	105
Members' Equity
Membership Contributions	203,390	10,851	42,600	70,909	66,810	163,666
Capital Contribution from Manager	421	205	198	220	3,109	139
Capital Contribution for shortfall at Offering close	-	-	-	-	8,896	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(411)	(247)	(401)	(316)	(127)	(245)
Members' Equity / (Deficit)	203,161	10,610	42,199	70,304	78,687	162,814
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 203,164	$ 10,665	$ 42,414	$ 70,412	$ 78,687	$ 162,919

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Pre-paid Insurance	12	12	-	12	12	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	441	500	339	412	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	20,000	57,729	24,631	85,074	6,000	39,873
Other Assets	-	-	1,602	-	-	2,359
TOTAL ASSETS	$ 20,412	$ 58,169	$ 26,733	$ 85,414	$ 6,412	$ 42,732

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 45	$ -	$ -	$ 2	$ 45	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	125	241	-	386	30	-
Due to the Manager or its Affiliates	-	204	545	-	-	-
Total Liabilities	170	445	545	388	75	-
Members' Equity
Membership Contributions	20,909	58,505	20,785	85,600	6,718	39,100
Capital Contribution from Manager	171	261	1,758	155	226	3,726
Capital Contribution for shortfall at Offering close	-	-	4,346	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(329)	(565)	(701)	(531)	(289)	(94)
Members' Equity / (Deficit)	20,242	57,724	26,188	85,026	6,337	42,732
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 20,412	$ 58,169	$ 26,733	$ 85,414	$ 6,412	$ 42,732

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Pre-paid Insurance	12	12	-	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	346	2,178	412	379	320
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,806	6,066	62,263	16,498	13,033	35,092
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,118	$ 6,412	$ 64,441	$ 16,910	$ 13,412	$ 35,412

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 45
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	40	31	44	-	11	39
Due to the Manager or its Affiliates	400	400	1,500	-	-	-
Total Liabilities	442	434	1,546	-	13	84
Members' Equity
Membership Contributions	8,344	6,638	62,941	17,131	13,999	35,880
Capital Contribution from Manager	125	125	258	171	126	151
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(556)	(547)	(304)	(159)	(128)	(223)
Members' Equity / (Deficit)	7,675	5,978	62,894	16,910	13,399	35,328
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,118	$ 6,412	$ 64,441	$ 16,910	$ 13,412	$ 35,412

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Assets
Current Assets
Cash and Cash Equivalents	$ 771	$ 400	$ 4,500	$ 235	$ 355	$ 320
Pre-paid Insurance	-	10	-	-	10	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	771	410	4,500	235	364	332
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	11,856	22,900	126,092	24,165	23,005	34,882
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 12,627	$ 23,310	$ 130,592	$ 24,400	$ 23,370	$ 35,214

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 56	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	25	85	-	16	80	264
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	25	85	-	72	83	266
Members' Equity
Membership Contributions	13,360	23,663	131,192	24,877	23,723	35,400
Capital Contribution from Manager	86	286	6,661	61	79	104
Capital Contribution for shortfall at Offering close	567	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(111)	(361)	(6,661)	(133)	(152)	(358)
Members' Equity / (Deficit)	12,601	23,225	130,592	24,328	23,287	34,947
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 12,627	$ 23,310	$ 130,592	$ 24,400	$ 23,370	$ 35,214

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Assets
Current Assets
Cash and Cash Equivalents	$ 331	$ 300	$ 300	$ 300	$ 346	$ -
Pre-paid Insurance	12	12	12	12	47	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	362
Total Current Assets	343	312	312	312	393	362
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	5,169	6,561	17,387	40,248	166,771	110,038
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 5,512	$ 6,873	$ 17,699	$ 40,560	$ 167,164	$ 110,400
LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ -	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	29	32	72	-	-	377
Due to the Manager or its Affiliates	-	75	-	-	-	-
Total Liabilities	31	107	74	-	-	379
Members' Equity
Membership Contributions	5,738	7,179	18,164	40,781	167,025	110,900
Capital Contribution from Manager	92	85	115	122	1,200	12
Capital Contribution for shortfall at Offering close	-	-	-	-	246	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(111)	(181)	(177)	(110)	(1,153)	(392)
Members' Equity / (Deficit)	5,481	6,766	17,625	40,560	167,164	110,021
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 5,512	$ 6,873	$ 17,699	$ 40,560	$ 167,164	$ 110,400

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #BOBAPROTO	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 212,129
Pre-paid Insurance	4	735
Other Receivable	-	12,920
Due from the Manager or its Affiliates	332	1,943
Total Current Assets	336	227,727
Other Assets
Collection Assets - Deposit	-	-
Collection Assets - Owned	138,867	12,510,108
Other Assets	-	41,420
TOTAL ASSETS	$ 139,203	$ 12,779,255

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 12,729
Income Taxes Payable	-	60,971
Insurance Payable	356	9,292
Due to the Manager or its Affiliates	49	2,382,062
Total Liabilities	407	2,465,054
Members' Equity
Membership Contributions	139,817	10,273,816
Capital Contribution from Manager	19	1,171,157
Capital Contribution for shortfall at Offering close	-	80,098
Distribution to RSE Collection	(667)	-
Distribution to Series	-	-
Accumulated Surplus / (Deficit)	(373)	(1,210,870)
Members' Equity / (Deficit)	138,796	10,314,201
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 139,203	$ 12,779,255

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Assets
Current Assets
Cash and Cash Equivalents	$ 4,149	$ -	$ -	$ 2,214	$ 1,000	$ 1,271
Pre-paid Insurance	-	-	-	-	-	-
Total Current Assets	4,149	-	-	2,214	1,000	1,271

Collectible Asset - Owned	106,266	175,826	132,382	408,386	114,581	160,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,581	$ 161,271

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$300	$300	$300	$300	$340	$300
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	300	300	300	300	340	300
Members' Equity
Membership Contributions	111,236	163,883	133,508	422,131	116,742	161,521
Capital Contribution for Operating Expense	13,900	16,146	15,262	31,995	12,161	11,286
Capital Contribution for shortfall at Offering close	-	12,344	-	3,357	444	-
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,889)	(1,645)	(250)
Retained Earnings / (Accumulated Deficit)	(14,200)	(16,446)	(15,562)	(32,294)	(12,461)	(11,586)
Members' Equity	110,115	175,526	132,082	410,300	115,241	160,971
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,581	$ 161,271

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Assets
Current Assets
Cash and Cash Equivalents	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 1,985
Pre-paid Insurance	-	-	-	-	-
Total Current Assets	485	2,485	2,500	1,485	1,985

Collectible Assets - Owned	14,786	332,806	122,544	488,586	101,786
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 300	$ 300	$ 300	$ -	$ 300
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	300	300	300	-	300
Members' Equity
Membership Contributions	15,446	335,691	125,757	487,801	104,452
Capital Contribution for Operating Expense	10,852	13,801	11,255	6,953	10,210
Capital Contribution for shortfall at Offering close	-	-	-	7,373	-
Distribution to RSE Collection	(175)	(400)	(713)	(5,103)	(681)
Retained Earnings / (Accumulated Deficit)	(11,152)	(14,101)	(11,555)	(6,953)	(10,510)
Members' Equity	14,971	334,991	124,744	490,071	103,471
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,985	$ 984	$ 1,853	$ 1,984	$ 4,989
Pre-paid Insurance	-	-	-	-	-
Total Current Assets	1,985	984	1,853	1,984	4,989

Collectible Asset - Owned	64,271	35,437	158,042	52,787	115,562
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 66,256	$ 36,421	$ 159,895	$ 54,771	$ 120,551

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 300	$ 300	$ 300	$ 300	$ 300
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	140	-	-
Total Liabilities	300	300	440	300	300
Members' Equity
Membership Contributions	66,699	36,621	160,430	54,771	120,551
Capital Contribution for Operating Expense	10,254	10,011	10,677	10,131	10,266
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	(443)	(200)	-	-	-
Retained Earnings / (Accumulated Deficit)	(10,554)	(10,311)	(11,652)	(10,431)	(10,566)
Members' Equity	65,956	36,121	159,455	54,471	120,251
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 66,256	$ 36,421	$ 159,895	$ 54,771	$ 120,551

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Assets
Current Assets
Cash and Cash Equivalents	$ 9,800	$ 2,000	$ 3,504	$ 3,000	$ 2,000	$ 1,999
Pre-paid Insurance	-	-	-	-	-	-
Total Current Assets	9,800	2,000	3,504	3,000	2,000	1,999

Collectible Asset - Owned	-	79,786	612,439	186,301	136,465	120,286
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 9,800	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285
LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 300	$ 300	$ 300	$ 300	$ 300
Income Taxes Payable	9,635	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	165	-	-	-	-	-
Total Liabilities	9,800	300	300	300	300	300
Members' Equity
Membership Contributions	-	82,286	616,716	189,601	138,765	122,586
Capital Contribution for Operating Expense	-	9,414	13,147	10,931	9,868	9,649
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(500)	(774)	(300)	(300)	(300)
Retained Earnings / (Accumulated Deficit)	-	(9,714)	(13,446)	(11,231)	(10,168)	(9,950)
Members' Equity	-	81,486	615,643	189,001	138,165	121,985
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 9,800	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,999	$ 2,649	$ 3,700	$ 3,050	$ 1,799	$ 2,898
Pre-paid Insurance	-	-	-	-	-	-
Total Current Assets	1,999	2,649	3,700	3,050	1,799	2,898

Collectible Asset - Owned	182,802	75,903	170,286	131,136	23,187	235,388
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 184,801	$ 78,552	$ 173,986	$ 134,186	$ 24,986	$ 238,286

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 300	$ 300	$ 300	$ 300	$ 300	$ 300
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	300	300	300	300	300	300
Members' Equity
Membership Contributions	185,301	79,052	173,986	134,186	24,986	238,636
Capital Contribution for Operating Expense	9,859	10,161	9,546	7,573	6,707	9,445
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(500)	(500)	-	-	-	(350)
Retained Earnings / (Accumulated Deficit)	(10,159)	(10,461)	(9,846)	(7,873)	(7,007)	(9,745)
Members' Equity	184,501	78,252	173,686	133,886	24,686	237,986
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 184,801	$ 78,552	$ 173,986	$ 134,186	$ 24,986	$ 238,286

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,300	$ 4,148	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Pre-paid Insurance	-	-	-	-	-	-
Total Current Assets	2,300	4,148	4,550	3,064	2,962	4,197

Collectible Asset - Owned	75,997	63,071	572,236	129,227	138,482	325,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787
LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 300	$ 300	$ 300	$ 300	$ 300	$ 300
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	300	300	300	300	300	300
Members' Equity
Membership Contributions	79,297	65,005	577,286	133,279	141,794	330,287
Capital Contribution for Operating Expense	8,540	7,123	10,993	7,627	6,915	8,354
Capital Contribution for shortfall at Offering close	-	2,214	-	-	-	-
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)	(500)
Retained Earnings / (Accumulated Deficit)	(8,840)	(7,423)	(11,293)	(7,927)	(7,215)	(8,654)
Members' Equity	77,997	66,919	576,486	131,991	141,144	329,487
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$ 2,412	$ 1,714	$ 3,662	$ 3,288	$ 5,489	$ -	$ 119,066
Pre-paid Insurance	-	-	-	-	-	-	-
Total Current Assets	2,412	1,714	3,662	3,288	5,489	-	119,066

Collectible Asset - Owned	46,188	175,136	47,388	119,562	277,811	-	7,804,039
Other Assets	-	-	-	-	-	-	958
TOTAL ASSETS	$ 48,600	$ 176,850	$ 51,050	$ 122,850	$ 283,300	$ -	$ 7,924,063

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 300	$ 300	$ 300	$ 300	$ 300	$ -	$ 12,360
Income Taxes Payable	-	-	-	-	-	-	9,635
Insurance Payable	-	-	-	-	-	-	225
Due to the Manager or its Affiliates	-	-	-	-	-	-	1,230,157
Total Liabilities	300	300	300	300	300	-	1,252,377
Members' Equity
Membership Contributions	48,600	176,850	47,020	123,550	283,775	-	6,683,292
Capital Contribution for Operating Expense	6,386	8,090	6,234	6,455	8,239	-	660,083
Capital Contribution for shortfall at Offering close	-	400	4,030	-	-	-	44,272
Distribution to RSE Collection	-	(400)	-	(700)	(475)	-	-
Retained Earnings / (Accumulated Deficit)	(6,686)	(8,390)	(6,534)	(6,755)	(8,539)	-	(715,961)
Members' Equity	48,300	176,550	50,750	122,550	283,000	-	6,671,686
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 48,600	$ 176,850	$ 51,050	$ 122,850	$ 283,300	$ -	$ 7,924,063

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,200)	$ (1,800)	$ (1,138)
Transportation	-	-	-	(9,300)	-	-
Insurance	(138)	(233)	(172)	(547)	(152)	(107)
Maintenance	(25)	(1,232)	(25)	(868)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(159)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	85,000
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,233)	(3,534)	(2,266)	(12,184)	(2,247)	83,572
Provision for Income Taxes	-	-	-	-	-	(15,185)
Net Income / (Loss)	$ (2,233)	$ (3,534)	$ (2,266)	$ (12,184)	$ (2,247)	$ 68,387

Basic and Diluted (Loss) per Membership Interest	$ (1.12)	$ (1.77)	$ (1.13)	$ (6.09)	$ (1.12)	$ 34.19
Weighted Average Membership Interests	2,000	2,000	2,000	2,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,500)	$ (1,800)
Transportation	-	(1,900)	-	(4,275)	-
Insurance	(20)	(446)	(162)	(621)	(135)
Maintenance	(25)	(1,232)	(25)	(1,232)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,114)	(5,647)	(2,257)	(7,897)	(2,230)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (2,114)	$ (5,647)	$ (2,257)	$ (7,897)	$ (2,230)

Basic and Diluted (Loss) per Membership Interest	$ (1.06)	$ (1.13)	$ (1.13)	$ (1.58)	$ (1.11)
Weighted Average Membership Interests	2,000	5,000	2,000	5,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-
Insurance	(84)	(46)	(197)	(71)	(155)
Maintenance	(25)	(25)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,179)	(2,141)	(2,292)	(2,166)	(2,250)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (2,179)	$ (2,141)	$ (2,292)	$ (2,166)	$ (2,250)

Basic and Diluted (Loss) per Membership Interest	$ (1.09)	$ (1.07)	$ (0.76)	$ (1.08)	$ (1.12)
Weighted Average Membership Interests	2,000	2,000	3,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-	-
Insurance	-	(106)	(824)	(250)	(182)	(162)
Maintenance	-	(25)	(1,205)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	-	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	(2,201)	(4,098)	(2,344)	(2,277)	(2,257)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ -	$ (2,201)	$ (4,098)	$ (2,344)	$ (2,277)	$ (2,257)

Basic and Diluted (Loss) per Membership Interest	$ -	$ (1.10)	$ (0.82)	$ (0.78)	$ (0.76)	$ (1.13)
Weighted Average Membership Interests	-	2,000	5,000	3,000	3,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (900)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-	-
Insurance	(242)	(101)	(230)	(87)	(30)	(317)
Maintenance	(25)	(25)	(25)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(112)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	17,500	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,336)	(2,196)	(2,324)	16,375	(2,124)	(2,412)
Provision for Income Taxes	-	-	-	(1,873)	-	-
Net Income / (Loss)	$ (2,336)	$ (2,196)	$ (2,324)	$ 14,503	$ (2,124)	$ (2,412)

Basic and Diluted (Loss) per Membership Interest	$ (0.78)	$ (0.73)	$ (1.16)	$ 7.25	$ (0.42)	$ (0.80)
Weighted Average Membership Interests	3,000	3,000	2,000	2,000	5,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,200)
Transportation	-	-	(8,200)	-	-	(9,300)
Insurance	(101)	(84)	(770)	(171)	(183)	(439)
Maintenance	(25)	(175)	(958)	(25)	(25)	(868)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,196)	(2,328)	(11,997)	(2,266)	(2,278)	(12,076)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,196)	$ (2,328)	$ (11,997)	$ (2,266)	$ (2,278)	$ (12,076)

Basic and Diluted (Loss) per Membership Interest	$ (1.10)	$ (1.06)	$ (2.40)	$ (2.27)	$ (1.14)	$ (2.42)
Weighted Average Membership Interests	2,000	2,200	5,000	1,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,069)	$ (1,800)	$ (1,200)	$ (1,500)	$ -
Transportation	-	(2,300)	-	-	(850)	-
Insurance	(61)	(115)	(62)	(79)	(371)	-
Maintenance	(25)	(785)	(25)	(25)	(2,058)	-
Bookkeeping and Accounting Fees	(270)	(96)	(270)	(187)	(270)	-
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	154,864	-	60,438	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,155)	150,498	(2,156)	58,946	(5,049)	-
Provision for Income Taxes	-	(30,605)	-	(11,004)	-	-
Net Income / (Loss)	$ (2,155)	$ 119,893	$ (2,156)	$ 47,942	$ (5,049)	$ -

Basic and Diluted (Loss) per Membership Interest	$ (1.08)	$ 29.97	$ (0.43)	$ 28.20	$ (2.52)	$ -
Weighted Average Membership Interests	2,000	4,000	5,000	1,700	2,000	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (11)	$ (11)	$ (11)	$ (27)	$ (11)
Transportation	-	-	-	-	(216)	-
Insurance	-	(189)	(118)	(142)	(242)	(224)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(262)	(262)	(262)	(262)	(262)	(262)
Marketing Expense	-	-	-	-	-	(720)
Banking Fees	-	-	-	-	-	-
Transaction Fee	(6)	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(3,915)	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (268)	$ (462)	$ (391)	$ (414)	$ (4,661)	$ (1,217)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ (0.18)	$ (0.04)	$ (0.11)	$ (2.33)	$ (0.61)
Weighted Average Membership Interests	2,000	2,500	10,000	3,700	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Expenses, gains, losses, interest and other investing income
Storage	$ (38)	$ (11)	$ (11)	$ (11)	$ (1,650)	$ (26)
Transportation	-	-	-	-	(1,900)	(216)
Insurance	(162)	(218)	(509)	(1,322)	(353)	(235)
Maintenance	-	-	-	-	(1,232)	-
Bookkeeping and Accounting Fees	(258)	(258)	(258)	(255)	(237)	(217)
Marketing Expense	-	-	(47)	(47)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (459)	$ (488)	$ (826)	$ (1,635)	$ (5,372)	$ (693)

Basic and Diluted (Loss) per Membership Interest	$ (0.15)	$ (0.05)	$ (0.03)	$ (0.11)	$ (1.34)	$ (0.09)
Weighted Average Membership Interests	3,000	10,000	33,000	14,875	4,000	7,600

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (38)	$ (1,500)	$ -	$ -	$ -
Transportation	-	-	-	-	-	-
Insurance	-	(482)	(118)	-	-	-
Maintenance	-	-	(175)	-	-	-
Bookkeeping and Accounting Fees	(217)	(201)	(201)	(200)	(201)	(195)
Marketing Expense	-	(400)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(44)	-	(46)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	(2,258)	-	(2,461)
Investment Income/(Loss)	-	-	-	5,170	-	2,936
Income / (Loss) Before Income Taxes	(217)	(1,122)	(1,994)	2,668	(201)	234
Provision for Income Taxes	-	-	-	(970)	-	(85)
Net Income / (Loss)	$ (217)	$ (1,122)	$ (1,994)	$ 1,698	$ (201)	$ 149

Basic and Diluted (Loss) per Membership Interest	$ (0.01)	$ (0.09)	$ (0.18)	$ 0.03	$ (0.05)	$ 0.02
Weighted Average Membership Interests	20,000	12,000	10,800	62,000	4,000	7,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Expenses, gains, losses, interest and other investing income
Storage	$ (9)	$ (9)	$ -	$ -	$ (25)	$ -
Transportation	-	-	-	-	(216)	-
Insurance	(242)	(81)	-	-	(475)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(188)	(188)	(188)	(178)	(178)	(168)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	(7)	-	-	(1)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(3,500)	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(439)	(278)	(195)	(178)	(4,394)	(169)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (439)	$ (278)	$ (195)	$ (178)	$ (4,394)	$ (169)

Basic and Diluted (Loss) per Membership Interest	$ (0.22)	$ (0.05)	$ (0.03)	$ (0.02)	$ (0.21)	$ (0.02)
Weighted Average Membership Interests	2,000	6,000	6,000	9,400	21,000	10,400

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ -	$ (9)	$ (25)	$ (9)	$ (9)
Transportation	-	-	-	(216)	-	-
Insurance	-	-	(284)	(601)	(147)	(147)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(168)	(168)	(160)	(160)	(160)	(160)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(3,612)	-	-	-	-	-
Investment Income/(Loss)	4,399	-	-	-	-	-
Income / (Loss) Before Income Taxes	619	(168)	(453)	(1,002)	(316)	(316)
Provision for Income Taxes	(225)	-	-	-	-	-
Net Income / (Loss)	$ 394	$ (168)	$ (453)	$ (1,002)	$ (316)	$ (316)

Basic and Diluted (Loss) per Membership Interest	$ 0.06	$ (0.02)	$ (0.04)	$ (0.33)	$ (0.11)	$ (0.06)
Weighted Average Membership Interests	6,400	8,000	10,500	3,000	3,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Expenses, gains, losses, interest and other investing income
Storage	$ (47)	$ (9)	$ (9)	$ (18)	$ (9)	$ (9)
Transportation	-	-	-	-	-	-
Insurance	(57)	(103)	(225)	(385)	(353)	(178)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(160)	(160)	(153)	(153)	(153)	(153)
Marketing Expense	-	-	-	-	(667)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(264)	(272)	(387)	(556)	(1,181)	(340)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (264)	$ (272)	$ (387)	$ (556)	$ (1,181)	$ (340)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.07)	$ (0.04)	$ (0.05)	$ (0.45)	$ (0.07)
Weighted Average Membership Interests	4,000	4,000	11,000	12,000	2,600	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Expenses, gains, losses, interest and other investing income
Storage	$ (9)	$ -	$ (8)	$ -	$ -	$ (8)
Transportation	-	-	-	-	-	-
Insurance	(256)	-	(61)	-	-	(73)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(153)	(151)	(139)	(136)	(136)	(136)
Marketing Expense	-	-	(480)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	(2,048)	-	-	-	-
Investment Income/(Loss)	-	5,016	-	-	-	-
Income / (Loss) Before Income Taxes	(417)	2,817	(688)	(136)	(136)	(217)
Provision for Income Taxes	-	(1,024)	-	-	-	-
Net Income / (Loss)	$ (417)	$ 1,793	$ (688)	$ (136)	$ (136)	$ (217)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)	$ 0.07	$ (0.06)	$ (0.02)	$ (0.03)	$ (0.01)
Weighted Average Membership Interests	17,500	27,500	12,000	6,720	4,500	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Expenses, gains, losses, interest and other investing income
Storage	$ (37)	$ (8)	$ (8)	$ (37)	$ -	$ (8)
Transportation	(8)	-	-	-	-	-
Insurance	(230)	(103)	(257)	(145)	-	(109)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(136)	(136)	(136)	(135)	(127)	(127)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(411)	(247)	(401)	(316)	(127)	(245)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (411)	$ (247)	$ (401)	$ (316)	$ (127)	$ (245)

Basic and Diluted (Loss) per Membership Interest	$ (0.33)	$ (0.03)	$ (0.03)	$ (0.02)	$ (0.01)	$ (0.05)
Weighted Average Membership Interests	1,250	8,000	15,000	13,600	17,000	4,500

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Expenses, gains, losses, interest and other investing income
Storage	$ (50)	$ (133)	$ -	$ (6)	$ (124)	$ -
Transportation	(13)	-	(53)	-	(13)	-
Insurance	(157)	(254)	-	(421)	(49)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(108)	(103)	(103)	(103)	(103)	(91)
Marketing Expense	-	(75)	(545)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	(3)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(329)	(565)	(701)	(531)	(289)	(94)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (329)	$ (565)	$ (701)	$ (531)	$ (289)	$ (94)

Basic and Diluted (Loss) per Membership Interest	$ (0.04)	$ (0.26)	$ (0.04)	$ (0.14)	$ (0.03)	$ (0.05)
Weighted Average Membership Interests	8,000	2,150	19,000	3,750	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Expenses, gains, losses, interest and other investing income
Storage	$ (6)	$ (6)	$ (169)	$ -	$ (6)	$ (49)
Transportation	-	-	-	(13)	-	(13)
Insurance	(59)	(50)	(44)	(60)	(35)	(75)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(91)	(91)	(91)	(86)	(86)	(86)
Marketing Expense	(400)	(400)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(556)	(547)	(304)	(159)	(128)	(223)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (556)	$ (547)	$ (304)	$ (159)	$ (128)	$ (223)

Basic and Diluted (Loss) per Membership Interest	$ (0.37)	$ (0.08)	$ (0.06)	$ (0.03)	$ (0.03)	$ (0.11)
Weighted Average Membership Interests	1,500	6,500	5,000	5,000	4,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (177)	$ (600)	$ (57)	$ (4)	$ (4)
Transportation	-	-	(2,900)	-	-	-
Insurance	(25)	(98)	(85)	(16)	(88)	(295)
Maintenance	-	-	(3,016)	-	-	-
Bookkeeping and Accounting Fees	(86)	(86)	(60)	(60)	(60)	(60)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(111)	(361)	(6,661)	(133)	(152)	(358)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (111)	$ (361)	$ (6,661)	$ (133)	$ (152)	$ (358)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)	$ (0.04)	$ (1.02)	$ (0.05)	$ (0.03)	$ (0.22)
Weighted Average Membership Interests	5,000	10,000	6,500	2,600	5,000	1,625

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Expenses, gains, losses, interest and other investing income
Storage	$ (4)	$ -	$ (60)	$ -	$ (86)	$ (2)
Transportation	-	-	-	-	-	-
Insurance	(48)	(46)	(77)	(70)	(1,026)	(377)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(60)	(60)	(40)	(40)	(40)	(12)
Marketing Expense	-	(75)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(111)	(181)	(177)	(110)	(1,153)	(392)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (111)	$ (181)	$ (177)	$ (110)	$ (1,153)	$ (392)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.04)	$ (0.02)	$ (0.01)	$ (0.09)	$ (0.03)
Weighted Average Membership Interests	1,700	4,750	10,000	17,000	12,500	15,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2022

	Series #BOBAPROTO	Consolidated
Expenses, gains, losses, interest and other investing income
Storage	$ (2)	$ (95,026)
Transportation	-	(47,550)
Insurance	(358)	(31,132)
Maintenance	-	(27,044)
Bookkeeping and Accounting Fees	(12)	(20,722)
Marketing Expense	-	(25,192)
Banking Fees	-	(423)
Transaction Fee	-	(324)
Gain on Sale	-	317,801
Loss on Sale	-	(28,918)
Loss on Sale of Digital Assets	-	(239)
Loss on Impairment	-	(226,780)
Investment Income/(Loss)	-	21,400
Income / (Loss) Before Income Taxes	(373)	(164,148)
Provision for Income Taxes	-	(60,971)
Net Income / (Loss)	$ (373)	$ (225,119)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)
Weighted Average Membership Interests	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)
Transportation	-	-	-	(7,000)	-	-
Insurance	(139)	(233)	(172)	(9,107)	(152)	(216)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(3,035)	(3,129)	(3,068)	(19,003)	(3,048)	(3,112)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(3,035)	$(3,129)	$(3,068)	$(19,003)	$(3,048)	$(3,112)

Basic and Diluted (Loss) per Membership Interest	$(1.52)	$(1.56)	$(1.53)	$(9.50)	$(1.52)	$(1.56)
Weighted Average Membership Interests	2000	2000	2000	2000	2000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$-	$(2,103)
Transportation	-	-	-	-	-
Insurance	(20)	(446)	(162)	(621)	(135)
Maintenance	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,916)	(3,342)	(3,058)	(1,414)	(3,031)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(2,916)	$(3,342)	$(3,058)	$(1,414)	$(3,031)

Basic and Diluted (Loss) per Membership Interest	$(1.46)	$(0.67)	$(1.53)	$(0.28)	$(1.52)
Weighted Average Membership Interests	2000	5000	2000	5000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)
Transportation	-	-	-	-	-
Insurance	(84)	(46)	(198)	(71)	(156)
Maintenance	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,980)	(2,942)	(3,094)	(2,967)	(3,052)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(2,980)	$(2,942)	$(3,094)	$(2,967)	$(3,052)

Basic and Diluted (Loss) per Membership Interest	$(1.49)	$(1.47)	$(1.03)	$(1.48)	$(1.53)
Weighted Average Membership Interests	2000	2000	3000	2000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Expenses, gains and losses
Storage	$(1,090)	$(2,103)	$(1,953)	$(2,103)	$(2,103)	$(2,103)
Transportation	-	-	(1,400)	-	-	-
Insurance	(197)	(106)	(824)	(250)	(183)	(162)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(527)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	55,714	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	53,900	(3,002)	(4,970)	(3,146)	(3,079)	(3,058)
Provision for Income Taxes	(9,635)	-	-	-	-	-
Net Income / (Loss)	$44,265	$(3,002)	$(4,970)	$(3,146)	$(3,079)	$(3,058)

Basic and Diluted (Loss) per Membership Interest	$8.85	$(1.50)	$(0.99)	$(1.05)	$(1.03)	$(1.53)
Weighted Average Membership Interests	5000	2000	5000	3000	3000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)
Transportation	-	(900)	-	-	-	-
Insurance	(242)	(102)	(230)	(176)	(30)	(318)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(3,138)	(3,898)	(3,126)	(3,072)	(2,926)	(3,214)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(3,138)	$(3,898)	$(3,126)	$(3,072)	$(2,926)	$(3,214)

Basic and Diluted (Loss) per Membership Interest	$(1.05)	$(1.30)	$(1.56)	$(1.54)	$(0.59)	$(1.07)
Weighted Average Membership Interests	3000	3000	2000	2000	5000	3000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(2,103)
Transportation	-	-	(900)	-	-	-
Insurance	(102)	(84)	(770)	(171)	(183)	(439)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,998)	(2,980)	(4,566)	(3,067)	(3,079)	(3,335)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,998)	$(2,980)	$(4,566)	$(3,067)	$(3,079)	$(3,335)

Basic and Diluted (Loss) per Membership Interest	$(1.50)	$(1.35)	$(0.91)	$(3.07)	$(1.54)	$(0.67)
Weighted Average Membership Interests	2000	2200	5000	1000	2000	5000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2021

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1	Consolidated
Expenses, gains and losses
Storage	$(2,103)	$(2,103)	$(2,103)	$(2,103)	$(1,953)	$-	$(83,574)
Transportation	-	-	-	-	(500)	-	(11,220)
Insurance	(61)	(233)	(62)	(160)	(372)	-	(22,056)
Maintenance	-	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	-	(31,472)
Marketing Expense	-	-	-	-	-	-	(2,889)
Banking Fees	-	-	-	-	-	-	(180)
Gain on Sale	-	-	-	-	-	-	55,714
Loss on Impairment	-	-	-	-	-	-	(11,529)
Income / (Loss) Before Income Taxes	(2,957)	(3,129)	(2,958)	(3,056)	(3,618)	-	(107,206)
Provision for Income Taxes	-	-	-	-	-	-	(9,635)
Net Income / (Loss)	$(2,957)	$(3,129)	$(2,958)	$(3,056)	$(3,618)	$-	$(116,841)

Basic and Diluted (Loss) per Membership Interest	$(1.48)	$(0.78)	$(0.59)	$(1.80)	$(1.81)	$-
Weighted Average Membership Interests	2000	4000	5000	1700	2000	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Balance January 1, 2021	$ 110,400	$ 175,800	$ 132,363	$ 410,540	$ 115,524	$ 161,247
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,750	2,855	2,787	18,763	2,765	2,836
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(3,035)	(3,129)	(3,068)	(19,003)	(3,048)	(3,112)
Balance December 31, 2021	110,115	175,526	132,082	410,300	115,241	160,971
Distribution	-	-	-	-	-	(231,086)
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,533	3,834	2,566	12,484	2,547	1,728
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,233)	(3,534)	(2,266)	(12,184)	(2,247)	68,387
Balance December 31, 2022	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,541	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Balance January 1, 2021	$ 15,269	$ 335,242	$ 125,026	$ 490,003	$ 103,756
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,618	3,091	2,776	1,482	2,746
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,916)	(3,342)	(3,058)	(1,414)	(3,031)
Balance December 31, 2021	14,971	334,991	124,744	490,071	103,471
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,414	5,947	2,557	7,897	2,530
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,114)	(5,647)	(2,257)	(7,897)	(2,230)
Balance December 31, 2022	$ 15,271	$ 335,291	$ 125,044	$490,071	$ 103,771

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Balance January 1, 2021	$ 66,247	$ 36,416	$ 159,734	$ 54,763	$ 120,534
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,689	2,647	2,815	2,675	2,769
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,980)	(2,942)	(3,094)	(2,967)	(3,052)
Balance December 31, 2021	65,956	36,121	159,455	54,471	120,251
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,479	2,441	2,592	2,466	2,550
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,179)	(2,141)	(2,292)	(2,166)	(2,250)
Balance December 31, 2022	$ 66,256	$ 36,421	$ 159,755	$ 54,771	$ 120,551

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Balance January 1, 2021	$ 311,740	$ 81,774	$ 615,853	$ 189,274	$ 138,445	$ 122,267
Distribution	(357,700)	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,695	2,714	4,760	2,873	2,799	2,776
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	44,265	(3,002)	(4,970)	(3,146)	(3,079)	(3,058)
Balance December 31, 2021	-	81,486	615,643	189,001	138,165	121,985
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	2,501	4,398	2,644	2,577	2,557
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	(2,201)	(4,098)	(2,344)	(2,277)	(2,257)
Balance December 31, 2022	$ -	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Balance January 1, 2021	$ 184,775	$ 78,541	$ 173,961	$ 134,167	$ 24,983	$ 238,251
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,864	3,609	2,851	2,791	2,629	2,949
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(3,138)	(3,898)	(3,126)	(3,072)	(2,926)	(3,214)
Balance December 31, 2021	184,501	78,252	173,686	133,886	24,686	237,986
Distribution	-	-	-	(147,500)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,636	2,496	2,624	288	2,424	2,712
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,336)	(2,196)	(2,324)	14,503	(2,124)	(2,412)
Balance December 31, 2022	$ 184,801	$ 78,552	$ 173,986	$ 1,177	$ 24,986	$ 238,286

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Balance January 1, 2021	$ 78,286	$ 67,209	$ 576,702	$ 132,272	$ 141,424	$ 329,739
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,709	2,690	4,350	2,786	2,799	3,083
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,998)	(2,980)	(4,566)	(3,067)	(3,079)	(3,335)
Balance December 31, 2021	77,997	66,919	576,486	131,991	141,144	329,487
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,496	2,628	12,297	2,566	2,578	12,376
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,196)	(2,328)	(11,997)	(2,266)	(2,278)	(12,076)
Balance December 31, 2022	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1
Balance January 1, 2021	$ 48,593	$ 176,825	$ 51,043	$ 122,833	$ 283,259	$ 5,268
Distribution	-	-	-	-	-	(5,268)
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,664	2,854	2,665	2,773	3,359	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,957)	(3,129)	(2,958)	(3,056)	(3,618)	-
Balance December 31, 2021	48,300	176,550	50,750	122,550	283,000	-
Distribution	-	(301,108)	-	(172,283)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,455	4,665	2,456	1,792	4,499	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,155)	119,893	(2,156)	47,942	(5,049)	-
Balance December 31, 2022	$ 48,600	$ -	$ 51,050	$ -	$ 282,450	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	141,061	10,832	20,792	36,738	16,356	15,600
Capital Contribution	1,220	471	401	424	756	371
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(231)	(292)	(292)	(239)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Balance December 31, 2022	$ 142,013	$ 10,610	$ 20,510	$ 36,456	$ 12,212	$ 14,754

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	8,138	14,158	43,580	144,848	289,764	20,181
Capital Contribution	469	497	788	1,598	5,372	703
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(280)	(281)	-	(281)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Balance December 31, 2022	$ 7,910	$ 13,875	$ 43,262	$ 144,530	$ 289,764	$ 19,910

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	34,546	75,280	114,038	49,067	290,600	26,027
Capital Contribution	1,382	719	1,994	2,631	204	1,492
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(311)	(550)	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(217)	(1,122)	(1,994)	1,698	(201)	149
Balance December 31, 2022	$ 35,711	$ 74,566	$ 113,488	$ 53,396	$ 290,603	$ 27,668

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	(4,119)	-	-
Membership Contributions	24,500	11,792	28,860	29,200	42,692	101,987
Capital Contribution	449	282	1,497	5,731	904	2,794
Capital Contribution for shortfall at Offering close	-	-	-	143	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(439)	(278)	(195)	(178)	(4,394)	(169)
Balance December 31, 2022	$ 24,229	$ 11,504	$ 30,162	$ 30,777	$ 38,910	$ 104,612

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	50,269	30,952	42,600	99,600	18,000	18,000
Capital Contribution	1,390	168	230	461	230	230
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(198)	(199)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(964)	(168)	(453)	(1,002)	(316)	(316)
Balance December 31, 2022	$ 50,695	$ 30,952	$ 42,178	$ 98,861	$ 17,715	$ 17,715

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	8,300	14,574	30,002	49,637	54,600	23,400
Capital Contribution	268	179	228	566	222	222
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(264)	(272)	(387)	(556)	(1,181)	(340)
Balance December 31, 2022	$ 8,105	$ 14,057	$ 29,645	$ 49,523	$ 53,443	$ 23,084

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	(9,800)	-	-	-	-
Membership Contributions	32,824	84,902	250,545	58,900	32,764	19,531
Capital Contribution	1,448	11,452	201	136	3,028	227
Capital Contribution for shortfall at Offering close	-	-	-	14,788	6,841	-
Distribution to RSE Collection	(424)	-	-	-	-	(232)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(417)	1,793	(688)	(136)	(136)	(217)
Balance December 31, 2022	$ 33,431	$ 87,347	$ 250,059	$ 73,688	$ 42,496	$ 19,308

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	203,390	10,851	42,600	70,909	66,810	163,666
Capital Contribution	421	205	198	220	3,109	139
Capital Contribution for shortfall at Offering close	-	-	-	-	8,896	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(411)	(247)	(401)	(316)	(127)	(245)
Balance December 31, 2022	$ 203,161	$ 10,610	$ 42,199	$ 70,304	$ 78,687	$ 162,814

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	20,909	58,505	20,785	85,600	6,718	39,100
Capital Contribution	171	261	1,758	155	226	3,726
Capital Contribution for shortfall at Offering close	-	-	4,346	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(329)	(565)	(701)	(531)	(289)	(94)
Balance December 31, 2022	$ 20,242	$ 57,724	$ 26,188	$ 85,026	$ 6,337	$ 42,732

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	8,344	6,638	62,941	17,131	13,999	35,880
Capital Contribution	125	125	258	171	126	151
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(556)	(547)	(304)	(159)	(128)	(223)
Balance December 31, 2022	$ 7,675	$ 5,978	$ 62,894	$ 16,910	$ 13,399	$ 35,328

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	13,360	23,663	131,192	24,877	23,723	35,400
Capital Contribution	86	286	6,661	61	79	104
Capital Contribution for shortfall at Offering close	567	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(111)	(361)	(6,661)	(133)	(152)	(358)
Balance December 31, 2022	$ 12,601	$ 23,225	$ 130,592	$ 24,328	$ 23,287	$ 34,947

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	-	-	-	-	-	-
Balance December 31, 2021	-	-	-	-	-	-
Distribution	-	-	-	-	-	-
Membership Contributions	5,738	7,179	18,164	40,781	167,025	110,900
Capital Contribution	92	85	115	122	1,200	12
Capital Contribution for shortfall at Offering close	-	-	-	-	246	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(111)	(181)	(177)	(110)	(1,153)	(392)
Balance December 31, 2022	$ 5,481	$ 6,766	$ 17,625	$ 40,560	$ 167,164	$ 110,021

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Member’s Equity / (Deficit)

Years Ended December 31, 2022 and 2021

	Series #BOBAPROTO	Consolidated
Balance January 1, 2021	$ -	$ 6,999,720
Distribution	-	(362,968)
Membership Contributions	-	-
Capital Contribution	-	151,775
Capital Contribution for shortfall at Offering close	-	-
Distribution to RSE Collection	-	-
Distribution to Series	-	-
Net Income/(Loss)	-	(116,841)
Balance December 31, 2021	-	6,671,686
Distribution	-	(865,897)
Membership Contributions	139,817	4,186,631
Capital Contribution	19	511,074
Capital Contribution for shortfall at Offering close	-	35,826
Distribution to RSE Collection	(667)	-
Distribution to Series	-	-
Net Income/(Loss)	(373)	(225,119)
Balance December 31, 2022	$ 138,796	$ 10,314,201

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,233)	$ (3,534)	$ (2,266)	$ (12,184)	$ (2,247)	$ 68,387
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,533	3,834	2,566	12,484	2,547	1,728
(Gain) / Loss on sale of Asset	-	-	-	-	-	(85,000)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(340)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	15,185
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	(40)	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	245,000
Cash provided by / (used in) investing activities	-	-	-	-	-	245,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	(231,086)
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	(231,086)

Net change in cash and cash equivalent	-	-	-	-	(40)	13,914
Cash and cash equivalent beginning of year	4,149	-	-	2,214	1,000	1,271
Cash and cash equivalent end of year	$ 4,149	$ -	$ -	$ 2,214	$ 960	$ 15,185
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,114)	$ (5,647)	$ (2,257)	$ (7,897)	$ (2,230)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,414	5,947	2,557	7,897	2,530
(Gain) / Loss on sale of Asset	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-
Other Receivable	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	-	(300)
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-
Cash and cash equivalent beginning of year	485	2,485	2,500	1,485	1,985
Cash and cash equivalent end of year	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 1,985
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,179)	$ (2,141)	$ (2,292)	$ (2,166)	$ (2,250)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,479	2,441	2,592	2,466	2,550
(Gain) / Loss on sale of Asset	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-
Other Receivable	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	(140)	-	-
Net cash (used in) / provided by operating activities	-	-	(140)	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-

Net change in cash and cash equivalent	-	-	(140)	-	-
Cash and cash equivalent beginning of year	1,985	984	1,853	1,984	4,989
Cash and cash equivalent end of year	$ 1,985	$ 984	$ 1,714	$ 1,984	$ 4,989
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ (2,201)	$ (4,098)	$ (2,344)	$ (2,277)	$ (2,257)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	2,501	4,398	2,644	2,577	2,557
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	-	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	(9,635)	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(165)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(9,800)	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	(9,800)	-	-	-	-	-
Cash and cash equivalent beginning of year	9,800	2,000	3,504	3,000	2,000	1,999
Cash and cash equivalent end of year	$ -	$ 2,000	$ 3,504	$ 3,000	$ 2,000	$ 1,999
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,336)	$ (2,196)	$ (2,324)	$ 14,503	$ (2,124)	$ (2,412)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,636	2,496	2,624	288	2,424	2,712
(Gain) / Loss on sale of Asset	-	-	-	(17,500)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	1,873	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	1,136	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	147,500	-	-
Cash provided by / (used in) investing activities	-	-	-	147,500	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	(147,500)	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(147,500)	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,999	2,649	3,700	3,050	1,799	2,898
Cash and cash equivalent end of year	$ 1,999	$ 2,649	$ 3,700	$ 3,050	$ 1,799	$ 2,898
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,196)	$ (2,328)	$ (11,997)	$ (2,266)	$ (2,278)	$ (12,076)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,496	2,628	12,297	2,566	2,578	12,376
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	2,300	4,148	4,550	3,064	2,962	4,197
Cash and cash equivalent end of year	$ 2,300	$ 4,148	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,155)	$ 119,893	$ (2,156)	$ 47,942	$ (5,049)	$ -
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,455	4,665	2,456	1,792	4,499	-
(Gain) / Loss on sale of Asset	-	(154,864)	-	(60,438)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	550	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	30,605	-	11,004	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	330,000	-	180,000	-	-
Cash provided by / (used in) investing activities	-	330,000	-	180,000	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	(301,108)	-	(172,283)	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(301,108)	-	(172,283)	-	-

Net change in cash and cash equivalent	-	28,892	-	7,717	-	-
Cash and cash equivalent beginning of year	2,412	1,714	3,662	3,288	5,489	-
Cash and cash equivalent end of year	$ 2,412	$ 30,605	$ 3,662	$ 11,004	$ 5,489	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (268)	$ (462)	$ (391)	$ (414)	$ (4,661)	$ (1,217)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,220	471	401	424	756	371
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	3,915	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	(12)	(11)	(12)
Accounts Payable	-	2	2	2	2	2
Insurance Payable	-	-	-	-	-	135
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	363
Net cash (used in) / provided by operating activities	952	-	-	-	1	(357)
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(140,561)	(10,200)	(20,100)	(36,146)	(15,818)	(15,000)
Investment in Digital Assets	(952)	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(141,513)	(10,200)	(20,100)	(36,146)	(15,818)	(15,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	141,061	10,832	20,792	36,738	16,356	15,600
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	(231)	(292)	(292)	(239)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	141,061	10,600	20,500	36,446	16,117	15,600

Net change in cash and cash equivalent	500	400	400	300	300	243
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (459)	$ (488)	$ (826)	$ (1,635)	$ (5,372)	$ (693)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	469	497	788	1,598	5,372	703
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(48)	(47)	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,546)	(13,566)	(42,944)	(144,143)	(286,364)	(19,535)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,546)	(13,566)	(42,944)	(144,143)	(286,364)	(19,535)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,138	14,158	43,580	144,848	289,764	20,181
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(280)	(281)	-	(281)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	7,900	13,866	43,300	144,568	289,764	19,900

Net change in cash and cash equivalent	354	300	308	377	3,400	365
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (217)	$ (1,122)	$ (1,994)	$ 1,698	$ (201)	$ 149
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,382	719	1,994	2,631	204	1,492
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	2,258	-	2,461
Investment Income / (Loss)	-	-	-	(5,170)	-	(2,936)
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	-	2	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	970	-	85
Due from the Manager or its Affiliates	-	-	-	(500)	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Net cash (used in) / provided by operating activities	1,165	(1)	-	1,887	3	1,252

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(34,046)	(74,668)	(108,488)	(48,567)	(197,000)	(25,527)
Investment in Digital Assets	(1,165)	-	-	(2,430)	(3)	(1,252)
Proceeds from Sale of Digital Assets	-	-	-	44	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(35,211)	(74,668)	(108,488)	(50,954)	(197,003)	(26,779)

Cash flow from financing activities:
Proceeds from sale of membership interests	34,546	75,280	114,038	49,067	197,600	26,027
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	(311)	(550)	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	34,546	74,969	113,488	49,067	197,600	26,027

Net change in cash and cash equivalent	500	300	5,000	-	600	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 300	$ 5,000	$ -	$ 600	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	93,000	-
NFT Airdrop				(5,199)		(2,934)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (439)	$ (278)	$ (195)	$ (178)	$ (4,394)	$ (169)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	449	282	1,497	1,612	904	2,794
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	3,500	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(6)	-	-	(12)	-
Accounts Payable	2	2	-	51	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	1,302	1,486	-	2,625

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(23,920)	(11,100)	(28,359)	(28,792)	(34,950)	(101,487)
Investment in Digital Assets	-	-	(1,302)	(1,434)	-	(2,625)
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(23,920)	(11,100)	(29,662)	(30,227)	(34,950)	(104,112)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,500	11,792	28,860	29,200	35,642	101,987
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	143	-	-
Capital Contribution	-	-	-	4,119	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	(4,119)	-	-
Cash provided by / (used in) financing activities	24,220	11,500	28,860	29,343	35,350	101,987

Net change in cash and cash equivalent	300	400	501	602	400	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 300	$ 400	$ 501	$ 602	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	7,050	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ 394	$ (168)	$ (453)	$ (1,002)	$ (316)	$ (316)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,390	168	230	461	230	230
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	3,612	-	-	-	-	-
Investment Income / (Loss)	(4,399)	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	(12)	(12)	(12)	(12)
Accounts Payable	-	-	3	2	2	2
Insurance Payable	-	-	233	550	97	97
Income Taxes Payable	225	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	1,222	-	1	-	1	1

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(49,769)	(30,452)	(42,082)	(99,082)	(17,482)	(17,482)
Investment in Digital Assets	(1,222)	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(50,991)	(30,452)	(42,082)	(99,082)	(17,482)	(17,482)

Cash flow from financing activities:
Proceeds from sale of membership interests	50,269	30,952	42,600	99,600	18,000	18,000
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(199)	(199)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	50,269	30,952	42,401	99,402	17,801	17,802

Net change in cash and cash equivalent	500	500	320	320	320	320
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 500	$ 320	$ 320	$ 320	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	(4,398)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (264)	$ (272)	$ (387)	$ (556)	$ (1,181)	$ (340)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	268	179	228	566	222	222
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	0	(12)	(12)	(12)	(12)
Accounts Payable	3	2	2	2	2	2
Insurance Payable	6	90	168	-	302	127
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	-
Net cash (used in) / provided by operating activities	1	-	(1)	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,700)	(13,769)	(29,401)	(49,188)	(54,000)	(22,800)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,700)	(13,769)	(29,401)	(49,188)	(54,000)	(22,800)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,300	14,574	30,002	49,637	54,600	23,400
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,101	14,150	29,804	49,514	54,402	23,202

Net change in cash and cash equivalent	402	381	402	326	402	402
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (417)	$ 1,793	$ (688)	$ (136)	$ (136)	$ (217)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,448	1,652	201	136	3,028	227
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	2,048	-	-	-	-
Investment Income / (Loss)	-	(5,016)	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	-	-	(12)
Accounts Payable	2	6,791	2	-	-	2
Insurance Payable	193	-	17	-	-	-
Income Taxes Payable	-	1,024	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	1,214	8,292	(480)	-	2,892	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(33,614)	(84,402)	(181,250)	(73,188)	(39,105)	(18,998)
Investment in Digital Assets	-	(1,501)	-	-	(2,892)	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(33,614)	(85,903)	(181,250)	(73,188)	(41,997)	(18,998)

Cash flow from financing activities:
Proceeds from sale of membership interests	32,824	84,902	181,795	58,900	32,764	19,531
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	14,788	6,841	-
Capital Contribution	-	9,800	-	-	-	-
Distribution to RSE Collection	(424)	-	-	-	-	(233)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	(9,800)	-	-	-	-
Cash provided by / (used in) financing activities	32,400	84,902	181,795	73,688	39,605	19,298

Net change in cash and cash equivalent	-	7,291	66	500	500	300
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ -	$ 7,291	$ 66	$ 500	$ 500	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	68,750	-	-	-
NFT Airdrop		(5,016)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (411)	$ (247)	$ (401)	$ (316)	$ (127)	$ (245)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	421	205	198	220	3,109	139
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	-
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	52	213	106	-	103
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	2,981	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(202,121)	(10,330)	(42,000)	(70,000)	(75,206)	(160,119)
Investment in Digital Assets	-	-	-	-	(2,981)	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(202,121)	(10,330)	(42,000)	(70,000)	(78,187)	(160,119)

Cash flow from financing activities:
Proceeds from sale of membership interests	203,390	10,851	42,600	70,909	66,810	163,666
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	8,896	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	203,152	10,653	42,402	70,400	75,706	162,919

Net change in cash and cash equivalent	1,030	323	402	400	500	2,800
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (329)	$ (565)	$ (701)	$ (531)	$ (289)	$ (94)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	171	261	1,758	155	226	3,726
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	-
Accounts Payable	45	-	-	2	45	-
Insurance Payable	125	241	-	386	30	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	204	545	-	-	-
Net cash (used in) / provided by operating activities	-	129	1,602	-	-	3,632
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(20,000)	(57,729)	(24,631)	(85,074)	(6,000)	(39,873)
Investment in Digital Assets	-	-	(1,602)	-	-	(2,359)
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(20,000)	(57,729)	(26,233)	(85,074)	(6,000)	(42,232)

Cash flow from financing activities:
Proceeds from sale of membership interests	20,909	58,505	20,785	85,600	6,718	39,100
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	4,346	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	20,400	58,029	25,131	85,402	6,400	39,100

Net change in cash and cash equivalent	400	429	500	327	400	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (556)	$ (547)	$ (304)	$ (159)	$ (128)	$ (223)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	125	125	258	171	126	151
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	(12)
Accounts Payable	2	2	2	-	2	45
Insurance Payable	40	31	44	-	11	39
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	400	400	1,500	-	-	-
Net cash (used in) / provided by operating activities	-	-	1,500	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,806)	(6,066)	(62,263)	(16,498)	(13,033)	(35,092)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,806)	(6,066)	(62,263)	(16,498)	(13,033)	(35,092)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,344	6,638	62,941	17,131	13,999	35,880
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,106	6,400	62,941	16,898	13,400	35,400

Net change in cash and cash equivalent	300	334	2,178	400	367	308
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (111)	$ (361)	$ (6,661)	$ (133)	$ (152)	$ (358)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	86	286	6,661	61	79	104
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(10)	-	-	(10)	(12)
Accounts Payable	-	-	-	56	2	2
Insurance Payable	25	85	-	16	80	264
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(11,856)	(22,900)	(126,092)	(24,165)	(23,005)	(34,882)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(11,856)	(22,900)	(126,092)	(24,165)	(23,005)	(34,882)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,360	23,663	131,192	24,877	23,723	35,400
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	567	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	12,627	23,300	130,592	24,400	23,360	35,202

Net change in cash and cash equivalent	771	400	4,500	235	355	320
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 771	$ 400	$ 4,500	$ 235	$ 355	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (111)	$ (181)	$ (177)	$ (110)	$ (1,153)	$ (392)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	92	85	115	122	1,200	12
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(47)	-
Accounts Payable	2	-	2	-	-	2
Insurance Payable	29	32	72	-	-	377
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	(362)
Due to the Manager or its Affiliates	-	75	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	(362)

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(5,169)	(6,561)	(17,387)	(40,248)	(166,771)	(60,038)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(5,169)	(6,561)	(17,387)	(40,248)	(166,771)	(60,038)

Cash flow from financing activities:
Proceeds from sale of membership interests	5,738	7,179	18,164	40,781	167,025	60,900
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	246	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	5,500	6,861	17,687	40,548	167,117	60,400

Net change in cash and cash equivalent	331	300	300	300	346	-
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 331	$ 300	$ 300	$ 300	$ 346	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	50,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #BOBAPROTO	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (373)	$ (225,119)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	19	259,012
(Gain) / Loss on sale of Asset	-	(288,883)
(Gain) / Loss on sale of Digital Assets	-	239
Impairment loss on Collection Assets	-	226,780
Investment Income / (Loss)	-	(21,400)
Other Receivable	-	(12,920)
Prepaid Insurance	(4)	(734)
Accounts Payable	2	369
Insurance Payable	356	9,067
Income Taxes Payable	-	51,336
Due from the Manager or its Affiliates	(332)	(1,943)
Due to the Manager or its Affiliates	49	5,434
Net cash (used in) / provided by operating activities	(283)	1,238
Cash flow from investing activities:
Deposits Collection Asset	-	-
Investment in Collection Asset	(63,867)	(5,253,750)
Investment in Digital Assets	-	(40,772)
Proceeds from Sale of Digital Assets	-	44
Proceeds from Sale of Collection Asset	-	957,201
Cash provided by / (used in) investing activities	(63,867)	(4,337,277)

Cash flow from financing activities:
Proceeds from sale of membership interests	64,817	3,892,831
Proceeds on borrowings from manager and affiliates, net of repayments	-	1,352,423
Distribution to Series	-	-
Contribution from Series to RSE Collection	-	-
Contribution related to Offering Closings and Asset Sales	-	35,826
Capital Contribution	-	13,919
Distribution to RSE Collection	(667)	-
Distribution of Gain on Sale of Assets to Members	-	(851,978)
Other Distribution to Members	-	(13,919)
Cash provided by / (used in) financing activities	64,150	4,429,102

Net change in cash and cash equivalent	-	93,063
Cash and cash equivalent beginning of year	-	119,066
Cash and cash equivalent end of year	$ -	$ 212,129
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	75,000	293,800
Forgiveness of amounts due to manager and Contributed to the Company/Series		238,142
NFT Airdrop		(17,548)
Collection Assets transferred to a related entity		33,326

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(3,035)	$(3,129)	$(3,068)	$(19,003)	$(3,048)	$(3,112)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,750	2,855	2,787	18,763	2,765	2,836
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Insurance Payable	(15)	(26)	(19)	(60)	(17)	(24)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Accounts Payable	300	300	300	300	340	300
Net cash (used in) / provided by operating activities	-	-	-	-	40	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-	-
Investment in collectible assets	-	-	-	-	(40)	-
Investment in other assets	-	-	-	-	-	-
Proceeds from Sale of Collectible Asset	-	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	(40)	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distributions	-	-	-	-	-	-
Net cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	4,149	-	-	2,214	1,000	1,271
Cash and cash equivalent end of year	$4,149	$-	$-	$2,214	$1,000	$1,271

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,916)	$(3,342)	$(3,058)	$(1,414)	$(3,031)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,618	3,091	2,776	1,482	2,746
(Gain) / Loss on sale of Asset	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Insurance Payable	(2)	(49)	(18)	(68)	(15)
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Accounts Payable	300	300	300	-	300
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-
Investment in collectible assets	-	-	-	-	-
Investment in other assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distributions	-	-	-	-	-
Net cash provided by / (used in) financing activities	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-
Cash and cash equivalent beginning of year	485	2,485	2,500	1,485	1,985
Cash and cash equivalent end of year	$485	$2,485	$2,500	$1,485	$1,985

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,980)	$(2,942)	$(3,094)	$(2,967)	$(3,052)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,689	2,647	2,815	2,675	2,769
(Gain) / Loss on sale of Asset	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Insurance Payable	(9)	(5)	(21)	(8)	(17)
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Accounts Payable	300	300	300	300	300
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-
Investment in collectible assets	-	-	(140)	-	-
Investment in other assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Net cash used in investing activities	-	-	(140)	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	140	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distributions	-	-	-	-	-
Net cash provided by / (used in) financing activities	-	-	140	-	-

Net change in cash and cash equivalent	-	-	-	-	-
Cash and cash equivalent beginning of year	1,985	984	1,853	1,984	4,989
Cash and cash equivalent end of year	$1,985	$984	$1,853	$1,984	$4,989

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$44,265	$(3,002)	$(4,970)	$(3,146)	$(3,079)	$(3,058)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,695	2,714	4,760	2,873	2,799	2,776
(Gain) / Loss on sale of Asset	(55,714)	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Insurance Payable	(46)	(12)	(90)	(27)	(20)	(18)
Income Taxes Payable	9,635	-	-	-	-	-
Due to the Manager or its Affiliates	165	-	-	-	-	-
Accounts Payable	-	300	300	300	300	300
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-	-
Investment in collectible assets	-	-	-	-	-	-
Investment in other assets	-	-	-	-	-	-
Proceeds from Sale of Collectible Asset	365,000	-	-	-	-	-
Net cash used in investing activities	365,000	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distributions	(357,700)	-	-	-	-	-
Net cash provided by / (used in) financing activities	(357,700)	-	-	-	-	-

Net change in cash and cash equivalent	7,300	-	-	-	-	-
Cash and cash equivalent beginning of year	2,500	2,000	3,504	3,000	2,000	1,999
Cash and cash equivalent end of year	$9,800	$2,000	$3,504	$3,000	$2,000	$1,999

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(3,138)	$(3,898)	$(3,126)	$(3,072)	$(2,926)	$(3,214)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,864	3,609	2,851	2,791	2,629	2,949
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Insurance Payable	(26)	(11)	(25)	(19)	(3)	(35)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Accounts Payable	300	300	300	300	300	300
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-	-
Investment in collectible assets	-	-	-	-	-	-
Investment in other assets	-	-	-	-	-	-
Proceeds from Sale of Collectible Asset	-	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distributions	-	-	-	-	-	-
Net cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,999	2,649	3,700	3,050	1,799	2,898
Cash and cash equivalent end of year	$1,999	$2,649	$3,700	$3,050	$1,799	$2,898

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,998)	$(2,980)	$(4,566)	$(3,067)	$(3,079)	$(3,335)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,709	2,690	4,350	2,786	2,799	3,083
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Loss on Impairment of Asset	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Insurance Payable	(11)	(10)	(84)	(19)	(20)	(48)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Accounts Payable	300	300	300	300	300	300
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-	-
Investment in collectible assets	-	-	-	-	-	-
Investment in other assets	-	-	-	-	-	-
Proceeds from Sale of Collectible Asset	-	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distributions	-	-	-	-	-	-
Net cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	2,300	4,148	4,550	3,064	2,962	4,197
Cash and cash equivalent end of year	$2,300	$4,148	$4,550	$3,064	$2,962	$4,197

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Series #03SS1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,957)	$ (3,129)	$ (2,958)	$ (3,056)	$ (3,618)	$ -	$ (116,841)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,664	2,854	2,665	2,773	3,359	-	140,246
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(55,714)
Loss on Impairment of Asset	-	-	-	-	-	-	11,529
Prepaid Insurance	-	-	-	-	-	-	4
Insurance Payable	(7)	(25)	(7)	(17)	(41)	-	(1,056)
Income Taxes Payable	-	-	-	-	-	(18,373)	(8,737)
Due to the Manager or its Affiliates	-	-	-	-	-	-	165
Accounts Payable	300	300	300	300	300	-	12,360
Net cash (used in) / provided by operating activities	-	-	-	-	-	(18,373)	(18,044)

Cash flow from investing activities:
Deposits on collectible assets	-	-	-	-	-	-	-
Investment in collectible assets	-	-	-	-	-	-	(830,463)
Investment in other assets	-	-	-	-	-	-	(958)
Proceeds from Sale of Collectible Asset	-	-	-	-	-	-	365,000
Net cash used in investing activities	-	-	-	-	-	-	(466,421)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-	833,012
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-	-
Distributions	-	-	-	-	-	(5,268)	(362,968)
Net cash provided by / (used in) financing activities	-	-	-	-	-	(5,268)	470,044

Net change in cash and cash equivalent	-	-	-	-	-	(23,641)	(14,421)
Cash and cash equivalent beginning of year	2,412	1,714	3,662	3,288	5,489	23,641	133,487
Cash and cash equivalent end of year	$ 2,412	$ 1,714	$ 3,662	$ 3,288	$ 5,489	$ -	$ 119,066

Supplemental Cash Flow Information:
Forgiveness of amounts due to manager and Contributed to the Company/Series							$11,529

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Collection, LLC (the “Company,” “RSE Collection,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on August 24, 2016. The Company’s core business is the identification, acquisition, marketing and management of collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of the investors. The Company is wholly owned and managed by RSE Collection Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings” or the “Asset Manager”). Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). RSE Markets was the manager of the Company and served as the asset manager until March 26, 2021, at which point RSE Collection Manager, LLC and Rally Holdings replaced RSE Markets as Manager and Asset Manager, respectively. The Asset Manager is a technology and marketing company that operates the Rally Rd.™ platform (the “Platform”) and manages the Company, through the Manager, and the assets owned by the Company in its role as the Asset Manager of each Series.

The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Collectible Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2022 and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement, each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee: With respect to Offerings, except in the case of Series #77LE1, the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash proceeds from the Offering for facilitating the sale of securities for Offerings qualified as of and after March 6, 2019.

Custody Fee: With respect to Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee equal to the greater of (i) 0.75% on Interests sold in an Offering and (ii) $500 (the “Custody Fee”). In the case of the offerings for the Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was yet in place and as such, no Custody Fee was paid. Should a Custody Fee become applicable for the Interests in these Series in future, the Manager will pay and not be reimbursed for such Custody Fee. For all other current offerings, the Custody Fee is paid from the proceeds of each offering.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees).

In the case that Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) is available for distribution and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow available for distribution and the Manager will receive up to 50% of Free Cash Flow available for distribution in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  The Company has not yet commenced any new Offerings after December 31, 2022, and therefore no Series are currently subject to the Success Fee.

Other:

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

The Manager is responsible for covering its own expenses. Certain of the Underlying Assets, such as NFTs, are self-insured by the Manager, the Asset Manager and the Series that owns the underlying NFT, and all take the full risk of loss on these Underlying Assets

LIQUIDITY AND CAPITAL RESOURCES

The Company has experienced net losses and negative operating cash flows since inception and neither the Company nor any Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold for gains and certain Series that generate investment income (see Note A – Description of Organization and Business Operations – Asset Dispositions).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	($225,119)	($2,237,327)	($1,210,870)
Prior Period	($116,841)	($1,133,311)	($715,961)

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue or have the ability to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been demonstrated. However, from time to time, the Company or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. Each Series will continue to incur Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) including, but not limited to storage, insurance, transportation and maintenance expenses, marketing expense and professional fees, on an ongoing basis.

Cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) or Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), as the case may be. Cash on the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager paid for the Operating Expenses related to the Company and any Series that has closed Offerings and elected not to be reimbursed. When the Manager pays for certain Operating Expenses related to a Series that have closed Offerings and elects not to be reimbursed, these payments are accounted for as capital contributions and are further described in Note B – Summary of Significant Accounting Policies – Operating Expenses.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

INITIAL OFFERINGS

All Series for which a closing had occurred as of the date of the financial statements, that had commenced operations, was capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B – Summary of Significant Accounting Policies – Members’ Equity outlines all Offerings for which a Closing has occurred during the Current Period and the Prior Period.

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

During the Current Period and Prior Period, the Company received purchase offers for the Underlying Assets listed in the tables below. Per the terms of the Operating Agreement, the Company, together with the Manager and the Manager’s Advisory Board has evaluated the offers in light of the preferences of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Assets. The Manager has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but for which no Offering has occurred and the Underlying Asset was not transferred to an applicable Series before the sale. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Underlying Assets sold during the Current Period are as follows:

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#89FT1	1989 Ferrari Testarossa	4/25/2022	$330,000	$175,136	$154,864	$30,605 (Net of $1,762 Net Loss Carryforward)	$180,000 / $45.00	$301,108 / $75.27
#93FS1 (1)	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873 (Net of $1,653 Net Loss Carryforward)	$137,500 / $68.75	$147,500 / $73.75
#89PS1	1989 Porsche 911 Speedster	7/20/2022	$245,000	$160,000	$85,000	$15,185 (Net of $2,433 Net Loss Carryforward)	$165,000 / $82.50	$231,086 / $115.54
#89FG2	1989 Ferrari 328 GTS	8/18/2022	$180,000	$119,562	$60,438	$11,004 (Net of $1,418 Net Loss Carryforward	$127,500 / $75.00	$172,283 / $101.34
#20WITT	2020 Bowman Chrome Bobby Witt Jr. Prospect Autographs Rookie Card graded PSA 10	9/27/2022	$1,781	$7,030	($5,249)

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#57UNITAS	1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5	10/3/2022	$40,000	$40,000	$0
#GRIFFEY3	1989 Ken Griffey Jr. Debut Ticket Stub graded PSA 1.5	12/21/2022	$6,270	$20,571	($14,301)
#MAHOMES2	2017 Panini Contenders Optic Rookie Ticket Autograph #103 Patrick Mahomes Rookie Card graded BGS 9.5	12/21/2022	$6,650	$16,018	($9,368)
Total			$957,201	$668,317	$288,883	$58,667	$851,977

(1)The sale of the Underlying Asset is a related party transaction

Underlying Asset sold in the Prior Period:

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#06FG1	2006 Ford GT	06/09/2021	$365,000	$309,286	$55,714	$9,635	$320,000 / $64.00	$357,700 / $71.54

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

Upon disposition of the Underlying Asset, the Series is dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The consolidated financial statements include the accounts of the Company and the accounts of Series #77LE1. Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s Offering Statement on Form 1-A, as amended (the “Offering Statement”), and thus separate financial statements for Series #77LE1 are not presented.

Any Offerings that close as of the date of the financial statements are issued under Tier 2 of Regulation A and qualified under an Offering Statement. As such, upon the closing of the Series, separate financial statements are presented for each such Series, and each is consolidated in the financial statements of the Company after eliminating inter-company balances and transactions.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), maintenance, bookkeeping and accounting fees and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”. We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below.

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions	Total
Current Period	$313,862	$197,212	$511,074
Prior Period	$21,977	$129,798	$151,775

During the Current Period and Prior Period, the Company incurred pre-Closing Operating Expenses and individual Series that had closed Offerings incurred post-Closing Operating Expenses not including gains on sale and investment income as presented in the Consolidated Statements of Operations.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses,” which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets as well as indefinite lived intangible assets and will be subject to an annual test for impairment. These Underlying Assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. An impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following impairment charges were recognized during the Current Period and Prior Period.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

Period	Series	Impairment loss on asset	Total
Current Period	#MBIRD2754 (1)	$3,177	$226,780
	#AZUKI8467 (1)	$18,702
	#105.ETH (1)	$16,381
	#05JAYZ	$3,915
	#57UNITAS (1)	$2,500
	#54AARON (1)	$40,968
	#04PHELPS (1)	$14,276
	#EMERALD (1)	$18,366
	#CRASH (1)	$13,690
	#RASPUTIN (1)	$10,120
	#METROID (1)	$53,250
	#80TOPPS (1)	$17,497
	#NBAJAM	$3,500
	#GALACTUS (1)	$26
	#THANOS (1)	$33
	#WOW2221	$2,461
	#WOW6586	$3,612
	#MAYC857	$2,258
	#MAYC9114	$2,048
Prior Period	#87FF1 (1)	$11,000	$11,529
	#86FT1 (1)	$529

(1) Impairment charges for this Series or Underlying Asset was recognized prior to the Series Offering and are included in the Consolidated balances

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost less any impairment, and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, which are incurred prior to the Closing of an Offering are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. The Company does, however, retain additional cash from the proceeds of the Offering on the Series balance sheet to cover Acquisition Expenses that are anticipated prior to the Closing but incurred after the Closing of an Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Collection” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third parties, has acquired Underlying Assets since the beginning of the Prior Period. For all Collectible Assets held as of the end of the Current Period and Prior Period, the following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and Prior Period.

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#77LE1	(1,3)	$ 69,400	$ 787	$ -	$ 70,187
#69BM1	(1)	102,395	3,871	-	106,266
#85FT1	(1)	172,500	3,326	-	175,826
#88LJ1	(1)	127,176	5,206	-	132,382
#55PS1	(1)	405,000	3,386	-	408,386
#93XJ1	(1)	460,000	28,586	-	488,586
#83FB1	(1)	330,000	2,806	-	332,806
#90FM1	(1)	14,500	286	-	14,786
#95BL1	(1)	112,500	2,081	-	114,581
#98DV1	(1)	120,000	2,544	-	122,544
#02AX1	(1)	100,000	1,786	-	101,786
#99LE1	(1)	62,100	2,171	-	64,271
#91MV1	(1)	33,950	1,487	-	35,437
#94DV1	(1)	52,500	287	-	52,787
#92LD1	(1)	146,181	11,861	-	158,042
#72MC1	(1)	115,000	562	-	115,562
#11BM1	(1)	78,500	1,286	-	79,786
#80LC1	(1)	610,000	2,439	-	612,439
#02BZ1	(1)	185,000	1,301	-	186,301
#88BM1	(1)	135,000	1,465	-	136,465
#63CC1	(1)	120,000	286	-	120,286
#76PT1	(1)	179,065	3,737	-	182,802
#75RA1	(1)	75,000	903	-	75,903
#65AG1	(1)	170,000	286	-	170,286
#90MM1	(1)	22,000	1,187	-	23,187
#61JE1	(1)	235,000	388	-	235,388
#88PT1	(1)	61,875	1,196	-	63,071
#65FM1	(1)	75,000	997	-	75,997
#94LD1	(1)	570,000	2,236	-	572,236
#99SS1	(1)	126,575	2,652	-	129,227
#94FS1	(1)	135,399	3,083	-	138,482
#61MG1	(1)	325,000	590	-	325,590
#92CC1	(1)	45,000	1,188	-	46,188
#80PN1	(1)	45,750	1,638	-	47,388
#88LL1	(1)	275,000	2,811	-	277,811

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#MEEB11275	(1)	140,407	154	-	140,561
#82TAYLOR	(1)	10,200	-	-	10,200
#HOLMES	(1)	20,000	100	-	20,100
#HULK180	(1)	36,000	146	-	36,146
#05JAYZ	(1)	15,600	218	(3,915)	11,903
#JUSTINIAN	(1)	15,000	-	-	15,000
#67ICEBOWL	(1)	7,500	46	-	7,546
#DKCOUNTRY	(1)	13,200	366	-	13,566
#FALCON	(1)	42,834	110	-	42,944
#MARIOWRLD	(1)	144,000	143	-	144,143
#82AV1	(1)	285,000	1,364	-	286,364
#SUPERBWL1	(1)	19,500	35	-	19,535
#MEEB7985	(1)	33,962	84	-	34,046
#BONDWATCH	(1)	71,388	3,280	-	74,668
#95FF1	(1)	105,000	3,488	-	108,488
#MAYC857	(1)	48,492	5,273	(2,258)	51,507
#PUNK2981	(1)	290,000	-	-	290,000
#WOW2221	(1)	25,461	3,001	(2,461)	26,001
#NIKON1	(1)	23,438	482	-	23,920
#LOTF	(1)	11,000	100	-	11,100
#DOOD6778	(1)	28,342	17	-	28,359
#BAKC7820	(1)	28,743	49	-	28,792
#NBAJAM	(1)	42,000	-	(3,500)	38,500
#SANDBOX1	(1)	101,424	63	-	101,487
#WOW6586	(1)	49,742	4,426	(3,612)	50,556
#AZUKI6704	(1)	30,434	18	-	30,452
#58PELE4	(1)	42,000	82	-	42,082
#OBAMABALL	(1)	99,000	82	-	99,082
#BART	(1)	17,400	82	-	17,482
#HOMER	(1)	17,400	82	-	17,482
#SI1	(1)	7,700	-	-	7,700
#GOLD1	(1)	13,750	19	-	13,769
#VERSTAPP1	(1)	29,401	-	-	29,401
#96TIGER	(1)	49,037	151	-	49,188
#88ZELDA	(1)	54,000	-	-	54,000
#STARWARS3	(1)	22,800	-	-	22,800
#YEEZY	(1)	32,000	1,614	-	33,614
#MAYC9114	(1)	84,357	5,061	(2,048)	87,370
#VFRNDS1	(1)	250,000	-	-	250,000
#MBIRD2754	(1)	76,328	37	(3,177)	73,188
#VEEFRND1	(1)	39,054	51	-	39,105

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#TREASURE	(1)	18,750	248	-	18,998
#MACWORLD1	(1)	201,021	1,100	-	202,121
#KENNERSET	(1)	10,251	79	-	10,330
#LEDZEPP1	(1)	42,000	-	-	42,000
#VEEVIPER	(1)	70,000	-	-	70,000
#BEEPLE1	(1)	75,161	45	-	75,206
#WARHOL1	(1)	151,308	8,811	-	160,119
#94CSI	(1)	125,000	1,092	-	126,092
#GAMEBOY	(1)	20,000	-	-	20,000
#BATMAN	(2)	1,700,000	-	-	1,700,000
#WWLAND1	(2)	13,956	24	-	13,980
#ELVIS	(1)	34,800	82	-	34,882
#DOOD7387	(2)	53,491	45	-	53,536
#SACHS1	(1)	24,588	43	-	24,631
#AZUKI8467	(2)	91,835	54	(18,702)	73,187
#32RUTH	(1)	85,000	74	-	85,074
#SANDBOX2	(2)	106,420	141	-	106,561
#TOADZ5028	(2)	10,219	75	-	10,294
#TOADZ3079	(2)	11,909	93	-	12,002
#DLAND1	(2)	160,866	68	-	160,934
#DRACULA10	(1)	35,000	92	-	35,092
#BUFFETT1	(1)	13,000	33	-	13,033
#CRASH	(2)	31,200	90	(13,690)	17,600
#105.ETH	(1)	54,946	1,308	(16,381)	39,873
#GBOYCOLOR	(1)	5,100	69	-	5,169
#R2D2	(1)	7,696	110	-	7,806
#VADER	(1)	6,000	66	-	6,066
#ELON1	(1)	6,000	-	-	6,000
#WARHOL2	(1)	59,741	2,522	-	62,263
#CLNX13296	(2)	55,009	81	-	55,090
#04PHELPS	(2) (4)	28,000	50	(22,276)	5,774
#FAREWELL	(2)	13,500	100	-	13,600
#EMERALD	(2)	31,200	366	(18,366)	13,200
#39AA	(2)	37,500	201	-	37,701
#80TOPPS	(2) (5)	69,000	217	(54,097)	15,120
#METROID	(2)	64,800	-	(53,250)	11,550
#CROESUS	(1)	57,600	129	-	57,729
#JEKYLL	(1)	16,250	248	-	16,498
#PAPPY1	(1)	11,827	29	-	11,856
#1857COIN	(1)	22,900	-	-	22,900
#ANDYPELE	(1)	24,000	165	-	24,165

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#BOBAFETT	(1)	22,960	45	-	23,005
#JETFIRE	(1)	6,432	129	-	6,561
#POPEBALL	(1)	17,125	262	-	17,387
#RABBIT	(1)	40,000	248	-	40,248
#54AARON	(1)	206,400	1,339	(40,968)	166,771
#GRATEFUL1	(1)	110,000	38	-	110,038
#BOBAPROTO	(1)	138,750	117	-	138,867
#35MICKEY	(2)	5,040	45	-	5,085
#RASPUTIN	(2)	30,990	601	(10,120)	21,471
#SCARFACE	(2)	17,500	71	-	17,571
#GIJOE2	(2)	9,741	46	-	9,787
#DROCTOPUS	(2)	-	36	-	36
#CAPTAIN1	(2)	-	36	-	36
Total		$ 12,627,043	$ 151,886	$ (268,821)	$ 12,510,108

Underlying Assets owned at December 31, 2022 and previous period was as follow:
Underlying assets at December 31, 2016		$ 298,971	$ 2,650	$ -	$ 301,621
Underlying assets at December 31, 2017		$ 202,500	$ 24,040	$ -	$ 226,540
Underlying assets at December 31, 2018		$ 4,932,013	$ 48,105	$ -	$ 4,980,119
Underlying assets at December 31, 2019		$ 2,606,874	$ 47,399	$ -	$ 2,654,273
Underlying assets at December 31, 2020		$ (856,992)	$ (11,169)	$ (72,000)	$ (940,161)
Underlying assets at December 31, 2021		$ 507,150	$ 2,497	$ -	$ 509,647
Underlying assets at December 31, 2022		$ 4,936,527	$ 38,364	$ (196,821)	$ 4,788,069
Grand Total		$ 12,627,043	$ 151,886	$ (268,821)	$ 12,510,108

(1)Offering for Series Interests closed as of the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

(3)Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

(4)Prior to transfer of ownership of this underlying asset from RSE Archive, LLC, the carrying value of the underlying asset of this Series was adjusted due to changing market conditions with a $8,000 write-down from the purchase price of $28,000 to $20,000.

(5)Prior to transfer of ownership of this underlying asset from RSE Archive, LLC, the carrying value of the underlying asset of this Series was adjusted due to changing market conditions with a $36,600 write-down from the purchase price of $69,000 to $32,400.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings / (Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close as of the end of the Current Period. The Interests that are issued by each individual Series do not provide the investors with any voting rights in the Series other than those detailed in the Company’s Operating Agreement. All of the control and operating decisions relating to the operations of a Series are held by the Manager in accordance with the terms of the Operating Agreement.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as a “Capital Contribution for shortfall at Offering close”.

The table below outlines Membership Contributions and Uses for closed Offerings:

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#77LE1	4/13/2017	$ 77,700	$ 1,049	$ 3,443	$ -	$ 73,208
#69BM1	2/7/2018	115,000	778	2,986	-	111,236
#85FT1	2/15/2018	165,000	1,117	-	-	163,883
#88LJ1	4/12/2018	135,000	914	578	-	133,508
#55PS1	6/6/2018	425,000	2,869	-	-	422,131
#93XJ1	11/6/2018	495,000	3,487	-	3,713	487,801
#83FB1	9/5/2018	350,000	2,522	9,162	2,625	335,691
#90FM1	7/31/2018	16,500	90	464	500	15,446
#95BL1	7/12/2018	118,500	870	-	889	116,742
#98DV1	10/10/2018	130,000	954	2,314	975	125,757
#02AX1	11/30/2018	108,000	793	1,944	810	104,452
#99LE1	12/4/2018	69,500	510	1,770	521	66,699
#91MV1	12/7/2018	38,000	279	600	500	36,621
#94DV1	12/26/2018	57,500	388	1,841	500	54,771
#92LD1	12/26/2018	165,000	1,114	2,219	1,238	160,430
#72MC1	1/4/2019	124,500	542	2,474	934	120,551
#11BM1	1/25/2019	84,000	567	517	630	82,286
#80LC1	2/8/2019	635,000	4,305	9,216	4,763	616,716
#02BZ1	2/8/2019	195,000	1,316	2,620	1,463	189,601
#88BM1	2/25/2019	141,000	952	226	1,058	138,765
#63CC1	3/18/2019	126,000	916	1,553	945	122,586
#76PT1	3/22/2019	189,900	1,382	1,793	1,424	185,301

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#75RA1	4/9/2019	84,000	586	3,732	630	79,052
#65AG1	4/16/2019	178,500	1,272	1,903	1,339	173,986
#90MM1	4/26/2019	26,600	196	918	500	24,986
#61JE1	4/26/2019	246,000	1,661	3,858	1,845	238,636
#88PT1	7/18/2019	66,000	495	-	500	65,005
#65FM1	7/18/2019	82,500	619	1,966	619	79,297
#94LD1	8/6/2019	597,500	4,481	11,251	4,481	577,286
#99SS1	9/11/2019	137,500	1,375	1,815	1,031	133,279
#94FS1	9/17/2019	145,000	1,450	669	1,088	141,794
#61MG1	9/30/2019	340,000	2,550	4,613	2,550	330,287
#92CC1	10/2/2019	52,500	525	2,875	500	48,600
#80PN1	11/6/2019	48,000	480	-	500	47,020
#88LL1	12/8/2019	292,000	2,920	3,115	2,190	283,775
#MEEB11275	1/10/2022	160,000	1,600	16,139	1,200	141,061
#82TAYLOR	1/10/2022	13,000	130	1,538	500	10,832
#HOLMES	1/10/2022	25,000	250	3,458	500	20,792
#HULK180	1/10/2022	42,000	420	4,342	500	36,738
#05JAYZ	1/10/2022	18,500	185	1,459	500	16,356
#JUSTINIAN	1/10/2022	18,000	180	1,720	500	15,600
#67ICEBOWL	1/14/2022	10,000	100	1,262	500	8,138
#DKCOUNTRY	1/14/2022	18,000	180	3,162	500	14,158
#FALCON	1/14/2022	50,000	500	5,420	500	43,580
#MARIOWRLD	1/18/2022	165,000	1,650	17,264	1,238	144,848
#82AV1	2/7/2022	297,500	2,975	2,530	2,231	289,764
#SUPERBWL1	3/2/2022	24,000	240	3,079	500	20,181
#MEEB7985	3/2/2022	38,000	380	2,574	500	34,546
#BONDWATCH	3/22/2022	80,000	800	3,320	600	75,280
#95FF1	3/22/2022	120,000	1,200	3,862	900	114,038
#MAYC857	3/23/2022	54,000	540	3,893	500	49,067
#PUNK2981	3/22/2022	310,000	3,100	13,975	2,325	290,600
#WOW2221	3/30/2022	28,000	280	1,193	500	26,027
#NIKON1	4/8/2022	28,000	280	2,720	500	24,500
#LOTF	4/8/2022	14,000	140	1,568	500	11,792
#DOOD6778	4/8/2022	30,000	300	340	500	28,860
#BAKC7820	4/20/2022	30,000	300	-	500	29,200
#NBAJAM	4/20/2022	47,000	470	3,338	500	42,692
#SANDBOX1	5/3/2022	105,000	1,050	1,175	788	101,987
#WOW6586	5/3/2022	52,000	520	711	500	50,269
#AZUKI6704	5/3/2022	32,000	320	228	500	30,952
#58PELE4	5/14/2022	48,000	480	4,420	500	42,600
#OBAMABALL	5/14/2022	105,000	1,050	3,563	787	99,600

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#BART	5/14/2022	21,000	210	2,290	500	18,000
#HOMER	5/14/2022	21,000	210	2,290	500	18,000
#SI1	5/14/2022	10,000	100	1,100	500	8,300
#GOLD1	5/14/2022	16,000	160	766	500	14,574
#VERSTAPP1	5/24/2022	32,000	320	1,178	500	30,002
#96TIGER	5/24/2022	55,000	550	4,313	500	49,637
#88ZELDA	5/24/2022	60,000	600	4,300	500	54,600
#STARWARS3	5/24/2022	26,000	260	1,840	500	23,400
#YEEZY	5/24/2022	40,000	400	6,276	500	32,824
#MAYC9114	5/27/2022	87,500	875	1,066	657	84,902
#VFRNDS1	6/12/2022	275,000	2,750	19,642	2,063	250,545
#MBIRD2754	6/16/2022	60,000	600	-	500	58,900
#VEEFRND1	6/16/2022	33,600	336	-	500	32,764
#TREASURE	6/16/2022	22,500	225	2,244	500	19,531
#MACWORLD1	6/16/2022	225,000	2,250	17,673	1,687	203,390
#KENNERSET	6/16/2022	12,500	125	1,024	500	10,851
#LEDZEPP1	6/16/2022	48,000	480	4,420	500	42,600
#VEEVIPER	6/17/2022	75,000	750	2,779	562	70,909
#BEEPLE1	6/28/2022	68,000	680	-	510	66,810
#WARHOL1	6/28/2022	170,000	1,700	3,359	1,275	163,666
#GAMEBOY	7/25/2022	22,500	225	866	500	20,909
#CROESUS	8/1/2022	64,000	640	4,355	500	58,505
#SACHS1	8/1/2022	21,500	215	-	500	20,785
#32RUTH	8/1/2022	95,000	950	7,738	712	85,600
#ELON1	8/1/2022	7,500	75	207	500	6,718
#105.ETH	8/19/2022	40,000	400	-	500	39,100
#R2D2	8/19/2022	10,000	100	1,056	500	8,344
#VADER	8/19/2022	7,500	75	287	500	6,638
#WARHOL2	8/19/2022	65,000	650	909	500	62,941
#JEKYLL	8/26/2022	20,000	200	2,169	500	17,131
#BUFFETT1	8/26/2022	15,000	150	351	500	13,999
#DRACULA10	8/26/2022	40,000	400	3,220	500	35,880
#PAPPY1	8/26/2022	14,000	140	-	500	13,360
#1857COIN	8/26/2022	25,000	250	587	500	23,663
#94CSI	10/3/2022	142,500	1,425	8,814	1,069	131,192
#ANDYPELE	10/3/2022	26,000	260	363	500	24,877
#BOBAFETT	10/3/2022	26,000	260	1,517	500	23,723
#ELVIS	10/3/2022	40,000	400	3,700	500	35,400
#GBOYCOLOR	10/3/2022	6,500	65	197	500	5,738
#JETFIRE	10/3/2022	8,500	85	736	500	7,179
#POPEBALL	11/2/2022	19,000	190	146	500	18,164
#RABBIT	11/2/2022	46,000	460	4,259	500	40,781

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#54AARON	11/2/2022	170,000	1,700	-	1,275	167,025
#GRATEFUL1	12/13/2022	125,000	1,250	11,913	937	110,900
#BOBAPROTO	12/13/2022	150,000	1,500	7,558	1,125	139,817
Total		$ 10,783,800	$ 91,590	$ 328,196	$ 90,198	$ 10,273,816

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at the Closing of the Offering for respective Series.

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each Series elected and qualified, to be taxed as a corporation under the Internal Revenue Code of 1986 (the “Code”), and the Company intends that each future Series will elect and qualify to be taxed as a corporation under the Code. Each separate Series intends to be accounted for as described in ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company has elected to be taxed as a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code. Therefore, the Company is a pass-through entity and is not a tax paying entity for federal income tax purposes. Instead, the members are each liable for income tax on their respective shares of taxable income.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the period.

10.Cryptocurrencies:

Cryptocurrencies held are accounted for as indefinite-lived intangible assets in accordance with ASC 350, Intangibles-Goodwill and Other. The Company has ownership of and control over our cryptocurrency and we use third-party custodial services to secure it. Cryptocurrencies are recorded at cost, net of any impairment losses incurred since acquisition. All cryptocurrency balances are presented in Other Assets on the balance sheet.

From time to time, the Company or certain Series that own and hold non-fungible tokens (“NFTs”) as assets may receive additional cryptocurrencies or NFTs from the NFT creator through “airdrops.” Airdrops are one-time occurrences, are at the discretion of NFT creators or other third parties, and are not in the normal course of operations of the Company or any Series. The Company or Series records these additional cryptocurrencies and NFTs received for free as Investment Income on its statement of operations upon receipt, and at an estimated fair value based on comparable cryptocurrencies and NFTs currently being traded in the open market at the time of receipt.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset. There were no loans from affiliates of the Manager or their individual officers during the Current Period and the Prior Period

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

During the Current Period, Underlying Assets with a total carrying value of $1,589,156 that were initially purchased by RSE Archive, LLC, a related entity, from third-party sellers were transferred to the Company. During the Current Period, Underlying Assets with a total carrying value of $230,277 and $33,326 that were initially purchased by the Company, from third-party sellers, were transferred to related entities, RSE Archive, LLC and Rally Holdings, LLC, respectively. Under the terms of the transfer agreement all rights, titles and interests along with any liabilities or obligations associated with these Underlying Assets were transferred to the Company and RSE Archive, LLC.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager and its Affiliates
Current Period	$ 2,382,062	$1,943
Prior Period	$ 1,230,157	$-

During the Current Period and Prior Period, the Company entered into agreements with Advisory Board members to acquire Collectible Assets, which are outlined in the table below.

Series	Agreement Type	Agreement Date	Purchase Price	% Owned by Seller on Close	Seller
#82TAYLOR	Upfront Purchase	10/25/2021	$10,200	0%	Goldin Auctions (1)
#05JAYZ	Upfront Purchase	8/30/2021	$15,600	0%	Goldin Auctions (1)
#DKCOUNTRY	Upfront Purchase	9/19/2021	$13,200	0%	Goldin Auctions (1)
#VERSTAPP1	Upfront Purchase	2/7/2022	$29,402	0%	Goldin Auctions (1)
#88ZELDA	Upfront Purchase	2/24/2022	$54,000	0%	Goldin Auctions (1)
#STARWARS3	Upfront Purchase	2/24/2022	$22,800	0%	Goldin Auctions (1)
#LEDZEPP1	Upfront Purchase	2/24/2022	$42,000	0%	Goldin Auctions (1)
#54AARON	Upfront Purchase	4/7/2022	$206,400	0%	Goldin Auctions (1)
#ELON1	Upfront Purchase	6/9/2022	$6,000	0%	Goldin Auctions (1)
#BUFFETT1	Purchase Agreement	5/11/2022	$13,000	0%	Haspry Corp.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#BATMAN	Purchase Agreement	2/7/2022	$1,700,000	18.9%	Ken Goldin (1)
#METROID	Upfront Purchase	2/24/2022	$64,800	0%	Goldin Auctions (1)
#GRIFFEY3	Upfront Purchase	1/10/2022	$20,400	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions.

During the Current Period, the Company sold the following Collectible Asset to a related party, which is outlined in the table below.

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale
#93FS1	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873

        Sale of Manager Interests in Series during the Prior Period

On January 1, 2021, RSE Markets, Inc. entered into a Series Interest Purchase Agreement with a third-party and sold certain membership interests in RSE Collection, LLC Series that were held by RSE Markets, Inc.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE D - DEBT

On November 24, 2020 RSE Markets, Rally Holdings and the Company replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While the amounts borrowed under the CF were used to make purchases of Collection Assets to become Underlying Assets, neither the Company nor any Series was a borrower under the CF, neither was responsible for repayment of any amounts outstanding, and neither was jointly and severally liable under the CF. RSE Markets had drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF had an interest rate of 15.00% per annum and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans became due and payable). The CF contained covenants and indemnification obligations that are customary for credit arrangements of this type. The Company could not use the CF to purchase intangible assets. As of December 31, 2022, RSE Markets paid back all amounts due under the CF and the CF was terminated.

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include, Acquisition Expenses. Other fees are incurred upon the Closing of an Offering and include Offering Expenses, Brokerage Fees, Custody Fees, and Sourcing Fees.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) are similar in nature and are associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

If the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to such Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts. In connection with the allocation of Operating Expenses to the various Series, the Manager will periodically (and no less than semiannually) review Series’ ability to pay their Operating Expenses. Based on that review, the Manager will determine the method by which such Operating Expenses will be paid, including whether any Operating Expenses Reimbursement Obligations will be incurred.

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B – Summary of Significant Accounting Policies – Offering Expenses) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B – Summary of Significant Accounting Policies – Capital Assets).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.  For the offerings for Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was in place prior to the close of the offerings, and therefore, no Custody Fee was due at the time of closing. Should a Custody Fee become applicable for these offerings at a later date, the costs will be borne by the Manager and the Manager will not be reimbursed. For all subsequent offerings, the Custody Fee will be paid for from the proceeds of the offering.

•Operating Expenses: Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses), including storage, insurance, maintenance, marketing costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in storage

▪Bookkeeping and Accounting Fees: allocated monthly across all closed Series Offerings

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed to potential Investors

oGains and Losses on Sale and Impairments are directly charged to the Company or a Series.

oWe expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses

•Investment Income: From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. For Series that received the NFT airdrops, the Company put a vote to the underlying Investors on whether to hold or sell the airdropped asset. For Series that voted to sell, the Series sold the asset and distributed proceeds, net of income taxes to the Investors.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)First, to repay any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Second, to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses for that Series.

iii)Thereafter, to make distributions, at least 50% of which (as described below, net of corporate income taxes applicable to such Series of Interests) shall be distributed as dividends to Investors of a particular Series, and no more than 50% of which shall be distributed to the Asset Manager in payment of the Management Fee for that Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of the Current Period and Prior Period, no distributions of Free Cash Flow or Management Fees were paid by the Company or in respect of any Series, except for those Series with sale of Underlying Assets that made distributions to their members and for those Series that receive incomes from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. The Company and certain Series that held a specific NFT at a specific date received an airdrop of either cryptocurrency or an NFT. For Series that received the NFT airdrops, the Company put a non-binding vote to the underlying Investors on whether to hold or sell the airdropped asset. For Series that voted to sell, the Series sold the asset and distributed proceeds, net of income taxes to the Investors.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  The Company has not yet commenced any new Offerings after December 31, 2022, and therefore no Series are currently subject to the Success Fee.

NOTE G - INCOME TAX

Each Series has elected and qualified to be taxed as a corporation under the Internal Revenue Code of 1986. The Company has elected to be treated as a disregarded entity.

No provision for income taxes for the Current Period and Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for Series that sold assets and for those Series that may receive income from other sources such as an NFT airdrop event or conference, that are recognized as

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

investment income. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. For each Series, net operating loss carryforwards incurred since inception, January 1, 2019, do not expire for federal income tax purposes.

The Series designated in the tables below have sold their primary operating asset during the Current Period and Prior Period. As a result, the Company has recorded a provision for income taxes as shown below:

Provision for income taxes on Asset Sales in the Current Period
Series	Series #89FT1	Series #93FS1	Series #89PS1	Series #89FG2	Total
Income before provision for income taxes, gross	$ 150,498	$ 16,375	$ 83,572	$ 58,946
Taxed at federal statutory rates	21%	21%	21%	21%
Tax at statutory rate	$ 31,605	$ 3,439	$ 17,550	$ 12,379
Other	762	87	68	43
Reversal of valuation allowance	(1,762)	(1,653)	(2,433)	(1,418)
Provision for income taxes	$ 30,605	$ 1,873	$ 15,185	$ 11,004	$ 58,667

Provision for income taxes on Investment Income in the Current Period
Series #	#MAYC857	#MAYC9114	#WOW2221	#WOW6586	Total
Income before provision for income taxes, gross	$ 2,668	$ 2,817	$ 234	$ 619
Taxed, at federal, state and local statutory rates	36.35%	36.35%	36.35%	36.35%
Tax at statutory rate	$ 970	$ 1,024	$ 85	$ 225
Other	-	-	-	-
Reversal of valuation allowance	-	-	-	-
Provision for income taxes	$ 970	$ 1,024	$ 85	$ 225	$ 2,304

Provision for income taxes on Asset Sales in the Prior Period
Series	Series #06FG1
Income before provision for income taxes, gross	$ 53,900
Taxed at federal statutory rates	21%
Tax at statutory rate	$ 11,319
Other	118
Reversal of valuation allowance	(1,802)
Provision for income taxes	$ 9,635

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a disregarded entity; thus, for the Current Period and the Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
		Current Period			Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#77LE1	$ (460)	$ 460	$ -	$ (628)	$ 628	$ -
#69BM1	(469)	469	-	(637)	637	-
#85FT1	(742)	742	-	(657)	657	-
#88LJ1	(476)	476	-	(644)	644	-
#55PS1	(2,559)	2,559	-	(3,991)	3,991	-
#93XJ1	(1,658)	1,658	-	(297)	297	-
#83FB1	(1,186)	1,186	-	(702)	702	-
#89PS1	17,550	(2,433)	15,185	(654)	654	-
#90FM1	(444)	444	-	(612)	612	-
#95BL1	(472)	472	-	(640)	640	-
#98DV1	(474)	474	-	(642)	642	-
#02AX1	(468)	468	-	(637)	637	-
#99LE1	(457)	457	-	(626)	626	-
#91MV1	(450)	450	-	(618)	618	-
#94DV1	(455)	455	-	(623)	623	-
#92LD1	(481)	481	-	(650)	650	-
#72MC1	(472)	472	-	(641)	641	-
#11BM1	(462)	462	-	(630)	630	-
#80LC1	(861)	861	-	(1,044)	1,044	-
#02BZ1	(492)	492	-	(661)	661	-
#88BM1	(478)	478	-	(646)	646	-
#63CC1	(474)	474	-	(642)	642	-
#76PT1	(491)	491	-	(659)	659	-
#75RA1	(461)	461	-	(818)	818	-
#65AG1	(488)	488	-	(656)	656	-
#90MM1	(446)	446	-	(614)	614	-
#61JE1	(507)	507	-	(675)	675	-
#88PT1	(489)	489	-	(626)	626	-
#65FM1	(461)	461	-	(629)	629	-
#94LD1	(2,519)	2,519	-	(959)	959	-
#99SS1	(476)	476	-	(644)	644	-
#94FS1	(478)	478	-	(647)	647	-
#61MG1	(2,536)	2,536	-	(700)	700	-
#92CC1	(453)	453	-	(621)	621	-
#80PN1	(453)	453	-	(621)	621	-
#89FG2	12,379	(1,418)	11,004	(642)	642	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#88LL1	(1,060)	1,060	-	(760)	760	-
#93FS1	3,439	(1,653)	1,873	(645)	645	-
#89FT1	31,605	(1,762)	30,605	(657)	657	-
#MEEB11275	(56)	56	-	-	-	-
#82TAYLOR	(97)	97	-	-	-	-
#HOLMES	(82)	82	-	-	-	-
#HULK180	(87)	87	-	-	-	-
#05JAYZ	(979)	979	-	-	-
#JUSTINIAN	(256)	256	-	-	-
#67ICEBOWL	(96)	96	-	-	-
#DKCOUNTRY	(102)	102	-	-	-
#FALCON	(173)	173	-	-	-
#MARIOWRLD	(343)	343	-	-	-
#82AV1	(1,128)	1,128	-	-	-
#SUPERBWL1	(146)	146	-	-	-
#MEEB7985	(45)	45	-	-	-
#BONDWATCH	(236)	236	-	-	-
#95FF1	(419)	419	-	-	-
#MAYC857	970	-	970	-	-
#PUNK2981	(42)	42	-	-	-
#WOW2221	85	-	85	-	-
#NIKON1	(92)	92	-	-	-
#LOTF	(58)	58	-	-	-
#DOOD6778	(41)	41	-	-	-
#BAKC7820	(37)	37	-	-	-
#NBAJAM	(923)	923	-	-	-
#SANDBOX1	(36)	36	-	-	-
#WOW6586	225	-	225	-	-
#AZUKI6704	(35)	35	-	-	-
#58PELE4	(95)	95	-	-	-
#OBAMABALL	(210)	210	-	-	-
#BART	(66)	66	-	-	-
#HOMER	(66)	66	-	-	-
#SI1	(55)	55	-	-	-
#GOLD1	(57)	57	-	-	-
#VERSTAPP1	(81)	81	-	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#96TIGER	(117)	117	-	-	-
#88ZELDA	(248)	248	-	-	-
#STARWARS3	(71)	71	-	-	-
#YEEZY	(88)	88	-	-	-
#MAYC9114	1,024	-	1,024	-	-
#VFRNDS1	(144)	144	-	-	-
#MBIRD2754	(29)	29	-	-	-
#VEEFRND1	(29)	29	-	-	-
#TREASURE	(46)	46	-	-	-
#MACWORLD1	(86)	86	-	-	-
#KENNERSET	(52)	52	-	-	-
#LEDZEPP1	(84)	84	-	-	-
#VEEVIPER	(66)	66	-	-	-
#BEEPLE1	(27)	27	-	-	-
#WARHOL1	(51)	51	-	-	-
#GAMEBOY	(69)	69	-	-	-
#CROESUS	(119)	119	-	-	-
#SACHS1	(147)	147	-	-	-
#32RUTH	(111)	111	-	-	-
#ELON1	(61)	61	-	-	-
#105.ETH	(20)	20	-	-	-
#R2D2	(117)	117	-	-	-
#VADER	(115)	115	-	-	-
#WARHOL2	(64)	64	-	-	-
#JEKYLL	(33)	33	-	-	-
#BUFFETT1	(27)	27	-	-	-
#DRACULA10	(47)	47	-	-	-
#PAPPY1	(23)	23	-	-	-
#1857COIN	(76)	76	-	-	-
#94CSI	(1,399)	1,399	-	-	-
#ANDYPELE	(28)	28	-	-	-
#BOBAFETT	(32)	32	-	-	-
#ELVIS	(75)	75	-	-	-
#GBOYCOLOR	(23)	23	-	-	-
#JETFIRE	(38)	38	-	-	-
#POPEBALL	(37)	37	-	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#RABBIT	(23)	23	-	-	-
#54AARON	(242)	242	-	-	-
#GRATEFUL1	(82)	82	-	-	-
#BOBAPROTO	(78)	78	-	-	-
Total	$ 31,101	$ 28,909	$ 60,971	$ (29,096)	$ 29,096	$ -

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and the Prior Period, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
		Current Period			Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#77LE1	$ (4,084)	$ 4,084	$ -	$ (3,624)	$ 3,624	$ -
#69BM1	(3,451)	3,451	-	(2,982)	2,982	-
#85FT1	(4,196)	4,196	-	(3,454)	3,454	-
#88LJ1	(3,744)	3,744	-	(3,268)	3,268	-
#55PS1	(9,340)	9,340	-	(6,782)	6,782	-
#93XJ1	(3,118)	3,118	-	(1,460)	1,460	-
#83FB1	(4,147)	4,147	-	(2,961)	2,961	-
#89PS1	-	-	-	(2,433)	2,433	-
#90FM1	(2,786)	2,786	-	(2,342)	2,342	-
#95BL1	(3,089)	3,089	-	(2,617)	2,617	-
#98DV1	(2,900)	2,900	-	(2,427)	2,427	-
#02AX1	(2,675)	2,675	-	(2,207)	2,207	-
#99LE1	(2,674)	2,674	-	(2,216)	2,216	-
#91MV1	(2,615)	2,615	-	(2,165)	2,165	-
#94DV1	(2,645)	2,645	-	(2,190)	2,190	-
#92LD1	(2,928)	2,928	-	(2,447)	2,447	-
#72MC1	(2,691)	2,691	-	(2,219)	2,219	-
#11BM1	(2,502)	2,502	-	(2,040)	2,040	-
#80LC1	(3,684)	3,684	-	(2,824)	2,824	-
#02BZ1	(2,851)	2,851	-	(2,358)	2,358	-
#88BM1	(2,614)	2,614	-	(2,135)	2,135	-
#63CC1	(2,563)	2,563	-	(2,090)	2,090	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#76PT1	(2,624)	2,624	-	(2,133)	2,133	-
#75RA1	(2,658)	2,658	-	(2,197)	2,197	-
#65AG1	(2,556)	2,556	-	(2,068)	2,068	-
#90MM1	(1,918)	1,918	-	(1,471)	1,471	-
#61JE1	(2,553)	2,553	-	(2,046)	2,046	-
#88PT1	(2,048)	2,048	-	(1,559)	1,559	-
#65FM1	(2,318)	2,318	-	(1,857)	1,857	-
#94LD1	(4,891)	4,891	-	(2,371)	2,371	-
#99SS1	(2,141)	2,141	-	(1,665)	1,665	-
#94FS1	(1,993)	1,993	-	(1,515)	1,515	-
#61MG1	(4,353)	4,353	-	(1,817)	1,817	-
#92CC1	(1,857)	1,857	-	(1,404)	1,404	-
#80PN1	(1,825)	1,825	-	(1,372)	1,372	-
#89FG2	-	-	-	(1,418)	1,418	-
#88LL1	(2,853)	2,853	-	(1,793)	1,793	-
#93FS1	-	-	-	(1,653)	1,653	-
#89FT1	-	-	-	(1,762)	1,762	-
#MEEB11275	(56)	56	-	-	-	-
#82TAYLOR	(97)	97	-	-	-	-
#HOLMES	(82)	82	-	-	-	-
#HULK180	(87)	87	-	-	-	-
#05JAYZ	(979)	979	-	-	-	-
#JUSTINIAN	(256)	256	-	-	-	-
#67ICEBOWL	(96)	96	-	-	-	-
#DKCOUNTRY	(102)	102	-	-	-	-
#FALCON	(173)	173	-	-	-	-
#MARIOWRLD	(343)	343	-	-	-	-
#82AV1	(1,128)	1,128	-	-	-	-
#SUPERBWL1	(146)	146	-	-	-	-
#MEEB7985	(45)	45	-	-	-	-
#BONDWATCH	(236)	236	-	-	-	-
#95FF1	(419)	419	-	-	-	-
#MAYC857	-	-	-	-	-	-
#PUNK2981	(42)	42	-	-	-	-
#WOW2221	-	-	-	-	-	-
#NIKON1	(92)	92	-	-	-	-
#LOTF	(58)	58	-	-	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#DOOD6778	(41)	41	-	-	-	-
#BAKC7820	(37)	37	-	-	-	-
#NBAJAM	(923)	923	-	-	-	-
#SANDBOX1	(36)	36	-	-	-	-
#WOW6586	-	-	-	-	-	-
#AZUKI6704	(35)	35	-	-	-	-
#58PELE4	(95)	95	-	-	-	-
#OBAMABALL	(210)	210	-	-	-	-
#BART	(66)	66	-	-	-	-
#HOMER	(66)	66	-	-	-	-
#SI1	(55)	55	-	-	-	-
#GOLD1	(57)	57	-	-	-	-
#VERSTAPP1	(81)	81	-	-	-	-
#96TIGER	(117)	117	-	-	-	-
#88ZELDA	(248)	248	-	-	-	-
#STARWARS3	(71)	71	-	-	-	-
#YEEZY	(88)	88	-	-	-	-
#MAYC9114	-	-	-	-	-	-
#VFRNDS1	(144)	144	-	-	-	-
#MBIRD2754	(29)	29	-	-	-	-
#VEEFRND1	(29)	29	-	-	-	-
#TREASURE	(46)	46	-	-	-	-
#MACWORLD1	(86)	86	-	-	-	-
#KENNERSET	(52)	52	-	-	-	-
#LEDZEPP1	(84)	84	-	-	-	-
#VEEVIPER	(66)	66	-	-	-	-
#BEEPLE1	(27)	27	-	-	-	-
#WARHOL1	(51)	51	-	-	-	-
#GAMEBOY	(69)	69	-	-	-	-
#CROESUS	(119)	119	-	-	-	-
#SACHS1	(147)	147	-	-	-	-
#32RUTH	(111)	111	-	-	-	-
#ELON1	(61)	61	-	-	-	-
#105.ETH	(20)	20	-	-	-	-
#R2D2	(117)	117	-	-	-	-
#VADER	(115)	115	-	-	-	-
#WARHOL2	(64)	64	-	-	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

#JEKYLL	(33)	33	-	-	-	-
#BUFFETT1	(27)	27	-	-	-	-
#DRACULA10	(47)	47	-	-	-	-
#PAPPY1	(23)	23	-	-	-	-
#1857COIN	(76)	76	-	-	-	-
#94CSI	(1,399)	1,399	-	-	-	-
#ANDYPELE	(28)	28	-	-	-	-
#BOBAFETT	(32)	32	-	-	-	-
#ELVIS	(75)	75	-	-	-	-
#GBOYCOLOR	(23)	23	-	-	-	-
#JETFIRE	(38)	38	-	-	-	-
#POPEBALL	(37)	37	-	-	-	-
#RABBIT	(23)	23	-	-	-	-
#54AARON	(242)	242	-	-	-	-
#GRATEFUL1	(82)	82	-	-	-	-
#BOBAPROTO	(78)	78	-	-	-	-
Total	$ (118,253)	$ 118,253	$ -	$ (89,344)	$ 89,344	$ -

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

Due to the change in ownership provisions of the Internal Revenue Code (“IRC”) Section 382, the availability of net operating loss carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards. Based on the provisions of IRC Section 382, the Company believes it is highly unlikely any of the thresholds that would trigger an NOL limitation for any Series have occurred. The Company analyzes the ability for a Series to utilize NOL carryforwards at the time of an asset sale and to date, for all Series that have had an asset sale and utilized NOL carryforwards none of these NOL utilizations were subject to an IRC Section 382 limitation. The Company will continue to monitor for all Series any IRC Section 382 limitation in the future.

NOTE H- CONTINGENCIES

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the Securities and Exchange Commission, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE I- SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through the date of this filing:

Series	Underlying Asset	Maximum Offering Size	Closing Date
#BATMAN	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	$1,800,000	1/25/2023

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain/(Loss) on Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#04PHELPS (1)	2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10	1/4/2023	$5,774	$5,774	$0
#RASPUTIN (1)	1905-1916 Handwritten and Signed Grigori Rasputin Letter	1/11/2023	$21,471	$21,471	$0
#EMERALD (1)	2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++	1/21/2023	$13,200	$13,200	$0
#CRASH (1)	1996 PlayStation Crash Bandicoot Video Game graded Wata 9.2 A+	1/21/2023	$17,600	$17,600	$0
#METROID (1)	1987 NES Metroid Video Game graded Wata 9.6 A+	1/21/2023	$11,550	$11,550	$0
#80TOPPS (1)	1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	1/27/2023	$15,120	$15,120	$0
#BATMAN	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	1/30/2023	$2,000,000	$1,700,000	$300,000	$114,736	$177,500	$1,800,000 / $10.00	$1,936,000 / $10.76

Asset Dispositions Subsequent to the Current Period

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain/(Loss) on Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#04PHELPS (1)	2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10	1/4/2023	$5,774	$5,774	$0
#RASPUTIN (1)	1905-1916 Handwritten and Signed Grigori Rasputin Letter	1/11/2023	$21,471	$21,471	$0
#EMERALD (1)	2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++	1/21/2023	$13,200	$13,200	$0
#CRASH (1)	1996 PlayStation Crash Bandicoot Video Game graded Wata 9.2 A+	1/21/2023	$17,600	$17,600	$0
#METROID (1)	1987 NES Metroid Video Game graded Wata 9.6 A+	1/21/2023	$11,550	$11,550	$0
#80TOPPS (1)	1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	1/27/2023	$15,120	$15,120	$0
#BATMAN	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	1/30/2023	$2,000,000	$1,700,000	$300,000	$114,736	$177,500	$1,800,000 / $10.00	$1,936,000 / $10.76

(1)Asset sold prior to Series closing

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Collection, LLC (1)

Exhibit 2.2 – Seventh Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (16)

Exhibit 2.3 – Certificate of Formation for RSE Collection Manager, LLC (2)

Exhibit 2.4 – Limited Liability Company Agreement of RSE Collection Manager, LLC (3)

Exhibit 3.1 – Standard Form of Series Designation (15)

Exhibit 4.1 – Standard Form of Subscription Agreement (8)

Exhibit 6.1 – Amended and Restated Standard Form of Asset Management Agreement (3)

Exhibit 6.2 – Amended and Restated Broker of Record Agreement (4)

Exhibit 6.3 – Standard Form Bill of Sale (2)

Exhibit 6.4 – Standard Form Purchase Agreement (3)

Exhibit 6.5 – NCPS PPEX ATS Company Agreement (3)

Exhibit 6.6 – Executing Broker Secondary Market Transactions Engagement Letter (3)

Exhibit 6.7 – Executing Broker Tools License Agreement (3)

Exhibit 6.8 – Amended and Restated Transfer Agent Agreement (11)

Exhibit 6.9 – NCIT Software and Services License Agreement (5)

Exhibit 6.10 – Form of Assignment and Assumption Agreement (6)

Exhibit 6.11 – Standard Form #2 Purchase Agreement (7)

Exhibit 6.12 – Standard Form Purchase Option Agreement (9)

Exhibit 6.13 – Standard Form Consignment Agreement (9)

Exhibit 6.14 – Form #2 of Assignment and Assumption Agreement (10)

Exhibit 6.15 – Asset Purchase Agreement in respect of Series #93FS1 (11)

Exhibit 6.16 – Purchase Agreement in respect of Series #35MICKEY (12)

Exhibit 6.17 – Purchase Agreement in respect of Series #SCARFACE (12)

Exhibit 6.18 – Purchase Agreement in respect of Series #GIJOE2 (13)

Exhibit 6.19 – Purchase Agreement in respect of Series #GRATEFUL1 (14)

Exhibit 6.20 – Purchase Agreement in respect of Series #BOBAPROTO (14)

Exhibit 6.21 – Purchase Agreement in respect of Series #CAPTAIN1 (14)

Exhibit 6.22 – Purchase Agreement in respect of Series #BASQUIAT1 (15)

Exhibit 6.23 – Purchase Agreement in respect of Series #DRYOSAUR (15)

Exhibit 6.24 – Purchase Agreement in respect of Series #FAREWELL (16)

Exhibit 6.25 – Purchase Agreement in respect of Series #ARSHAM1 (16)

Exhibit 6.26 – Purchase Agreement in respect of Series #APOLLO14 (16)

Exhibit 8.1 – Amended and Restated Subscription Escrow Agreement (8)

Exhibit 8.2 – Amended and Restated Custody Agreement (11)

(1)Previously filed as an Exhibit to the Company’s Offering Statement on Form 1-A filed with the Commission on June 30, 2017.

(2)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 25 to its Form 1-A filed with the Commission on March 29, 2021.

(3)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on July 14, 2021.

(4)Previously filed as an Exhibit to the Company’s Pre-Qualification Amendment No. 1 to its Form 1-A filed with the Commission on October 12, 2021.

(5)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 1 to its Form 1-A filed with the Commission on November 17, 2021.

(6)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 2 to its Form 1-A filed with the Commission on November 24, 2021.

(7)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 3 to its Form 1-A filed with the Commission on November 24, 2021.

(8)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 5 to its Form 1-A filed with the Commission on December 8, 2021.

(9)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 7 to its Form 1-A filed with the Commission on February 11, 2022.

III-1

(10)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 15 to its Form 1-A filed with the Commission on April 13, 2022.

(11)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 21 to its Form 1-A filed with the Commission on June 22, 2022.

(12)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 23 to its Form 1-A filed with the Commission on August 11, 2022.

(13)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 24 to its Form 1-A filed with the Commission on August 11, 2022.

(14)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 25 to its Form 1-A filed with the Commission on September 12, 2022.

(15)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 26 to its Form 1-A filed with the Commission on November 4, 2022.

(16)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 27 to its Form 1-A

III-1

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE COLLECTION, LLC

By: RSE Collection Manager, LLC, its managing member

By: Rally Holdings LLC, its sole member

By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

Date: April 6, 2023

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher J. Bruno Name: Christopher J. Bruno	President, Chief Executive Officer and Director of RSE Markets, Inc. (Principal Executive Officer)	April 6, 2023

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer and Principal Accounting Officer)	April 6, 2023

RSE COLLECTION MANAGER, LLC

By: Rally Holdings LLC, its sole member

By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

	Managing Member	April 6, 2023